UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. 1)

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☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to Rule 14a-12

ENERGOUS CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other than the Registrant)

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Explanatory Note

The following information is being filed to amend the original Schedule 14A filed April 12, 2018. The only changes are to revise the beneficial ownership table to correct an inadvertent miscalculation relating to the shares owned by Dialog Semiconductor plc, on pages 40-41 and correct the title and biography of Cesar Johnston to reflect a 2017 promotion.

Except as specifically described in this Explanatory Note, this Amendment No. 1 does not otherwise modify or update any other disclosures presented in the April 12 filing.

3590 North First Street, Suite 210

San Jose, California 95134

April 12, 2018

Dear Stockholder:

You are cordially invited to attend the annual meeting of stockholders of Energous Corporation to be held at 11:00 a.m., local time, on Wednesday, May 16, 2018, at our corporate headquarters located at 3590 North First Street, Suite 210, San Jose, California.

We look forward to your attending either in person or by proxy. Further details regarding the matters to be acted upon at this meeting appear in the accompanying Notice of 2018 Annual Meeting of Stockholders and Proxy Statement. Please give this material your careful attention.

Very truly yours,

Stephen R. Rizzone
President and Chief Executive Officer

ENERGOUS CORPORATION

3590 North First Street, Suite 210

San Jose, California 95134

NOTICE OF 2018 ANNUAL MEETING OF STOCKHOLDERS

To Be Held on May 16, 2018

To the Stockholders of Energous Corporation:

NOTICE IS HEREBY GIVEN that the 2018 Annual Meeting of Stockholders of Energous Corporation, a Delaware corporation, will be held on Wednesday, May 16, 2018 at 11:00 a.m., local time, at our corporate headquarters located at 3590 North First Street, Suite 210, San Jose, California, for the following purposes:

•	To elect seven members of the Board of Directors;

•	To approve an amendment to the 2013 Equity Incentive Plan;

•	To approve an amendment to the Non-Employee Equity Compensation Plan;

•	To approve an amendment to the Performance Share Unit Plan;

•	To ratify the appointment of Marcum LLP as our independent registered public accounting firm for 2018; and

•	To transact such other business as may properly come before the meeting and any adjournments or postponements thereof.

Only Energous stockholders of record at the close of business on March 22, 2018, the record date of this meeting fixed by the Board of Directors, are entitled to notice of and to vote at the meeting and any adjournment or postponement thereof. If you plan to attend the meeting and you require directions, please call us at (408) 963-0200.

By Order of the Board of Directors,

Stephen R. Rizzone
President and Chief Executive Officer

San Jose, California

April 12, 2018

PROXY STATEMENT

3590 North First Street, Suite 210

San Jose, California 95134

INFORMATION ABOUT SOLICITATION AND VOTING

The Board of Directors (“Board”) of Energous Corporation (“Company,” “Energous,” “we,” “us” or “our”) is providing these materials to you in connection with our 2018 annual meeting of stockholders, which will take place on Wednesday, May 16, 2018, 11:00 a.m., local time, at our corporate headquarters located at 3590 North First Street, Suite 210, San Jose, California. This proxy statement and the accompanying notice and form of proxy are expected to be first sent to stockholders on or about April 12, 2018.

GENERAL INFORMATION ABOUT THE ANNUAL MEETING

Why am I receiving these materials?

You have received these proxy materials because our Board of Directors is soliciting your proxy to vote your shares at the annual meeting. The proxy statement includes information that we are required to provide you under Securities and Exchange Commission (“SEC”) rules and is designed to assist you in voting your shares.

What is a proxy?

Our Board is asking for your proxy, meaning that you authorize persons selected by the Board to vote your shares at the annual meeting in the way that you instruct. All shares represented by valid proxies received before the annual meeting will be voted in accordance with the stockholder’s specific voting instructions.

What is included in these materials?

These materials include:

•	this Proxy Statement for the annual meeting;

•	a proxy card for the annual meeting; and

•	the 2017 Annual Report to Stockholders, which includes our 2017 Annual Report on Form 10-K.

What items will be voted on at the annual meeting?

There are five proposals scheduled to be voted on at the annual meeting:

•	election of director nominees nominated by our Board of Directors;

•	approval of an amendment of our 2013 Equity Incentive Plan;

•	approval of an amendment of our Non-Employee Equity Compensation Plan;

•	approval of an amendment of our Performance Share Unit Plan; and

•	ratification of the appointment of Marcum LLP (“Marcum”) as our independent registered public accounting firm for the fiscal year ending December 31, 2018.

The Board is not aware of any other matters to be brought before the annual meeting. If other matters are properly raised at the meeting, the proxy holders are authorized to vote in their discretion any shares that they represent by proxy.

What are the Board’s voting recommendations?

The Board recommends that you vote your shares:

•	FOR the nominees to the Board of Directors presented in this proxy statement;

•	FOR the approval of the amendment to the 2013 Equity Incentive Plan;

•	FOR the approval of the amendment to the Non-Employee Equity Compensation Plan;

•	FOR the approval of the amendment to the Performance Share Unit Plan; and

•	FOR the ratification of the appointment of Marcum as our independent registered public accounting firm for 2018.

Who can attend the annual meeting?

Admission to the annual meeting is limited to:

•	Energous stockholders as of the close of business on March 22, 2018;

•	holders of valid proxies for the annual meeting; and

•	our invited guests.

Each stockholder may be asked to present valid picture identification such as a driver’s license or passport and proof of stock ownership as of the record date.

When is the record date and who is entitled to vote?

The Board of Directors set March 22, 2018 as the record date for the 2018 annual meeting. All record holders of Energous common stock as of the close of business on that date are entitled to vote at the meeting. Each share of common stock is entitled to one vote. As of the record date, there were 25,276,186 shares of common stock outstanding.

What is a stockholder of record?

A stockholder of record, or registered stockholder, is a person whose ownership of Energous stock is reflected directly on the books and records of our transfer agent, Wells Fargo Shareowner Services. If you hold stock through an account with a bank, broker or similar organization, you are considered the beneficial owner of shares held in “street name” by that institution and not a stockholder of record. For shares held in street name, the stockholder of record is the bank, broker or similar organization. We only have access to ownership records for the registered shares. If you are not a stockholder of record, we will require additional documentation to evidence your stock ownership as of the record date, such as a copy of your brokerage account statement, a letter from your broker, bank or other nominee or a copy of your notice or voting instruction card. As described below, if you are not a stockholder of record, you will not be able to vote your shares unless you have a proxy from the stockholder of record authorizing you to do so.

How do I vote?

You may vote by any of the following methods:

•	In person. Stockholders of record and beneficial stockholders with shares held in street name may vote in person at the annual meeting. If you hold shares in street name, you must also obtain a proxy from the stockholder of record authorizing you to vote your shares.

•	By mail. Stockholders of record may vote by signing and returning the proxy card provided.

•	By phone or Internet. You may vote by proxy, by phone or by Internet, by following the instructions provided in the accompanying proxy card or the voting instruction card provided.

•	Beneficial owners of shares held in “street name.” You may vote by following the voting instructions provided to you by your bank or broker.

For questions about your stock ownership or the annual meeting, you may contact us through our website at http://www.energous.com/contact/ or, if you are a registered holder, our transfer agent, Computershare Trust Company, N.A., by email through the Wells Fargo Shareowner Services website at https://www.shareowneronline.com/UserManagement/ContactUs.aspx or www.computershare.com/contactus or toll free at (800) 401-1957.

If you have any questions or require any assistance with completing your proxy, please contact Kingsdale Advisors by telephone (toll-free within North America) at 1-888-518-6799 or (call collect outside North America) at 416-867-2272 or by email at contactus@kingsdaleadvisors.com

How can I change or revoke my vote?

•	Stockholders of record. You may change or revoke your vote by submitting a written notice of revocation to Energous Corporation, c/o Secretary, at 3590 North First Street, Suite 210, San Jose, California 95134 or by submitting another vote on or before May 16, 2018.

•	Beneficial owners of shares held in “street name.” You may change or revoke your voting instructions by following the specific directions provided to you by your bank or broker.

What happens if I do not give specific voting instructions?

Stockholders of record. If you are a stockholder of record and you sign and return a proxy card without giving specific voting instructions, then the proxy holders will vote your shares in the manner recommended by the Board of Directors on all matters presented in this proxy statement and as the proxy holders may determine in their discretion for any other matters properly presented for a vote at the annual meeting.

Beneficial owners of shares held in “street name.” If you are a beneficial owner of shares held in street name and do not provide the organization that holds your shares with specific voting instructions, the organization that holds your shares may generally vote in its discretion on routine matters but cannot vote on non-routine matters. If the organization that holds your shares does not receive instructions from you on how to vote your shares on a non-routine matter, the organization that holds your shares will inform the inspector of election that it does not have the authority to vote on that matter with respect to your shares, which is referred to as a “broker non-vote.”

Which ballot measures are considered “routine” or “non-routine”?

The election of directors, approval of the amendment to the 2013 Equity Incentive Plan, approval of the amendment to the Non-Employee Equity Compensation Plan and approval of the amendment to the Performance Share Unit Plan are all considered to be non-routine matters under applicable rules. Brokers and other nominees cannot vote without shareholder instructions on non-routine matters, so there are likely to be broker non-votes on both of these proposals.

The ratification of the appointment of Marcum as our independent registered public accounting firm for 2018 is considered to be a routine matter under applicable rules. Brokers or other nominees may generally vote on routine matters, and we do not expect there to be any broker non-votes with respect to this proposal.

What is the quorum for the annual meeting?

The presence at the annual meeting, in person or by proxy, of the holders of a majority of the shares entitled to vote is necessary for the transaction of business and a quorum at the annual meeting.

What is the voting requirement to approve each of the proposals?

The following are the vote requirements for each proposal:

•	Proposal 1, Election of Directors. The nominees receiving the highest number of votes will be elected as members of our Board of Directors.

•	Proposal 2, Approval of an Amendment to the 2013 Equity Incentive Plan. The affirmative vote of the holders of a majority of the shares present or represented at the 2018 Annual Meeting, in person or by proxy, is required to approve the amendment of the 2013 Plan.

•	Proposal 3, Approval of an Amendment to the Non-Employee Equity Compensation Plan. The affirmative vote of the holders of a majority of the shares present or represented at the 2018 Annual Meeting, in person or by proxy, is required to approve the amendment of the Non-Employee Plan.

•	Proposal 4, Approval of an Amendment to the Performance Share Unit Plan. The affirmative vote of the holders of a majority of the shares present or represented at the 2018 Annual Meeting, in person or by proxy, is required to approve the amendment of the PSU Plan.

•	Proposal 5, Ratification of Appointment of Independent Registered Public Accounting Firm. The ratification of the Audit Committee’s appointment of Marcum as our independent registered public accounting firm for 2018 will be approved if the number of votes cast “FOR” the proposal at the annual meeting exceeds the number of votes cast “AGAINST” the proposal.

How are abstentions and broker non-votes treated?

Broker non-votes and abstentions are counted as present for purposes of determining the existence of a quorum is present. Broker non-votes and abstentions are not counted as votes cast on non-routine proposals and, therefore will have no effect on the proposals regarding the election of directors, the approval of an amendment to the 2013 Equity Incentive Plan, the approval of an amendment to the Non-Employee Equity Compensation Plan and the approval of an amendment to the Performance Share Unit Plan. We expect no broker non-votes on the appointment of Marcum as our independent registered public accounting firm for 2018, and abstentions will have no effect on that proposal.

Who pays for solicitation of proxies?

We are paying the cost of soliciting proxies. We will reimburse brokerage firms and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for sending proxy materials to stockholders and obtaining their votes. In addition to soliciting the proxies by mail, certain of our directors, officers and regular employees, without compensation, may solicit proxies personally or by telephone, facsimile and email.

Where can I find the voting results of the annual meeting?

We will announce the results of voting at the annual meeting in a Current Report on Form 8-K to be filed with the SEC within four business days following the annual meeting.

What is the deadline to propose actions for consideration or to nominate individuals to serve as directors at the 2019 annual meeting of stockholders?

Requirements for Stockholder Proposals to Be Considered for Inclusion in these Proxy Materials. Stockholder proposals to be considered for inclusion in the proxy statement and form of proxy relating to the

2019 annual meeting of stockholders must be received no later than December 13, 2018. In addition, all proposals will need to comply with Rule 14a-8 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), which lists the requirements for the inclusion of stockholder proposals in company-sponsored proxy materials. Stockholder proposals must be delivered to the Company’s Secretary at 3590 North First Street, Suite 210, San Jose, California 95134.

Requirements for Stockholder Proposals to Be Brought Before the 2019 Annual Meeting of Stockholders. Notice of any director nomination or other proposal that you intend to present at the 2019 annual meeting of stockholders, but do not intend to have included in the proxy statement and form of proxy relating to the 2019 annual meeting, must be delivered to the our Secretary at 3590 North First Street, Suite 210, San Jose, California 95134 not earlier than the close of business on January 16, 2019 and not later than the close of business on February 15, 2019. In addition, your notice must set forth the information required by our bylaws with respect to each director nomination or other proposal that you intend to present at the 2019 annual meeting of stockholders.

CORPORATE GOVERNANCE PRINCIPLES AND BOARD MATTERS

Board Independence

The Board of Directors has determined that each of Mr. Cooper, Mr. Gaulding, Mr. Griffin, Mr. Jackson, Ms. Lindstrom and Mr. Alexopoulos is an independent director within the meaning of the director independence standards of The Nasdaq Stock Market (“Nasdaq”). The Board has also determined that all of members of the Audit Committee, Compensation Committee and Corporate Governance and Nominating Committee are independent directors and meet any other requirements for membership on those specific committees under applicable Nasdaq and SEC rules.

Executive Sessions of Independent Directors

Executive sessions of our independent directors are generally scheduled following each regularly scheduled in-person meeting of the Board. Executive sessions do not include any non-independent directors and are led by the Chairman of the Board.

Board Leadership Structure

The Board does not have a general policy regarding the separation of the roles of Chairman and Chief Executive Officer. The Board believes that it should have the flexibility to make these determinations at any given time in the way that it believes best to provide appropriate leadership for the Company at that time. The Board has reviewed our current Board leadership structure in light of the composition of the Board, the size of our company, the nature of the Energous business and other relevant factors. We currently have a Chief Executive Officer and a separate Chairman of the Board. The Board believes that having an independent Chairman enhances the opportunity that management is subject to independent and objective oversight and the independent directors have an active voice in the governance of the Company. Mr. Rizzone serves as our Chief Executive Officer and Mr. Griffin serves as the Chairman of the Board. Mr. Gaulding will serve as Chairman Emeritus.

Security Holder Communications with the Board of Directors

Security holders who wish to communicate directly with the Board, the independent directors of the Board or any individual member of the Board may do so by sending such communication by certified mail addressed to the Chairman of the Board, as a representative of the entire Board of Directors or to the individual director or directors, in each case, c/o Secretary, Energous Corporation, 3590 North First Street, Suite 210, San Jose, California 95134. The Secretary reviews any such security holder communication and forwards relevant communications to the addressee.

Policies Regarding Director Nominations

The Board has adopted a policy concerning director nominations, which is available at www.energous.com and summarized below.

Director Qualifications

The Corporate Governance and Nominating Committee is responsible for identifying the appropriate qualifications, skills and characteristics desired of members of the Board in the context of the needs of the business and the current composition and needs of the Board.

Director candidates are considered based upon a variety of criteria, including demonstrated business and professional skills and experiences relevant to our business and strategic direction, concern for long-term stockholder interests, and personal integrity and sound business judgment. The Board of Directors seeks members from diverse professional backgrounds who combine a broad spectrum of relevant industry and strategic experience and expertise that, in concert, offer us and our stockholders diversity of opinion and insight in the areas most important to us and our corporate mission. In addition, nominees for director are selected to have complementary, rather than overlapping, skill sets. However, the Corporate Governance and Nominating Committee does not have a formal policy concerning the diversity of the Board of Directors. All candidates for director nominee must have time available to devote to the activities of the Board of Directors. The Corporate Governance and Nominating Committee also considers the independence of candidates for director nominee, including the appearance of any conflict in serving as a director. Candidates for director nominee who do not meet all of these criteria may still be considered for nomination to the Board of Directors, if the Corporate Governance and Nominating Committee believes that the candidate will make an exceptional contribution to us and our stockholders.

Process for Identifying and Evaluating Director Nominees

The Board of Directors is responsible for selecting nominees for election to the Board of Directors by the stockholders. The Board delegates the selection process to the Corporate Governance and Nominating Committee, with the expectation that other members of the Board, and of management, may be requested to take part in the process as appropriate. Generally, the Corporate Governance and Nominating Committee identifies candidates for director nominees in consultation with management, through the use of search firms or other advisers, through the recommendations submitted by other directors or stockholders or through such other methods as the committee deems appropriate. Once candidates have been identified, the Corporate Governance and Nominating Committee confirms that the candidates meet the qualifications for director nominees established by the committee. The Corporate Governance and Nominating Committee may gather information about the candidates through interviews, detailed questionnaires, comprehensive background checks, or any other means that the committee deems to be helpful in the evaluation process. The Corporate Governance and Nominating Committee then meets as a group to discuss and evaluate the qualities and skills of each candidate, both on an individual basis and taking into account the overall composition and needs of the Board. Based on the results of the evaluation process, the Corporate Governance and Nominating Committee recommends candidates for Board approval as director nominees for election to the Board of Directors. The Corporate Governance and Nominating Committee also recommends candidates for Board appointment to Board committees.

Procedures for Recommendation of Director Nominees by Stockholders

The policy of the Corporate Governance and Nominating Committee is to consider properly submitted stockholder recommendations for director candidates. To submit a recommendation to the Corporate Governance and Nominating Committee for director nominee candidates, a stockholder must make such recommendation in writing and include:

•	the name and address of the stockholder making the recommendation, as they appear on our books and records, and of such record holder’s beneficial owner, if any;

•	the class and number of shares of our equity securities that are owned beneficially and held of record by such stockholder and such beneficial owner including all “synthetic equity instruments” (e.g., derivatives, swaps, hedges, etc.), voting rights, rights to fees, dividends, or other material rights;

•	a description of the material terms of any agreements, arrangements or understandings (whether or not in writing) entered into between such stockholder or such beneficial owner and any other person for the purpose of acquiring, holding, disposing or voting of any shares of any class of our equity;

•	the name of the individual recommended for consideration as a director nominee;

•	why such recommended candidate meets our criteria and would be able to fulfill the duties of a director;

•	how the recommended candidate meets applicable independence requirements established by the SEC and Nasdaq;

•	the recommended candidate’s beneficial ownership in our securities;

•	any relationships between the recommended candidate and us which may constitute a conflict of interest; and

•	all other information relating to the recommended candidate that would be required to be disclosed in solicitations of proxies for the election of directors or is otherwise required, in each case pursuant to Regulation 14A under the Exchange Act, including the recommended candidate’s written consent to being named in the proxy statement as a nominee and to serving as a director if approved by the Board of Directors and elected.

Recommendations must be sent to the Chairperson of the Corporate Governance and Nominating Committee, c/o Secretary, Energous Corporation, 3590 North First Street, Suite 210, San Jose, California 95134. The Secretary must receive any such recommendation for nomination not later than the close of business on the 90th day nor earlier than the close of business on the 120th day prior to the first anniversary of the date of the preceding year’s annual meeting of stockholders; provided, however, that with respect to a special meeting of stockholders called by us for the purpose of electing Board members, the Secretary must receive any such recommendation not earlier than the 90th day prior to such special meeting nor later than the later of (1) the close of business on the 60th day prior to such special meeting or (2) the close of business on the 10th day following the day on which a public announcement is first made regarding such special meeting. We will promptly forward any such nominations to the Corporate Governance and Nominating Committee. Once the committee receives a recommendation for a director candidate, such candidate will be evaluated in the same manner as other candidates and a recommendation with respect to such candidate will be delivered to the Board of Directors.

Policy Governing Director Attendance at Annual Meetings of Stockholders

While we do not have a formal policy governing director attendance at our annual meeting of stockholders, we do encourage our directors to attend. All Board members then serving attended the 2017 annual meeting of stockholders.

Code of Ethics

We have in place a Code of Business Conduct and Ethics (“Code of Ethics”) that applies to all of our directors, officers and employees. The code of ethics is designed to deter wrongdoing and promote:

•	honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

•	full, fair, accurate, timely and understandable disclosure in reports and documents that we file with, or submit to, the SEC and in other public communications that we make;

•	compliance with applicable governmental laws, rules and regulations;

•	the prompt internal reporting of violations of the Code of Ethics to an appropriate person identified in the Code of Ethics; and

•	accountability for adherence to the Code of Ethics.

A current copy of the Code of Ethics is available at www.energous.com. A copy may also be obtained, free of charge, from us, upon a request directed to Energous Corporation, 3590 North First Street, Suite 210, San Jose, California 95134, attention: Investor Relations. We intend to disclose any amendments to or waivers of a provision of the Code of Ethics by posting such information on our website available at www.energous.com and/or in our public filings with the SEC.

The Board of Directors and its Committees

Board of Directors

Our bylaws state that the number of directors constituting the Board of Directors shall be determined by resolution of the Board, and that the Board has the authority to increase the number of directors, fill any vacancies on the Board and to decrease the number of directors to eliminate any vacancies. The number of members of our Board of Directors is currently fixed at eight, and will be fixed at seven at the conclusion of the annual meeting.

Our Board met nine times during 2017. All directors attended at least 75% of the aggregate of all meetings of the Board and Board committees on which he served during 2017.

The Board currently has three standing committees – a Compensation Committee, an Audit Committee and a Corporate Governance and Nominating Committee. Each standing committee has a charter that has been approved by the Board, a copy of which is available at the investor relations page on our website www.energous.com. Each committee reviews the appropriateness of its charter annually, or at such other interval as the committee determines. The Board and each of its standing committees has authority to engage its own advisors and consultants.

The following table sets forth the current members of each Board standing committee:

Name	Audit	Compensation	Corporate Governance and Nominating
John R. Gaulding	X	X	Chair
Robert J. Griffin	X	Chair
Rex S. Jackson	Chair
Carol Lindstrom		X	X
Nicolaos G. Alexopoulos			X

Committees

Audit Committee. Our Audit Committee consists of Mr. Jackson (Chair), Mr. Griffin and Mr. Gaulding. The Board has determined that each member of the Audit Committee is independent within the meaning of the Nasdaq director independence standards and applicable rules of the SEC for audit committee members. The Board has appointed Mr. Jackson as Chairperson of the Audit Committee and has determined that he qualifies as an “audit committee financial expert” under SEC rules. The Audit Committee is responsible for assisting the Board in fulfilling its oversight responsibilities with respect to financial reports and other financial information. The Audit Committee (1) reviews, monitors and reports to the Board on the adequacy of our financial reporting process and system of internal control over financial reporting, (2) has the ultimate authority to select, evaluate and replace the independent auditor and is the ultimate authority to which the independent auditors are accountable, (3) in consultation with management, periodically reviews the adequacy of our disclosure controls and procedures and approves any significant changes thereto, (4) provides the audit committee report for inclusion in our proxy statement for our annual meeting of stockholders, and (5) recommends, establishes and monitors procedures for the receipt, retention and treatment of complaints relating to accounting, internal accounting controls or auditing matters and the receipt of confidential, anonymous submissions by employees of concerns regarding questionable accounting or auditing matters. The Audit Committee met four times in 2017.

Compensation Committee. Our Compensation Committee consists of Mr. Griffin (Chair), Mr. Gaulding and Ms. Lindstrom, each of whom is a non-employee director as defined in Rule 16b-3 under the Exchange Act. The Board has determined that each member of the Compensation Committee is an independent director within the meaning of the Nasdaq director independence standards. The Compensation Committee (1) discharges the responsibilities of the Board relating to the compensation of our directors and executive officers, (2) oversees our procedures for consideration and determination of executive and director compensation, and reviews and approves all executive compensation, and (3) administers and implements our incentive compensation plans and equity-based plans. The Compensation Committee met five times in 2017.

The Compensation Committee engaged Compensia, Inc., a nationally-recognized independent compensation consultant, to provide competitive benchmarking and recommendations regarding the design, form and amount of our compensation arrangements with our Chief Executive Officer. At the Compensation Committee’s request, the consultant does not provide any services to us other than the assistance it provides to the Compensation Committee. The consultant reports directly to the Compensation Committee. The Compensation Committee has assessed the independence of Compensia, Inc. pursuant to SEC rules and concluded that no conflict of interest exists that would prevent Compensia from serving as an independent consultant to the committee.

Corporate Governance and Nominating Committee. Our Corporate Governance and Nominating Committee consists of Mr. Gaulding, Ms. Lindstrom and Mr. Alexopoulos. The Corporate Governance and Nominating Committee (1) recommends to the Board persons to serve as members of the Board and its committees, (2) considers the director candidate recommendation submitted from stockholders, (3) assists the Board in evaluating the performance of directors and Board committees, (4) advises the Board regarding the appropriate board leadership structure, (5) reviews and makes recommendations to the Board on corporate governance and (6) reviews Board size and composition and recommends any changes it deems advisable to the Board. The Corporate Governance and Nominating Committee did not meet in 2017, and its functions were performed by the Board as a whole.

Compensation Committee Interlocks and Insider Participation

None of the members of the Compensation Committee served as one of our employees in 2017 or has ever served as one of our officers. During 2017, none of our executive officers served as a director or member of the compensation committee (or other committee performing similar functions) of an entity, an executive officer of which served on our Board or Compensation Committee.

Role of the Board in Risk Oversight

The Board of Directors administers its risk oversight function directly and through the Audit Committee. The Board and Audit Committee regularly discuss with management our major risk exposures, their potential financial impact on us, and steps to monitor and control those risks.

PROPOSAL 1—ELECTION OF DIRECTORS

After the annual meeting, our Board of Directors will consist of seven members. The Board has nominated seven current members of the Board for election at the annual meeting, to hold office until the next annual meeting of stockholders and the election of their successors.

Shares represented by all proxies received and not marked to withhold authority to vote for any individual nominee will be voted FOR the election of the nominees named below. Each nominee has agreed to serve if elected and the Board knows of no reason why any nominee would be unable to serve, but if such should be the case, proxies may be voted for the election of some other person nominated by the Board of Directors.

Nominees

The following table sets forth the nominees for election to the Board at the annual meeting, along with the year such director was first elected as a member of our Board, and the positions with us held by each director.

Name	Year First Became Director	Position with Energous
Stephen R. Rizzone	2013	President, Chief Executive Officer, Director
John R. Gaulding	2014	Director, Chairman Emeritus
Robert J. Griffin	2014	Director, Chairman of the Board
Rex S. Jackson	2014	Director
Martin Cooper	2015	Director
Carol Lindstrom	2018	Director
Nicolaos G. Alexopoulos	2018	Director

Information about Director Nominees

Set forth below is background information about each director nominee, as well as information about the experience, qualifications, attributes or skills that led the Board to conclude that such person should serve on the Board.

Stephen R. Rizzone, age 69, joined our Board in 2013 and served as Chairman of the Board from October 2013 to February 2015. Mr. Rizzone has also served as our President and Chief Executive Officer since October 2013. Mr. Rizzone has more than 45 years of executive management, marketing, sales and entrepreneurial experience in the data communications hardware, networking hardware and software, and silicon and optical components markets. Prior to joining us, Mr. Rizzone served as Chief Executive Officer and chairman of the board of Active Storage, Inc., a data storage company, from 2011 until 2012 and as the Chief Executive Officer and chairman of the board of Communicado, Inc., a voice and data communications networking company, from 2006 to 2009. Mr. Rizzone previously served as member of the board of Katzkin Leather, an automotive interiors company, from 2011 to November 2013 and the Los Angeles Regional Technology Alliance (LARTA), an entrepreneur and technology non-profit, from 2009 to 2011. Mr. Rizzone holds a B.A. in Public Administration from California State University at Fullerton. Our Board believes that Mr. Rizzone’s extensive industry, executive and board experience, as well as his service as our Chief Executive Officer, qualify him to serve as a member of our Board of Directors.

John R. Gaulding, age 72, joined our Board of Directors in 2014 and served as Chairman of the Board from February 2016 to March 2018. Since 1996, Mr. Gaulding has been a private investor and business consultant in the fields of strategy and organization. Mr. Gaulding is a Co-Founder and Director Emeritus of Sage Partners, an advisory firm providing counsel on strategy and corporate governance issues. He is also Chairman Emeritus of Dominican University of California, where he served as Chairman and a Trustee for many years. Mr. Gaulding was a member of the board of directors of Monster Worldwide, Inc., an employment website company, until its dissolution in 2016. There, he chaired the Corporate Governance and Nominating Committee for 10 years and chaired the Audit Committee. Mr. Gaulding’s extensive corporate board experience includes serving on the boards of directors of Yellow Media, Inc., a publisher of telephone directories, ANTs Software, Inc., an enterprise business management company, and ORTEL, a high–technology manufacturer of electro-optical devices used in the telecommunications industry. In the past, Mr. Gaulding served as Chairman and Chief Executive Officer of National Insurance Group, Inc., an insurance company, and non-executive Chairman of Novo Media, Inc., one of the first digital agencies. Mr. Gaulding was a founding director of Vino Volo, an airline terminal wine lounge company. Mr. Gaulding’s industry experience includes 15 years as a corporate officer, serving as Vice-President for Corporate Strategy and Development, for Pacific Telesis Group, President and Chief Executive Officer for Pacific Bell Yellow Pages, an advertising and publishing company, and President and Chief Executive Officer for ADP Claims Solutions Group, a claims solutions and information services company. Mr. Gaulding holds a B.S in Engineering from University of California, Los Angeles, a M.B.A. from the University of Southern California and an honorary Doctor of Laws from Dominican University of California. Our Board believes that Mr. Gaulding’s extensive executive and managerial experience qualify him to serve as a member of our Board of Directors.

Robert J. Griffin, age 51, joined our Board in 2014. Mr. Griffin has served as our chairman of the board since March 2018. Since 1997, Mr. Griffin has served as the founder and Chief Executive Officer of Griffin International Companies, a Minneapolis-based retail sales and marketing firm that licenses brands and technologies. Prior to founding Griffin International Companies, Mr. Griffin spent six years in various management roles at Best Buy Co., a consumer electronics company. Mr. Griffin holds a B.A. in Economics from Gustavus Adolphus College. Our Board believes that Mr. Griffin’s extensive executive leadership experience and in-depth knowledge of the retail industry and technology licensing qualify him to serve as a member of our Board of Directors.

Rex S. Jackson, age 58, joined our Board in 2014. Mr. Jackson served as Chief Financial Officer of Gigamon Inc., a provider of active visibility into data-in-motion network traffic until March 2018. Before that, Mr. Jackson served as Chief Financial Officer of Rocket Fuel Inc., an advertising technology company, from March 2016 to October 2016. Prior to Rocket Fuel, Mr. Jackson served as Chief Financial Officer of JDS Uniphase Corporation, a provider of network and service enablement solutions and optical products for telecommunications service providers, cable operators and network equipment manufacturers, from January 2013 through September 2015, and drove the separation of JDSU into two independent public companies in August 2015. Mr. Jackson joined JDS Uniphase in 2011 as Senior Vice President, Business Services, with responsibility for Corporate Development, Legal, Corporate Marketing and Information Technology. Mr. Jackson served as Chief Financial Officer of Symyx Technologies from 2007 to 2010, where he led the company’s acquisition of MDL Information Systems and subsequent merger of equals with another public company. Mr. Jackson previously served as acting Chief Financial Officer at Synopsys and held executive positions with Avago, AdForce and Read-Rite. Mr. Jackson holds a B.A. degree from Duke University and a J.D. from Stanford University. Mr. Jackson also currently serves on the board of directors of EMCORE Corporation, a provider of advanced, mixed-signal optical products. Our Board believes that Mr. Jackson’s accounting and financial expertise, general business acumen and significant executive leadership experience qualify him to serve as a member of our Board of Directors.

Martin Cooper, age 89, joined our Board in 2015. Since 2008, Mr. Cooper has served as Chairman of Dyna, LLC, a new business incubator and developer. Mr. Cooper has over 60 years of experience in the wireless business, having served on numerous boards of directors, participated in the creation of the cellular industry, and contributed to the technology of radio spectrum management. Mr. Cooper previously served as Corporate Director of Research and Development at Motorola, Inc., a telecommunications company, where he led a team credited with having conceived and created the first portable cellular telephone. Mr. Cooper was the founder of ArrayComm, Inc., a software firm specializing in antenna technologies for mobile phones and wireless internet connectivity. Mr. Cooper is a member of the National Academy of Engineering and serves on the Federal

Communications Commission Technology Advisory Council and the United States Department of Commerce Spectrum Management Advisory Committee. Mr. Cooper has been awarded the National Academy of Engineering’s Draper Prize, the Marconi Prize, and is an Institute of Electrical and Electronics Engineers (IEEE) Centennial Medal awardee and Prince of Asturias Laureate awardee. Mr. Cooper holds a B.S. and M.S. in Electrical Engineering from the Illinois Institute of Technology. Our Board believes that Mr. Cooper’s extensive historical engagement in the formation and development of the cellular industry and his scientific and managerial background qualify him to serve as a member of our Board of Directors.

Carol Lindstrom, age 64, joined our Board in 2018. Ms. Lindstrom was a principal at Deloitte LLP for many years before retiring in May 2016, and served as its Vice Chairman for over eight years. As Vice Chairman, Ms. Lindstrom was responsible for building and leading businesses within Deloitte. She also served as Advisory Partner for some of Deloitte’s largest clients, built and led Deloitte’s Strategic Relationship Management group of over 100 Deloitte professionals leading some of their largest clients, built and led a relationship program focused on global clients, built Deloitte’s Workday HR and finance consulting business and led Deloitte’s Global and U.S. Alliances. Ms. Lindstrom joined Deloitte in 1993 and led the technology practice for many years. She has managed large scale technology projects and is aligned with many technology companies in Northern California. She served on the Deloitte LLP (US) Board for six years and the Deloitte DTTL Board (global) for eight years, where she led the Governance, Risk and Evaluation and Compensation Committees, and served as the President of the Deloitte Foundation for many years. Ms. Lindstrom is a member of the board of directors of Genpact Ltd. and Exponent. Before joining Deloitte, Ms. Lindstrom was a partner at Andersen Consulting. She holds a B.A. degree from UCLA. Our Board believes that Ms. Lindstrom’s extensive experience in the fields of technology and consulting qualify her to serve as a member of our Board of Directors.

Nicolaos G. Alexopoulos, age 76, rejoined our Board in 2018. He previously served on our Board from 2014 to 2015 and has been a member of our Technical Advisory Board since March 2017. He has served as a member of the faculty of University of California, Los Angeles, School of Engineering and Applied Science in the Department of Electrical Engineering from 1969 to 1997. Mr. Alexopoulos served as the school’s Associate Dean for faculty affairs from 1986 to 1987 and he was Chair of the Department of Electrical Engineering from 1987 until 1992. In 1997, he moved to University of California, Irvine as a professor in the Department of Electrical Engineering and Computer Science, where he also served as the Dean of the Henry Samueli School of Engineering. Mr. Alexopoulos has served as Broadcom Corporation’s Vice President for Antennas, RF Technologies and University Relations, and he is currently the Vice President for Academic Programs and University Relations for the Broadcom Foundation. Over the years, he has also served as consultant to various domestic and foreign corporations and the U.S. government. He has been a member and an editor-in-chief of the editorial board of professional journals, and a widely published author of professional papers. Mr. Alexopoulos has 11 issued patents with more than 20 pending. Mr. Alexopoulos received B.S., M.S. and Ph.D. degrees in

Electrical Engineering from the University of Michigan, Ann Arbor. He has received an honorary doctorate from the National Technical University of Athens, and an Honorary Doctor of Science from Chapman University. He was elected to the United States National Academy of Engineering. Our Board believes that Mr. Alexopoulos’s extensive technical experience in the fields of microwave circuits, antennas, and structures for low observable technologies qualify him to serve as a member of our Board of Directors.

Director Compensation

Compensation of our non-employee directors includes a cash component and an equity component. Employee directors are not compensated for serving on the Board.

Each non-employee director receives cash compensation consisting of an annual retainer of $50,000, and the following annual amounts, as applicable:

Chairman of the Board	$50,000
Lead Independent Director	$25,000
Audit Committee Chair	$20,000
Audit Committee Member	$10,000
Compensation Committee Chair	$15,000
Compensation Committee Member	$5,000
Corporate Governance and Nominating Committee Chair	$10,000
Corporate Governance and Nominating Committee Member	$5,000

Each non-employee director receives equity compensation in the form of restricted stock units (“RSUs”) for shares of our common stock. Upon first appointment or election to the Board, each new director receives an initial RSU award covering a number of shares equal to $300,000 ($225,000 prior to 2018) divided by the fair market value of our common stock, vesting in three equal annual installments. Each non-employee director receives a refresh RSU award each year, covering a number of shares equal to $100,000 divided by the fair market value of our common stock, vesting on the third anniversary of the grant date ($75,000 vesting after one year prior to 2018). Each year, the Chairman of the Board receives a Chairman RSU award covering 20,000 shares (25,000 shares prior to 2018), vesting after one year, and the Chairman Emeritus receives a Chairman Emeritus RSU award, covering 5,000 shares vesting after one year. In February 2017, the Board granted each non-employee director an additional RSU award covering a number of shares of our common stock equal to $25,000 divided by the fair market value of our common stock, vesting after one year. In January 2018, in connection with December 2017 changes to our Non-Employee Director Compensation Policy, the Board granted each non-employee director an RSU award covering a number of shares equal to $300,000 divided by the fair market value of our common stock, vesting in three equal annual installments. Equity compensation for directors accelerates upon a change of control.

Equity awards under our non-employee director compensation policy are granted pursuant to our Non-Employee Equity Compensation Plan. Fair market value of our common stock is determined by averaging the closing trading prices of our common stock for the 30 consecutive trading days prior to a RSU grant date.

The following table sets forth information with respect to the compensation of each non-employee director who served on our Board during 2017:

Name	Fees Earned or Paid in Cash	Stock Awards(1)(2)	All Other Compensation		Total
John R. Gaulding	$125,000	$541,176	—		$666,176
Martin Cooper	$50,000	$101,426	$40,000	(3)	$191,426
Robert J. Griffin	$75,000	$101,426	—		$176,426
Rex S. Jackson	$75,000	$101,426	—		$176,426

(1)	The amounts shown in this column indicate the grant date fair value of RSUs granted in the subject year computed in accordance with FASB ASC Topic 718. For additional information regarding the assumptions made in calculating these amounts, see the notes to our audited financial statements included in our most recent Annual Report on Form 10-K.
(2)	No option awards were made to non-employee directors during 2017.
(3)	Represents fees for consulting services performed by Mr. Cooper.

The aggregate number of stock awards and option awards outstanding as of December 31, 2017 and held by non-employee directors were as follows:

Name	Shares Subject to Outstanding Stock Awards	Shares Subject to Outstanding Stock Option Awards
John R. Gaulding	68,927	—
Martin Cooper	45,624	—
Robert J. Griffin	45,624	25,979
Rex S. Jackson	45,624	15,768

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ELECTION OF EACH OF THE

DIRECTOR NOMINEES

PROPOSAL 2—APPROVAL OF AMENDMENT TO THE 2013 EQUITY INCENTIVE PLAN

We currently maintain the Energous Corporation 2013 Equity Incentive Plan (“2013 Plan”), which was originally approved by the Board of Directors and stockholders in 2013, and was subsequently amended with stockholder approval in 2014 and 2016.

We are asking stockholders to approve the proposed amendment of the 2013 Plan, which was adopted by the Board of Directors on April 11, 2018, subject to stockholder approval. The amendment would, among other things, increase the number of shares available for issuance by 1,600,000 shares, from 4,485,967 shares currently to 6,085,967 shares, and extend the expiration date of the plan to May 16, 2028, which would be 10 years from the date of the stockholder approval if approved at the annual meeting.

Overview

Under the 2013 Plan, the Company reserves shares of common stock for issuance to employees, officers, non-employee directors, consultants and advisors of the Company, or of any affiliate, as the Compensation Committee may determine and designate from time to time, in the form of incentive stock options (“ISOs”), nonqualified stock options (“NSOs”), stock appreciation rights (“SARs”), restricted stock units (“RSUs”), restricted stock and other types of equity and cash incentive grants.

The Board of Directors and the Compensation Committee believe that the 2013 Plan is a key part of the Company’s compensation philosophy and programs. The San Francisco Bay Area technology market in which we operate is highly competitive for talent at all levels of our organization, and our ability to attract, retain and motivate highly qualified officers, non-employee directors, key employees, consultants and advisors is critical to our success. The Board and the Compensation Committee believe that the interests of the Company and its stockholders will be advanced if we can continue to offer our officers, non-employee directors, key employees, consultants and advisors the opportunity to acquire or increase a direct proprietary interest in the operations and future success of the Company.

As of March 31, 2018, 489,105 shares of common stock remained reserved and available for issuance pursuant to awards under the 2013 Plan.

In order to increase the pool of shares available for future equity award grants to continue to operate our compensation program in a manner consistent with past practices and to accommodate anticipated growth, the Board of Directors has adopted, subject to stockholder approval, an amendment to the 2013 Plan that would add 1,600,000 shares of Company common stock to the pool of shares available for equity awards. The Compensation Committee and the Board determined this number based on a review of the Company’s historical equity grant practices, the recent trading price of our common stock, and advice from the Compensation Committee’s independent compensation consultant. We currently anticipate that if the proposed amendment to the 2013 Plan is approved, the number of shares reserved for awards under the 2013 Plan will be sufficient to cover our equity awards for the next two to three years. Our future burn rate will depend on a number of factors, including the number of participants in the 2013 Plan, the price per share of our common stock, any changes to our compensation strategy, changes in business practices or industry standards, changes in the compensation practices of our competitors, or changes in compensation practices in the market generally, and the methodology used to establish the equity award mix.

The 2013 Plan, as amended and restated, will become effective on May 16, 2018, the date of our 2018 Annual Meeting, if it is approved by our stockholders, and will remain in effect until May 16, 2028, unless terminated earlier by the Compensation Committee. If the amendment is not approved by our stockholders, the Company’s existing compensatory plans, including the current 2013 Plan, will remain in effect in accordance with their terms and the Company may continue to make awards under such plans.

Corporate Governance Aspects of the 2013 Plan

The 2013 Plan has been designed to include a number of provisions that promote best practices by reinforcing the alignment between equity compensation arrangements for eligible employees and non-employee directors and stockholders’ interests. These provisions include, but are not limited to, the following:

•	Clawback. Plan awards are subject to clawback under any Company clawback policy and all applicable laws requiring the clawback of compensation.

•	Forfeiture upon Cause Termination. All plan awards held by a participant may be annulled by the Company upon the participant’s termination for cause.

•	No Discounted Stock Options or Discounted SARs. Stock options and SARs generally may not be granted with exercise prices lower than the fair market value of the underlying shares on the grant date.

•	No Repricing without Stockholder Approval. Other than in connection with a change in the Company’s capitalization, at any time when the purchase price of a stock option or SAR is above the market value of a share, the Company will not, without stockholder approval, reduce the purchase price of such stock option or SAR and will not exchange such stock option or SAR for a new award with a lower (or no) purchase price or for cash.

•	No Transferability. Awards generally may not be transferred, except by will or the laws of descent and distribution, unless approved by the Compensation Committee.

•	No Evergreen Provision. The plan does not contain an “evergreen” feature pursuant to which the shares authorized for issuance will be automatically replenished.

•	No Automatic Grants. The plan does not provide for automatic grants to any participant.

•	No Tax Gross-Ups. The plan does not provide for any tax gross-ups.

•	Multiple Award Types. The plan permits the issuance of incentive stock options, nonqualified stock options, stock appreciation rights, restricted stock units, restricted stock awards and other types of equity and cash grants, subject to the share limits of the Plan. This breadth of award types will enable the Compensation Committee to tailor awards in light of the accounting, tax and other standards applicable at the time of grant. Historically, these standards have changed over time.

•	Dividends. We do not pay dividends or dividend equivalents on stock options, SARs or unearned performance shares under the 2013 Plan.

•	Independent Oversight. The plan is administered by a committee of independent Board members.

•	Director Limits. The plan contains annual limits on the amount of awards that may be granted to non-employee directors.

Material Features of the 2013 Plan, as Amended

The material terms of the 2013 Plan, as amended, are summarized below. This summary is not intended to be a complete description of the 2013 Plan as amended, and is qualified in its entirety by the actual text of the 2013 Plan as amended, that is attached as Appendix A to this proxy statement.

Eligibility

Awards may be granted under the 2013 Plan to officers, employees, directors, consultants and advisors of the Company and its affiliates. Incentive stock options may be granted only to employees of the Company or its subsidiaries. As of March 31, 2018, approximately 71 individuals were eligible to receive awards under the 2013 Plan, including four executive officers.

Administration

The 2013 Plan may be administered by the Board or the Compensation Committee. The Compensation Committee, in its discretion, selects the individuals to whom awards may be granted, the time or times at which such awards are granted and the terms and conditions of such awards.

Number of Authorized Shares

The number of shares of common stock authorized for issuance under the 2013 Plan is 4,485,967 shares, representing 13.8% of our fully diluted common stock outstanding as of March 31, 2018. The shares issuable under the 2013 Plan will consist of authorized and unissued shares, treasury shares or shares purchased on the open market or otherwise.

If any award is canceled, terminates, expires or lapses for any reason prior to the issuance of shares or if shares are issued under the 2013 Plan and thereafter are forfeited to the Company, the shares subject to such awards and the forfeited shares will not count against the aggregate number of shares of common stock available for grant under the 2013 Plan. In addition, the following items will not count against the aggregate number of shares of common stock available for grant under the 2013 Plan: (1) the payment in cash of dividends or dividend equivalents under any outstanding award, (2) any award that is settled in cash rather than by issuance of shares of common stock, (3) shares surrendered or tendered in payment of the option price or purchase price of an award or any taxes required to be withheld in respect of an award or (4) awards granted in assumption of or in substitution for awards previously granted by an acquired company.

Awards to Non-Employee Directors

The maximum value of plan awards granted during any calendar year to any non-employee director, taken together with any cash fees paid to such non-employee director during the calendar year and the value of awards granted to the non-employee director under any other equity compensation plan of the Company or an affiliate during the calendar year, may not exceed the following in total value (calculating the value of any equity compensation plan awards based on the grant date fair value for financial reporting purposes): (i) $500,000 for the Chairman of the Board and (ii) $300,000 for each non-employee director other than the Chairman of the Board. However, awards granted to non-employee directors upon their initial election to the Board or the board of directors of an affiliate will not be counted towards this limit. Any awards that are scheduled to vest over a period of more than one calendar year shall be applied pro rata for purposes of the foregoing limit based on the number of years over which such awards are scheduled to vest.

Adjustments

Subject to any required action by our stockholders, in the event of any change in our common stock effected without receipt of consideration by us, whether through merger, consolidation, reorganization, reincorporation, recapitalization, reclassification, stock dividend, stock split, reverse stock split, split-up, split-off, spin-off, combination of shares, exchange of shares or similar change in our capital structure, or in the event of payment of a dividend or distribution to our stockholders in a form other than our common stock (excepting normal cash dividends) that has a material effect on the fair market value of our common stock, appropriate and proportionate adjustments will be made in the number and class of shares subject to the 2013 Plan and to any outstanding awards, and in the option exercise price, SAR exercise price or purchase price per share of any outstanding awards in order to prevent dilution or enlargement of participant rights under the 2013 Plan.

If a majority of our common shares are exchanged for, converted into, or otherwise become shares of another corporation, the Compensation Committee may unilaterally amend outstanding awards under the 2013 Plan to provide that such awards are for new shares. In the event of any such amendment, the number of shares subject to, and the option exercise price, SAR exercise price or purchase price per share of, the outstanding awards will be adjusted in a fair and equitable manner as determined by the Compensation Committee. The Compensation Committee may also make such adjustments in the terms of any award to reflect, or related to, such changes in our capital structure or distributions as it deems appropriate.

Types of Awards

The 2013 Plan permits the granting of any or all of the following types of awards:

•	Stock Options. Stock options entitle the holder to purchase a specified number of shares of common stock at a specified price (the exercise price), subject to the terms and conditions of the stock option grant. The Compensation Committee may grant either incentive stock options, which must comply with Section 422 of the U.S. Internal Revenue Code (“Code”), or nonqualified stock options. The Compensation Committee sets exercise prices and terms and conditions, except that stock options must be granted with an exercise price not less than 100% of the fair market value of our common stock on the date of grant (excluding stock options granted in connection with assuming or substituting stock options in acquisition transactions). Unless the Compensation Committee determines otherwise, fair market value means, as of a given date, the closing price of our common stock. At the time of grant, the Compensation Committee determines the terms and conditions of stock options, including the quantity, exercise price, vesting periods, term (which cannot exceed 10 years) and other conditions on exercise.

•	Stock Appreciation Rights. The Compensation Committee may grant SARs, as a right in tandem with the number of shares underlying stock options granted under the 2013 Plan or as a freestanding award. Upon exercise, SARs entitle the holder to receive payment per share in stock or cash, or in a combination of stock and cash, equal to the excess of the share’s fair market value on the date of exercise over the grant price of the SAR. The grant price of a tandem SAR is equal to the exercise price of the related stock option and the grant price for a freestanding SAR is determined by the Compensation Committee in accordance with the procedures described above for stock options. Exercise of a SAR issued in tandem with a stock option will reduce the number of shares underlying the related stock option to the extent of the SAR exercised. The term of a freestanding SAR cannot exceed 10 years, and the term of a tandem SAR cannot exceed the term of the related stock option.

•	Restricted Stock, Restricted Stock Units and Other Stock-Based Awards. The Compensation Committee may grant awards of restricted stock, which are shares of common stock subject to specified restrictions, and restricted stock units, which represent the right to receive shares of our common stock in the future. These awards may be made subject to repurchase, forfeiture or vesting restrictions at the Compensation Committee’s discretion. The restrictions may be based on continuous service with the Company or the attainment of specified performance goals, as determined by the Compensation Committee. Stock units may be paid in stock or cash or a combination of stock and cash, as determined by the Compensation Committee. The Compensation Committee may also grant other types of equity or equity-based awards subject to the terms and conditions of the 2013 Plan and any other terms and conditions determined by the Compensation Committee.

•	Performance Awards. The Compensation Committee may grant performance awards, which entitle participants to receive a payment from the Company, the amount of which is based on the attainment of performance goals established by the Compensation Committee over a specified award period of at least one year. Performance awards may be denominated in shares of common stock or in cash, and may be paid in stock or cash or a combination of stock and cash, as determined by the Compensation Committee. Cash-based performance awards include annual incentive awards.

No Repricing

Without stockholder approval, the Compensation Committee is not authorized to (1) lower the exercise or grant price of a stock option or SAR after it is granted, except in connection with certain adjustments to our corporate or capital structure permitted by the 2013 Plan, such as stock splits, (2) take any other action that is treated as a repricing under generally accepted accounting principles or (3) cancel a stock option or SAR at a time when its exercise or grant price exceeds the fair market value of the underlying stock, in exchange for cash, another stock option or SAR, restricted stock, RSUs or other equity award, unless the cancellation and exchange occur in connection with a change in capitalization or other similar change.

Forfeitures

The grant of any award under the 2013 Plan may be contingent upon the participant executing the appropriate award agreement. The Company may retain the right in an award agreement to cause a forfeiture of the gain realized by a participant on account of actions taken by the participant in violation or breach of or in conflict with any employment agreement, non-competition agreement, any agreement prohibiting solicitation of employees or clients of the Company or any affiliate or any confidentiality obligation with respect to the Company or any affiliate, or otherwise in competition with the Company or any affiliate, to the extent specified in the award agreement applicable to the participant. Furthermore, the Company may annul an award if the participant is terminated for cause.

Clawback

All awards, amounts or benefits received or outstanding under the 2013 Plan will be subject to clawback, cancellation, recoupment, rescission, payback, reduction or other similar action in accordance with the terms of any Company clawback or similar policy or any applicable law related to such actions, as may be in effect from time to time. A participant’s acceptance of an award under the 2013 Plan will be deemed to constitute the participant’s acknowledgement of and consent to the Company’s application, implementation and enforcement of any applicable Company clawback or similar policy that may apply to the participant, and any provision of applicable law relating to clawback, cancellation, recoupment, rescission, payback or reduction of compensation, and the participant’s agreement that the Company may take such actions as may be necessary to effectuate any such policy or applicable law, without further consideration or action.

Transferability

Awards are not transferable other than by will or the laws of descent and distribution, except that in certain instances transfers may be made to or for the benefit of designated family members of the participant for no value.

Change in Control

In the event of a “change in control” (as defined in the 2013 Plan), outstanding awards under the 2013 Plan will remain the Company’s obligation or be assumed by the surviving or acquiring entity, and there will be automatically substituted for our shares then subject to awards the consideration payable with respect to our outstanding shares in connection with the change in control. However, if such consideration is not solely common stock of the acquiror, the Compensation Committee may, with the consent of the acquiror, provide for the consideration to be received upon the exercise or settlement of awards, for each share subject to the award, to consist solely of common stock of the acquiror equal in fair market value to the per share consideration received by our stockholders pursuant to the change in control. If any portion of the consideration may be received by our stockholders pursuant to the change in control on a contingent or delayed basis, the Compensation Committee may determine such fair market value per share as of the time of the change in control on the basis of the Compensation Committee’s good faith estimate of the present value of the probable future payment of such consideration. Any award that is not assumed or continued by the acquiror in connection with the change in control nor exercised or settled as of the change in control will terminate and cease to be outstanding effective as of the time of the change in control.

Additionally, the Compensation Committee may, without participant consent, determine that upon the occurrence of a change in control each or any award outstanding under the 2013 Plan immediately prior to the change in control and not previously exercised or settled will be canceled in exchange for a payment with respect to each vested share (and each unvested share, if so determined by the Compensation Committee) subject to the canceled award in (1) cash, (2) our stock or stock of a corporation or other business entity a party to the change in control or (3) other property that will be in an amount having a fair market value equal to the fair market value of the consideration to be paid per share of our common stock in the change in control, reduced by the exercise or purchase price per share, if any, under such award.

Term, Termination and Amendment of the 2013 Plan

Unless earlier terminated by the Board, the 2013 Plan will terminate, and no further awards may be granted, 10 years after the date on which it is most recently approved by stockholders. The Board may amend, suspend or terminate the 2013 Plan at any time, except that, if required by applicable law, regulation or stock exchange rule, stockholder approval will be required for any amendment. The amendment, suspension or termination of the 2013 Plan or the amendment of an outstanding award generally may not, without a participant’s consent, materially impair the participant’s rights under an outstanding award.

Performance-Based Compensation

Performance Goals and Criteria. Under Code Section 162(m), we may be prohibited from deducting compensation in excess of $1 million per person in any year paid to “covered employees,” including our principal executive officer, our principal financial officer and our three other most highly compensated executive officers (and the limitation will continue to apply to such “covered employees” in future years).

Regardless of the loss of deduction under Code Section 162(m), the Compensation Committee intends to retain the ability to award performance based compensation under the 2013 Plan based on the performance goals selected by the Compensation Committee, which may be based on the attainment of specified levels of one, or any combination, of the following performance criteria for the Company on a consolidated basis, and/or specified subsidiaries or business units, as reported or calculated by the Company (except with respect to the total stockholder return and earnings per share criteria):

(1)	cash flow;

(2)	earnings per share, as adjusted for any stock split, stock dividend or other recapitalization;

(3)	earnings measures (including EBIT and EBITDA);

(4)	return on equity;

(5)	total stockholder return;

(6)	share price performance, as adjusted for any stock split, stock dividend or other recapitalization;

(7)	return on capital;

(8)	revenue;

(9)	income;

(10)	profit margin;

(11)	return on operating revenue;

(12)	brand recognition/acceptance;

(13)	customer metrics (including customer satisfaction, customer retention, customer profitability or customer contract terms);

(14)	productivity;

(15)	expense targets;

(16)	market share;

(17)	cost control measures;

(18)	balance sheet metrics;

(19)	strategic initiatives;

(20)	implementation, completion or attainment of measurable objectives with respect to recruitment or retention of personnel or employee satisfaction;

(21)	return on assets;

(22)	growth in net sales;

(23)	the ratio of net sales to net working capital;

(24)	stockholder value added;

(25)	increase in market capitalization;

(26)	improvement in management of working capital items (inventory, accounts receivable or accounts payable);

(27)	sales from newly-introduced products;

(28)	successful completion of, or achievement of milestones or objectives related to, financing or capital raising transactions, strategic acquisitions or divestitures, joint ventures, partnerships, collaborations or other transactions;

(29)	product quality, safety, productivity, yield or reliability (on time and complete orders);

(30)	funds from operations;

(31)	regulatory body approval for commercialization of a product;

(32)	debt levels or reduction or debt ratios;

(33)	economic value;

(34)	operating efficiency;

(35)	research and development achievements; or

(36)	any combination of the forgoing business criteria.

The Compensation Committee can also select any derivations of these business criteria (e.g., income will include pre-tax income, net income, operating income).

Performance goals may, in the discretion of the Compensation Committee, be established on a Company-wide basis, or with respect to one or more business units, divisions, subsidiaries or business segments, as applicable. Performance goals may be absolute or relative to the performance of one or more comparable companies or indices.

The Compensation Committee may determine at the time that the performance goals are established the extent to which measurement of performance goals may exclude the impact of charges for restructuring, discontinued operations, extraordinary items, debt redemption or retirement, asset write downs, litigation or claim judgments or settlements, acquisitions or divestitures, foreign exchange gains and losses and other extraordinary, unusual or non-recurring items, and the cumulative effects of tax or accounting changes (each as defined by generally accepted accounting principles and as identified in the Company’s financial statements or other SEC filings).

New Plan Benefits

Amounts that may be awarded under the 2013 Plan in the future are discretionary and are not determinable at this time. The following table lists amounts awarded in 2017 for (i) each of our named executive officers, (ii) all of our named executive officers and current executive officers as a group, (iii) all of our eligible non-employee directors as a group, and (iv) all other current employees who are not executive officers as a group.

Name and Position	Restricted Stock Units
Stephen R. Rizzone President and CEO	193,059
Michael Leabman, Founder and Chief Technology Officer	77,280
Brian Sereda, Senior Vice President and Chief Financial Officer	35,000
Executive Officers as a group	372,839
Non-Employee Directors as a group	—
Non-Executive Employees as a group	457,002

Federal Income Tax Information

The following is a brief summary of the U.S. federal income tax consequences of the 2013 Plan generally applicable to the Company and to participants in the 2013 Plan who are subject to U.S. federal taxes. The summary is based on the Code, applicable Treasury Regulations and administrative and judicial interpretations thereof, each as in effect on the date of this Proxy Statement, and is, therefore, subject to future changes in the law, possibly with retroactive effect. The summary is general in nature and does not purport to be legal or tax advice. Furthermore, the summary does not address issues relating to any U.S. gift or estate tax consequences or the consequences of any state, local or foreign tax laws.

Nonqualified Stock Options. A participant generally will not recognize taxable income upon the grant or vesting of a nonqualified stock option with an exercise price at least equal to the fair market value of our common stock on the date of grant and no additional deferral feature. Upon the exercise of a nonqualified stock option, a participant generally will recognize compensation taxable as ordinary income in an amount equal to the difference between the fair market value of the shares underlying the stock option on the date of exercise and the exercise price of the stock option. When a participant sells the shares, the participant will have short-term or long-term capital gain or loss, as the case may be, equal to the difference between the amount the participant received from the sale and the tax basis of the shares sold. The tax basis of the shares generally will be equal to the greater of the fair market value of the shares on the exercise date or the exercise price of the stock option.

Incentive Stock Options. A participant generally will not recognize taxable income upon the grant of an incentive stock option. If a participant exercises an incentive stock option during employment or within three months after employment ends (12 months in the case of permanent and total disability), the participant will not recognize taxable income at the time of exercise for regular U.S. federal income tax purposes (although the participant generally will have taxable income for alternative minimum tax purposes at that time as if the stock option were a nonqualified stock option). If a participant sells or otherwise disposes of the shares acquired upon exercise of an incentive stock option after the later of (1) one year from the date the participant exercised the option and (2) two years from the grant date of the stock option, the participant generally will recognize long-term capital gain or loss equal to the difference between the amount the participant received in the disposition and the exercise price of the stock option. If a participant sells or otherwise disposes of shares acquired upon exercise of an incentive stock option before these holding period requirements are satisfied, the disposition will constitute a “disqualifying disposition,” and the participant generally will recognize taxable ordinary income in the year of disposition equal to the excess of the fair market value of the shares on the date of exercise over the exercise price of the stock option (or, if less, the excess of the amount realized on the disposition of the shares over the exercise price of the stock option). The balance of the participant’s gain on a disqualifying disposition, if any, will be taxed as short-term or long-term capital gain, as the case may be.

With respect to both nonqualified stock options and incentive stock options, special rules apply if a participant uses shares of common stock already held by the participant to pay the exercise price or if the shares received upon exercise of the stock option are subject to a substantial risk of forfeiture by the participant.

Stock Appreciation Rights. A participant generally will not recognize taxable income upon the grant or vesting of a SAR with a grant price at least equal to the fair market value of our common stock on the date of grant and no additional deferral feature. Upon the exercise of a SAR, a participant generally will recognize compensation taxable as ordinary income in an amount equal to the difference between the fair market value of the shares underlying the SAR on the date of exercise and the grant price of the SAR.

Restricted Stock Awards, Restricted Stock Units, and Performance Awards. A participant generally will not have taxable income upon the grant of restricted stock, RSUs or performance awards. Instead, the participant will recognize ordinary income at the time of vesting or payout equal to the fair market value (on the vesting or payout date) of the shares or cash received minus any amount paid. For restricted stock only, a participant may instead elect to be taxed at the time of grant.

Other Stock or Cash-Based Awards. The U.S. federal income tax consequences of other stock or cash-based awards will depend upon the specific terms and conditions of each award.

Tax Consequences to the Company. In the foregoing cases, we generally will be entitled to a deduction at the same time, and in the same amount, as a participant recognizes ordinary income, subject to certain limitations imposed under the Code.

Code Section 409A. We intend that awards granted under the 2013 Plan will comply with, or otherwise be exempt from, Code Section 409A, but make no representation or warranty to that effect.

Tax Withholding. We are authorized to deduct or withhold from any award granted or payment due under the 2013 Plan, or require a participant to remit to us, the amount of any withholding taxes due in respect of the award or payment and to take such other action as may be necessary to satisfy all obligations for the payment of applicable withholding taxes. We are not required to issue any shares of common stock or otherwise settle an award under the 2013 Plan until all tax withholding obligations are satisfied.

Vote Required for Approval

The affirmative vote of the holders of a majority of the shares present or represented at the 2018 Annual Meeting, in person or by proxy, is required to approve the amendment of the 2013 Plan.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE AMENDMENT OF THE 2013 EQUITY INCENTIVE PLAN

PROPOSAL 3—APPROVAL OF AMENDMENT TO NON-EMPLOYEE EQUITY COMPENSATION PLAN

Overview

We currently maintain the Energous Corporation Non-Employee Equity Compensation Plan (“Non-Employee Plan”), which was originally approved by the Board of Directors and stockholders in 2014, and was subsequently amended, with stockholder approval, in 2016.

We are asking stockholders to approve the proposed amendment to the Non-Employee Plan, which was adopted by the Board on April 11, 2018, subject to stockholder approval, and which would, among other things, increase the number of shares available for issuance by 250,000 shares, from 600,000 shares currently to 850,000 shares, and extend the expiration date of the plan to May 16, 2028, which would be 10 years from the date of the stockholder approval if approved at the annual meeting.

Under the Non-Employee Plan, the Company has previously reserved 600,000 shares of common stock for issuance to non-employee directors, consultants and advisors of the Company, or of any affiliate, as the Compensation Committee may determine and designate from time to time, in the form of nonqualified stock options (“NSOs”), stock appreciation rights (“SARs”), restricted stock units (“RSUs”), restricted stock and other types of equity and cash incentive grants.

The Board and the Compensation Committee believe that the Non-Employee Plan is a key part of the Company’s compensation philosophy and programs. Our ability to attract, retain and motivate highly qualified non-employee directors, consultants and advisors is critical to our success. The Board and the Compensation Committee believe that the interests of the Company and its stockholders will be advanced if we can continue to offer our non-employee directors, consultants and advisors the opportunity to acquire or increase a direct proprietary interest in the operations and future success of the Company.

As of March 31, 2018, 128,225 shares of common stock remained reserved for issuance pursuant to awards under the Non-Employee Plan.

In order to increase the pool of shares available for future equity award grants to continue to operate our compensation program in a manner consistent with past practices and to accommodate anticipated growth, the Board has adopted, subject to stockholder approval, the amendment to the Non-Employee Plan, to add 250,000 shares of common stock to the pool of shares available for equity awards. We currently anticipate that if such amendment is approved, the number of shares reserved for awards under the Non-Employee Plan will be sufficient to cover our equity awards for the next two to three years.

The amended and restated Non-Employee Plan will become effective on May 16, 2018, the date of our 2018 Annual Meeting, if approved by our stockholders, and will remain in effect until May 16, 2028, unless terminated earlier by the Compensation Committee. If the amendment to the Non-Employee Plan is not approved by our stockholders, the Company’s existing compensatory plans, including the current Non-Employee Plan, will remain in effect in accordance with their terms and the Company may continue to make awards under such plans.

Corporate Governance Aspects of the Non-Employee Plan

The Non-Employee Plan, has been designed to include a number of provisions that promote best practices by reinforcing the alignment between equity compensation arrangements for non-employee directors and stockholders’ interests. These provisions include, but are not limited to, the following:

•	Clawback. Plan awards are subject to clawback under any Company clawback policy and all applicable laws requiring the clawback of compensation.

•	Forfeiture upon Cause Termination. All plan awards held by a participant will be forfeited upon the participant’s termination for cause.

•	No Discounted Stock Options or SARs. Stock options and SARs generally may not be granted with exercise prices lower than the fair market value of the underlying shares on the grant date.

•	No Repricing without Stockholder Approval. Other than in connection with a change in the Company’s capitalization, at any time when the purchase price of a stock option or SAR is above the market value of a share, the Company will not, without stockholder approval, reduce the purchase price of such stock option or SAR and will not exchange such stock option or SAR for a new award with a lower (or no) purchase price or for cash.

•	No Transferability. Awards generally may not be transferred, except by will or the laws of descent and distribution, unless approved by the Compensation Committee.

•	No Evergreen Provision. The plan does not contain an “evergreen” feature pursuant to which the shares authorized for issuance will be automatically replenished.

•	No Automatic Grants. The plan does not provide for automatic grants to any participant.

•	No Tax Gross-Ups. The plan does not provide for any tax gross-ups.

•	Multiple Award Types. The plan permits the issuance of nonqualified stock options, stock appreciation rights, restricted stock units, restricted stock awards and other types of equity and cash grants, subject to the share limits of the Non-Employee Plan. This breadth of award types will enable the Compensation Committee to tailor awards in light of the accounting, tax and other standards applicable at the time of grant. Historically, these standards have changed over time.

•	Dividends. We do not pay dividends or dividend equivalents on stock options, SARs or unearned performance shares under the Non-Employee Plan.

•	Director Limits. The plan contains annual limits on the amount of awards that may be granted to non-employee directors.

Material Features of the Non-Employee Plan, as Amended

The material terms of the Non-Employee Plan, as amended and restated, are summarized below. This summary is not intended to be a complete description of the plan, and is qualified in its entirety by the actual text of the Non-Employee Plan, as amended and restated which is attached as Appendix B to this proxy statement.

Eligibility

Awards may be granted under the Non-Employee Plan to non-employee directors, consultants and advisors of the Company and its affiliates. As of March 31, 2018, approximately nine individuals were eligible to receive awards under the Non-Employee Plan.

Administration

The Non-Employee Plan may be administered by the Board or the Compensation Committee. The Compensation Committee, in its discretion, selects the individuals to whom awards may be granted, the time or times at which such awards are granted and the terms and conditions of such awards.

Number of Authorized Shares

The number of shares of common stock authorized for issuance under the Non-Employee Plan is 850,000 shares, representing approximately 1.8% of the fully diluted Company common stock outstanding as of March 31, 2018. The shares issuable under the Non-Employee Plan will consist of authorized and unissued shares, treasury shares or shares purchased on the open market or otherwise.

If any award is canceled, terminates, expires or lapses for any reason prior to the issuance of shares or if shares are issued under the Non-Employee Plan and thereafter are forfeited to the Company, the shares subject to such awards and the forfeited shares will not count against the aggregate number of shares of common stock available for grant under the Non-Employee Plan. In addition, the following items will not count against the aggregate number of shares of common stock available for grant under the Non-Employee Plan: (1) the payment in cash of dividends or dividend equivalents under any outstanding award, (2) any award that is settled in cash rather than by issuance of shares of common stock, (3) shares surrendered or tendered in payment of the option price or purchase price of an award or any taxes required to be withheld in respect of an award or (4) awards granted in assumption of or in substitution for awards previously granted by an acquired company.

Awards to Non-Employee Directors

The maximum value of plan awards granted during any calendar year to any non-employee director, taken together with any cash fees paid to such non-employee director during the calendar year and the value of awards granted to the non-employee director under any other equity compensation plan of the Company or an affiliate during the calendar year may not exceed $500,000 for the Chairmen of the Board and $300,000 for each other non-employee director (calculating equity awards based on the grant date fair value for financial reporting purposes). However, awards granted to non-employee directors upon their initial election to the Board or the board of directors of an affiliate will not be counted towards this limit. Any awards that are scheduled to vest over a period of more than one calendar year shall be applied pro rata for purposes of the foregoing limit based on the number of years over which such awards are scheduled to vest.

Adjustments

Subject to any required action by our stockholders, in the event of any change in our common stock effected without receipt of consideration by us, whether through merger, consolidation, reorganization, reincorporation, recapitalization, reclassification, stock dividend, stock split, reverse stock split, split-up, split-off, spin-off, combination of shares, exchange of shares or similar change in our capital structure, or in the event of payment of a dividend or distribution to our stockholders in a form other than our common stock (excepting normal cash dividends) that has a material effect on the fair market value of our common stock, appropriate and proportionate adjustments will be made in the number and class of shares subject to the Non-Employee Plan and to any outstanding awards, and in the option exercise price, SAR exercise price or purchase price per share of any outstanding awards in order to prevent dilution or enlargement of participant rights under the Non-Employee Plan.

If a majority of our common shares are exchanged for, converted into, or otherwise become shares of another corporation, the Compensation Committee may unilaterally amend outstanding awards under the Non-Employee Plan to provide that such awards are for new shares. In the event of any such amendment, the number of shares subject to, and the option exercise price, SAR exercise price or purchase price per share of, the outstanding awards will be adjusted in a fair and equitable manner as determined by the Compensation Committee. The Compensation Committee may also make such adjustments in the terms of any award to reflect, or related to, such changes in our capital structure or distributions as it deems appropriate.

Types of Awards

The Non-Employee Plan permits the granting of any or all of the following types of awards:

•

Stock Options. Stock options entitle the holder to purchase a specified number of shares of common stock at a specified price (the exercise price), subject to the terms and conditions of the stock option grant. The Compensation Committee may only grant nonqualified stock options. The Compensation Committee sets exercise prices and terms and conditions, except that stock options must be granted with an exercise price not less than 100% of the fair market value of our common stock on the date of grant (excluding stock options granted in connection with assuming or substituting stock options in acquisition transactions). Unless the Compensation Committee determines otherwise, fair market value means, as of a given date, the closing price of our common stock. At the time of grant, the Compensation Committee determines the terms and conditions of stock options, including the quantity, exercise price, vesting periods, term (which cannot exceed 10 years) and other conditions on exercise.

•	Stock Appreciation Rights. The Compensation Committee may grant SARs, as a right in tandem with the number of shares underlying stock options granted under the Non-Employee Plan or as a freestanding award. Upon exercise, SARs entitle the holder to receive payment per share in stock or cash, or in a combination of stock and cash, equal to the excess of the share’s fair market value on the date of exercise over the grant price of the SAR. The grant price of a tandem SAR is equal to the exercise price of the related stock option and the grant price for a freestanding SAR is determined by the Compensation Committee in accordance with the procedures described above for stock options. Exercise of a SAR issued in tandem with a stock option will reduce the number of shares underlying the related stock option to the extent of the SAR exercised. The term of a freestanding SAR cannot exceed 10 years, and the term of a tandem SAR cannot exceed the term of the related stock option.

•	Restricted Stock, Restricted Stock Units and Other Stock-Based Awards. The Compensation Committee may grant awards of restricted stock, which are shares of common stock subject to specified restrictions, and RSUs, which represent the right to receive shares of our common stock in the future. These awards may be made subject to repurchase, forfeiture or vesting restrictions at the Compensation Committee’s discretion. The restrictions may be based on continuous service with the Company or the attainment of specified performance goals, as determined by the Compensation Committee. Stock units may be paid in stock or cash or a combination of stock and cash, as determined by the Compensation Committee. The Compensation Committee may also grant other types of equity or equity-based awards subject to the terms and conditions of the Non-Employee Plan and any other terms and conditions determined by the Compensation Committee.

•	Performance Awards. The Compensation Committee may grant performance awards, which entitle participants to receive a payment from the Company, the amount of which is based on the attainment of performance goals established by the Compensation Committee over a specified award period of at least one year. Performance awards may be denominated in shares of common stock or in cash, and may be paid in stock or cash or a combination of stock and cash, as determined by the Compensation Committee.

No Repricing

Without stockholder approval, the Compensation Committee is not authorized to (1) lower the exercise or grant price of a stock option or SAR after it is granted, except in connection with certain adjustments to our corporate or capital structure permitted by the Non-Employee Plan, such as stock splits, (2) take any other action that is treated as a repricing under generally accepted accounting principles or (3) cancel a stock option or SAR at a time when its exercise or grant price exceeds the fair market value of the underlying stock, in exchange for cash, another stock option or SAR, restricted stock, RSUs or other equity award, unless the cancellation and exchange occur in connection with a change in capitalization or other similar change.

Forfeitures

The grant of any award under the Non-Employee Plan may be contingent upon the participant executing the appropriate award agreement. The Company may retain the right in an award agreement to cause a forfeiture of the gain realized by a participant on account of actions taken by the participant in violation or breach of or in conflict with any service agreement, non-competition agreement, any agreement prohibiting solicitation of employees or clients of the Company or any affiliate or any confidentiality obligation with respect to the

Company or any affiliate, or otherwise in competition with the Company or any affiliate, to the extent specified in the award agreement applicable to the participant. Furthermore, the Company may annul an award if the participant is terminated for cause.

Clawback

All awards, amounts or benefits received or outstanding under the Non-Employee Plan will be subject to clawback, cancellation, recoupment, rescission, payback, reduction or other similar action in accordance with the terms of any Company clawback or similar policy or any applicable law related to such actions, as may be in effect from time to time. A participant’s acceptance of an award under the Non-Employee Plan will be deemed to constitute the participant’s acknowledgement of and consent to the Company’s application, implementation and enforcement of any applicable Company clawback or similar policy that may apply to the participant, and any provision of applicable law relating to clawback, cancellation, recoupment, rescission, payback or reduction of compensation, and the participant’s agreement that the Company may take such actions as may be necessary to effectuate any such policy or applicable law, without further consideration or action.

Transferability

Awards are not transferable other than by will or the laws of descent and distribution, except that in certain instances transfers may be made to or for the benefit of designated family members of the participant for no value.

Change in Control

In the event of a “change in control” (as defined in the Non-Employee Plan), outstanding awards under the Non-Employee Plan will remain the Company’s obligation or be assumed by the surviving or acquiring entity, and there will be automatically substituted for our shares then subject to awards the consideration payable with respect to our outstanding shares in connection with the change in control. However, if such consideration is not solely common stock of the acquiror, the Compensation Committee may, with the consent of the acquiror, provide for the consideration to be received upon the exercise or settlement of awards, for each share subject to the award, to consist solely of common stock of the acquiror equal in fair market value to the per share consideration received by our stockholders pursuant to the change in control. If any portion of the consideration may be received by our stockholders pursuant to the change in control on a contingent or delayed basis, the Compensation Committee may determine such fair market value per share as of the time of the change in control on the basis of the Compensation Committee’s good faith estimate of the present value of the probable future payment of such consideration. Any award that is not assumed or continued by the acquiror in connection with the change in control nor exercised or settled as of the change in control will terminate and cease to be outstanding effective as of the time of the change in control.

Additionally, the Compensation Committee may, without participant consent, determine that upon the occurrence of a change in control each or any award outstanding under the Non-Employee Plan immediately prior to the change in control and not previously exercised or settled will be canceled in exchange for a payment with respect to each vested share (and each unvested share, if so determined by the Compensation Committee) subject to the canceled award in (1) cash, (2) our stock or stock of a corporation or other business entity a party to the change in control or (3) other property that will be in an amount having a fair market value equal to the fair market value of the consideration to be paid per share of our common stock in the change in control, reduced by the exercise or purchase price per share, if any, under such award.

Term, Termination and Amendment

Unless earlier terminated by the Board, the Non-Employee Plan will terminate, and no further awards may be granted, 10 years after the date on which it is most recently approved by stockholders. The Board may amend, suspend or terminate the Non-Employee Plan at any time, except that, if required by applicable law, regulation or stock exchange rule, stockholder approval will be required for any amendment. The amendment, suspension or termination of the Non-Employee Plan or the amendment of an outstanding award generally may not, without a participant’s consent, materially impair the participant’s rights under an outstanding award.

New Plan Benefits

Amounts that may be awarded under the Non-Employee Plan in the future are discretionary are not determinable at this time. The following table lists amounts awarded in 2017 for (i) each of our named executive officers, (ii) all of our named executive officers and current executive officers as a group, (iii) all of our eligible non-employee directors as a group, and (iv) all other current employees who are not executive officers as a group.

Name and Position	Restricted Stock Units
Stephen R. Rizzone, President and CEO	—
Michael Leabman, Founder and Chief Technology Officer	—
Brian Sereda, Senior Vice President and Chief Financial Officer	—
Executive Officers as a group	—
Non-Employee Directors as a group	51,916
Non-Executive Employees as a group	—

Federal Income Tax Information

The following is a brief summary of the U.S. federal income tax consequences of the Non-Employee Plan generally applicable to the Company and to participants in the Non-Employee Plan who are subject to U.S. federal taxes. The summary is based on the Code, applicable Treasury Regulations and administrative and judicial interpretations thereof, each as in effect on the date of this Proxy Statement, and is, therefore, subject to future changes in the law, possibly with retroactive effect. The summary is general in nature and does not purport to be legal or tax advice. Furthermore, the summary does not address issues relating to any U.S. gift or estate tax consequences or the consequences of any state, local or foreign tax laws.

Nonqualified Stock Options. A participant generally will not recognize taxable income upon the grant or vesting of a nonqualified stock option with an exercise price at least equal to the fair market value of our common stock on the date of grant and no additional deferral feature. Upon the exercise of a nonqualified stock option, a participant generally will recognize compensation taxable as ordinary income in an amount equal to the difference between the fair market value of the shares underlying the stock option on the date of exercise and the exercise price of the stock option. When a participant sells the shares, the participant will have short-term or long-term capital gain or loss, as the case may be, equal to the difference between the amount the participant received from the sale and the tax basis of the shares sold. The tax basis of the shares generally will be equal to the greater of the fair market value of the shares on the exercise date or the exercise price of the stock option. Special rules apply if a participant uses shares of common stock already held by the participant to pay the exercise price or if the shares received upon exercise of the stock option are subject to a substantial risk of forfeiture by the participant.

Stock Appreciation Rights. A participant generally will not recognize taxable income upon the grant or vesting of a SAR with a grant price at least equal to the fair market value of our common stock on the date of grant and no additional deferral feature. Upon the exercise of a SAR, a participant generally will recognize compensation taxable as ordinary income in an amount equal to the difference between the fair market value of the shares underlying the SAR on the date of exercise and the grant price of the SAR.

Restricted Stock Awards, Restricted Stock Units, and Performance Awards. A participant generally will not have taxable income upon the grant of restricted stock, RSUs or performance awards. Instead, the participant will recognize ordinary income at the time of vesting or payout equal to the fair market value (on the vesting or payout date) of the shares or cash received minus any amount paid. For restricted stock only, a participant may instead elect to be taxed at the time of grant.

Other Stock or Cash-Based Awards. The U.S. federal income tax consequences of other stock or cash-based awards will depend upon the specific terms and conditions of each award.

Tax Consequences to the Company. In the foregoing cases, we generally will be entitled to a deduction at the same time, and in the same amount, as a participant recognizes ordinary income, subject to certain limitations imposed under the Code.

Code Section 409A. We intend that awards granted under the Non-Employee Plan will comply with, or otherwise be exempt from, Code Section 409A, but make no representation or warranty to that effect.

Tax Withholding. We are authorized to deduct or withhold from any award granted or payment due under the Non-Employee Plan, or require a participant to remit to us, the amount of any withholding taxes due in respect of the award or payment and to take such other action as may be necessary to satisfy all obligations for the payment of applicable withholding taxes. We are not required to issue any shares of common stock or otherwise settle an award under the Non-Employee Plan until all tax withholding obligations are satisfied.

Vote Required for Approval

The affirmative vote of the holders of a majority of the shares present or represented at the 2018 Annual Meeting, in person or by proxy, is required to approve the amendment to the 2014 Plan.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF AMENDMENT TO THE 2014 NON-EMPLOYEE EQUITY COMPENSATION PLAN

PROPOSAL 4—APPROVAL OF AMENDMENT AND RESTATEMENT OF ENERGOUS CORPORATION PERFORMANCE SHARE UNIT PLAN

We currently maintain the Energous Corporation Performance Share Unit Plan (“PSU Plan”), which was originally approved by the Board of Directors and stockholders in May 2015. The PSU Plan originally contemplated the grant of performance share units covering 1,310,104 shares, and at the end of 2018 we expect that all except 31,951 of such shares will have been earned or forfeited, and no additional awards can be granted under the PSU Plan if the proposed amendment and restatement is not approved by our stockholders.

A performance stock unit (“PSU”) is a form of award under which the recipient is eligible to earn a specified number of shares of our common stock during an applicable performance period based upon the level of the Company’s market capitalization or closing share price during the performance period. No awards other than PSUs will be available for issuance under the PSU Plan.

We are asking stockholders to approve the proposed amendment and restatement of the PSU Plan that was adopted by the Board of Directors on April 11, 2018 subject to stockholder approval, and which would, among other things:

•	increase the number of shares available for issuance under the PSU Plan by 1,400,000 shares;

•	extend the expiration date of the plan to May 16, 2028, which would be 10 years from the date of the stockholder approval if approved at the 2018 annual meeting;

•	remove references to Code Section 162;

•	broaden the definition of “Cause” to include the definitions provided in severance agreements;

•	maintain the annual limitation on performance share units granted to a single grantee, as defined in the PSU Plan to 639,075;

•	add language allowing share recycling of the 1,400,000 additional shares authorized, which means that if those shares are reacquired by the Company as a result of forfeiture of PSU awards or repurchase of shares to be issued under an award, they will become eligible for reissue under the PSU Plan; and

•	change the performance metric for awards under the PSU Plan to include both the Company’s market capitalization and its share price performance, as defined in the PSU Plan.

While the PSU Plan is scheduled to expire 10 years from the date it is approved by our stockholders, it is the Company’s intent that the majority of the additional 1,400,000 shares available for issuance under the plan will be subject to PSUs to be measured over a period from January 1, 2019 to December 31, 2021. None of the 1,310,104 shares originally authorized under the PSU Plan will be available for re-issuance under the plan, and all but 31,951 of those shares will either be earned or forfeited by December 31, 2018.

The Board and Compensation Committee believe that the PSU Plan is a key part of the Company’s compensation philosophy and programs. Our ability to attract, retain and motivate highly qualified employees and directors is critical to our success. The Board and Compensation Committee believe that the interests of the Company and its stockholders will be advanced if we can continue to offer our key employees and directors the opportunity to acquire or increase a direct proprietary interest in the operations and future success of the Company.

In order to increase the pool of shares available for future equity award grants to continue to operate our performance share program in a manner consistent with past practices and to accommodate anticipated growth, the Board has adopted, subject to stockholder approval, the proposed amendment and restatement of the PSU Plan, which would add 1,400,000 shares of common stock to the pool of shares available for equity awards. The Compensation Committee and the Board determined this number based on a review of the Company’s historical performance share grant practices and advice from the Compensation Committee’s independent compensation consultant. We currently anticipate that if the proposed amendment and restatement of the PSU Plan is approved, the number of shares reserved and available for awards under the PSU Plan will be sufficient to cover our performance awards for the next two to three years.

Corporate Governance Aspects of the PSU Plan

The PSU Plan has been designed to include a number of provisions that promote the alignment between equity compensation arrangements for eligible employees and non-employee directors and stockholders’ interests. These provisions include, but are not limited to, the following:

Performance-Based Awards Only. The PSU Plan provides for the grant of PSUs only. PSUs will be earned only if and to the extent the Company achieves certain pre-specified levels of market capitalization or share price performance during the applicable performance period. The PSU Plan does not provide for the grant of awards that vest solely based on the passage of time.

No Evergreen Provision. The PSU Plan does not contain an “evergreen” feature pursuant to which the shares authorized for issuance under the PSU Plan can be automatically replenished.

No Tax Gross-Ups. The PSU Plan does not provide for any tax gross-ups.

No Transferability. Awards under the PSU Plan may not be transferred, except by will or the laws of descent and distribution or under a domestic relations order in settlement of marital property rights.

No Automatic Grants. The PSU Plan does not provide for automatic grants to any participant.

Clawback Policy. All awards, amounts and benefits received under the PSU Plan will be subject to potential cancellation, recoupment, rescission, payback, or other action in accordance with the terms of any applicable Company clawback policy or any applicable law even if adopted after the plan becomes effective.

Stringent Forfeiture Provisions. If a participant’s service is terminated for cause, any outstanding awards held by the participant will be forfeited immediately and the participant will have no further rights under the award. Further, if a participant breaches a non-competition or other restrictive covenant between the participant and the Company, whether during or after the participant’s termination of service, the participant generally will forfeit all awards under the plan, all shares received under the plan within the prior 12 months, and any profits received from the sale of such shares.

No Discounted Options; No Repricing. As only PSUs will be granted under the PSU Plan, there will be no discounted options or repricing of options under the plan.

Independent Oversight. The PSU Plan is administered by a committee of independent members of the Board.

Material Features of the PSU Plan, as Amended

The material terms of the PSU Plan, as amended and restated, are summarized below. This summary is not intended to be a complete description of the plan, and is qualified in its entirety by the actual text of the PSU Plan, as amended and restated which is attached as Appendix C to this proxy statement.

Administration

The Board has such powers and authorities related to the administration of the PSU Plan as are consistent with our corporate governance documents and applicable law. Pursuant to its charter, the Compensation Committee administers the PSU Plan.

Type of Award

The PSU Plan provides for grants of PSUs only. A performance stock unit, or PSU, is an award under which the recipient is eligible to earn a specified number of shares of our common stock during an applicable performance period, based upon the level of our market capitalization or closing share price. Awards may be measured by performance on a quarterly basis.

It is the Company’s intent that the performance period under the PSU Plan will begin on January 1, 2019, although shorter interim periods for recent hires are possible as well. This performance period is currently scheduled to end on December 31, 2021, but will end sooner upon a “liquidation event” or, with respect to any participant, upon that participant’s separation from service.

A “liquidation event” is defined under the PSU Plan as the consummation of a merger, acquisition, consolidation or other transaction (other than an equity financing) following which the holders of the Company’s outstanding voting securities prior to such transaction hold less than 50% of the outstanding voting securities of the acquiring or surviving corporation, or the consummation of a sale, license, or transfer of all or substantially all of the Company’s assets.

Participants will be entitled to receive one share of common stock for each PSU that becomes earned and payable. In the past, there has been deferral of the payments, with 50% to be paid as soon as practicable (generally within 30 days) after becoming earned; and 50% to be deferred and paid as soon as practicable (generally within 30 days) after the end of the three-year period, subject to the participant’s continued service through that date, however, the terms of future award have not yet been determined and may or may not have a similar deferral mechanisms.

Upon a participant’s separation from service for any reason, any PSUs that have not been earned and any PSUs that are still in a deferral period will be immediately forfeited.

Number of Authorized Shares

In 2015, our stockholders approved up to 1,310,104 shares of common stock for issuance under the PSU Plan. Of those, 1,278,153 shares are no longer be available for new awards because have already been subject to awards under the PSU Plan, some of which were earned and some of which were forfeited. If approved by stockholders at the 2018 annual meeting, the PSU Plan will authorize an additional 1,400,000 shares for issuance under the PSU Plan, and the PSU Plan will allow for share recycling of those 1,400,000 shares. This means that if those shares are reacquired by the Company as a result of a forfeiture of an award or repurchase of shares to be issued pursuant to an award, those shares will become available for reissue under the PSU Plan. This feature allows the Board to use the additional 1,400,000 shares authorized by the stockholders at the 2018 annual meeting even if the Board sets high, or “stretch” targets for performance achievement that are not completely achieved. We believe this would enable the Board to plan its equity incentive strategies more effectively.

Eligibility and Participation

Eligibility to participate in the PSU Plan is limited to such highly qualified officers, non-employee directors, key employees, consultants, and advisors of the Company, or of any affiliate, as the Compensation Committee may determine and designate from time to time. The maximum number of shares of our common stock that may be subject to PSUs that are granted to any one participant during any calendar year is 639,075.

Adjustments for Changes in Capital Structure

Subject to any required action by our stockholders, in the event of any change in the shares of our common stock effected without receipt of consideration by the Company, whether through merger, consolidation, reorganization, reincorporation, recapitalization, reclassification, stock dividend, stock split, reverse stock split, split-up, split-off, spin-off, combination of shares, exchange of shares, or similar change in the capital structure of the Company, or in the event of payment of a dividend or distribution to the stockholders in a form other than shares (excepting normal cash dividends) that has a material effect on the fair market value of shares, appropriate and proportionate adjustments will be made in the number and class of shares subject to the PSU Plan and to any outstanding awards in order to prevent dilution or enlargement of participants’ rights under the plan. If a majority of the shares that are of the same class as the shares that are subject to outstanding awards are exchanged for, converted into, or otherwise become shares of another corporation, the Board may unilaterally and equitably amend the outstanding awards to provide that such awards are for the new shares. The Board may also make such adjustments in the terms of any award to reflect, or related to, such changes in the capital structure of the Company or distributions as it deems appropriate.

Consequences of a Change in Control

The Board generally may provide for any one or more of the following in connection with a “change in control” of the Company (as that term is defined in the PSU Plan):

Accelerated Vesting. In the event of a change in control, all outstanding awards made to non-employee directors will be automatically deemed earned based on the applicable transaction price and such awards will be payable in full. In the event of a change in control, the Board may take such actions as it deems appropriate to provide for the acceleration of the vesting or settlement in connection with such change in control of each or any other outstanding award.

Assumption, Continuation, or Substitution. In the event of a change in control, the surviving, continuing, successor, or purchasing corporation or other business entity or parent thereof may, without the consent of any participant, either assume or continue the Company’s rights and obligations under each or any award outstanding immediately prior to the change in control or substitute for each or any such outstanding award or portion thereof a substantially equivalent award with respect to the acquiror’s stock. Any award or portion thereof that is not assumed or continued by the acquiror in connection with the change in control or settled as of the change in control will terminate and cease to be outstanding effective as of the change in control.

Cash-Out of Awards. The Board may, without the consent of any participant, determine that, upon the occurrence of a change in control, each or any award outstanding immediately prior to the change in control and not previously settled will be canceled in exchange for a payment with respect to each vested share (and each unvested share, if so determined by the Board) subject to such canceled award in (i) cash, (ii) stock of the Company or of a corporation or other business entity a party to the change in control, or (iii) other property which, in any such case, will be in an amount having a fair market value equal to the fair market value of the consideration to be paid per share in the change in control.

Nontransferability of Awards

No award under the PSU Plan may be sold, transferred, assigned, pledged, or otherwise encumbered or disposed of by the participant to whom it is granted, other than by will or the laws of descent and distribution or under a domestic relations order in settlement of marital property rights.

Tax Withholding and Tax Offset Payments

We will have the right to deduct from payments of any kind otherwise due to a participant any federal, state, or local taxes of any kind required by law to be withheld with respect to the vesting of or other lapse of restrictions applicable to an award or upon the issuance of any shares of stock pursuant to an award.

Term of PSU Plan

The PSU Plan is scheduled to expire 10 years from the date it was approved by our stockholders. However, the majority of the additional 1,400,000 shares available for issuance under the plan are expected to be subject to PSUs to be measured over a period from January 1, 2019 to December 31, 2021. Of the 1,310,104 shares originally authorized under the PSU Plan, only 31,951 will be available for issuance under the plan after December 31, 2018, and the remainder of those originally authorized shares will be forfeited if not earned.

Amendment and Termination

The Board may, at any time and from time to time, amend, suspend, or terminate the PSU Plan as to any awards that have not been made. An amendment shall be contingent on approval of our stockholders to the extent stated by the Board, required by applicable law, or required by applicable securities exchange listing requirements. No amendment, suspension, or termination of the PSU Plan may, without the consent of the participant, materially impair rights or obligations under any award previously awarded.

Clawback Policy

All awards, amounts, and benefits received under the PSU Plan will be subject to potential cancellation, recoupment, rescission, payback, or other action in accordance with the terms of any applicable Company clawback policy or any applicable law even if adopted after the plan becomes effective.

Forfeiture

If a participant’s service is terminated for cause, any outstanding award held by the participant will be forfeited immediately and the participant will have no further rights under the award. Further, if a participant breaches a non-competition, non-solicitation, non-disclosure, non-disparagement, or other restrictive covenant in any agreement between the participant and the Company, the participant will forfeit and pay the following to the Company:

•	All outstanding awards granted to the participant under the PSU Plan, including awards that have become earned or vested;

•	Any shares held by the participant in connection with the PSU Plan that were acquired after the participant’s termination of service and within the 12-month period immediately preceding the participant’s termination of service;

•	The profit realized by the participant from the sale or other disposition of any shares received by the participant in connection with the PSU Plan after the participant’s termination of service and within the 12-month period immediately preceding the participant’s termination of service, where such sale or disposition occurs in such similar time period.

New Plan Benefits

Amounts that may be awarded under the PSU Plan in the future are discretionary are not determinable at this time. The following table lists the amounts of the most recent awards under the PSU Plan, which were granted in 2015, for (i) each of our named executive officers, (ii) all of our named executive officers and current executive officers as a group, (iii) all of our eligible non-employee directors as a group, and (iv) all other current employees who are not executive officers as a group.

Name and Position	Number of Units (#)
Stephen R. Rizzone President and CEO	639,075
Michael Leabman, Founder and Chief Technology Officer	63,908
Brian Sereda, Senior Vice President and Chief Financial Officer	63,908
Executive Officers as a group	894,706
Non-Employee Directors as a group	127,817
Non-Executive Employees as a group	127,817

Federal Income Tax Consequences

The following is a summary of the general federal income tax consequences to the Company and to U.S. taxpayers of awards granted under the PSU Plan. Tax consequences for any particular individual or under state or non-U.S. tax laws may be different.

PSUs. Typically, a recipient will not have taxable income upon the grant of PSUs. Subsequently, when the conditions and requirements for the PSUs have been satisfied and the payment determined, any cash received and the fair market value of any common stock received will constitute ordinary income to the recipient.

Tax Effect for the Company. We generally will receive a tax deduction for any ordinary income recognized by a participant in respect of an award under the PSU Plan, except to the extent limited under certain Code provisions.

Because we are a public company, special rules limit the deductibility of compensation paid to our CEO, CFO and to each of our three most highly compensated executive officers other than our CEO whose compensation is required to be reported annually in our proxy statement (and to other “covered employees under Code Section 162(m) that are not required to be reported in this proxy statement). Under Code Section 162(m), the annual compensation paid to each of these executives may not be deductible to the extent that it exceeds $1 million and the PSUs granted under the PSU Plan will be generally be subject to the $1 million limitation on deductible compensation for these executives.

Vote Required for Approval

The affirmative vote of the holders of a majority of the shares present or represented at the 2018 Annual Meeting, in person or by proxy, is required to approve the amendment and restatement of the PSU Plan.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF AMENDMENT AND

RESTATEMENT OF THE PERFORMANCE SHARE UNIT PLAN

PROPOSAL 5—RATIFICATION OF APPOINTMENT OF

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of the Board of Directors has appointed Marcum LLP (“Marcum”) as our independent registered public accounting firm for the fiscal year ending December 31, 2018 and recommends that stockholders vote for ratification of such selection. We are presenting this selection to our stockholders for ratification at the annual meeting.

Marcum audited our financial statements for 2017. No representative of Marcum is expected to be present at the 2018 annual meeting.

Vote Required for Approval

Ratification of the appointment of our independent registered public accounting firm requires the affirmative vote of a majority of the shares present or represented at the 2018 annual meeting, in person or by proxy, on such ratification. If our stockholders fail to ratify the selection of Marcum as the independent registered public accounting firm for 2018, the Audit Committee will reconsider whether to retain that firm. Even if the selection is ratified, the Audit Committee may, in its discretion, direct the appointment of a different independent registered public accounting firm at any time during the year.

Independent Registered Public Accounting Firm Fees and Services

We regularly review the services and fees from our independent registered public accounting firm. These services and fees are also reviewed with our audit committee annually. In accordance with standard policy, Marcum periodically rotates the individuals who are responsible for the Energous audit.

The following table sets forth the aggregate fees billed or expected to be billed by Marcum for 2017 for audit and non-audit services, including “out-of-pocket” expenses incurred in rendering these services. The nature of the services provided for each category is described following the table.

Fee Category	2017	2016
Audit Fees (1)	$167,581	$167,349
Audit-Related Fees	—	—
Tax Fees	—	—
All Other Fees	—	—

Total	$167,581	$167,349

(1)	Audit fees include fees for professional services rendered for the audit of our annual statements, quarterly reviews, consents and assistance with and review of documents filed with the SEC.

Pre-Approval Policies and Procedures

The Audit Committee has adopted a policy that requires that all services provided by the Company’s independent public accounting firm, including audit services and permitted non-audit services, to be pre-approved by the Audit Committee. All audit and permitted non-audit services provided by Marcum during 2017 were pre-approved by the Audit Committee.

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” APPROVAL OF PROPOSAL NO. 5

EQUITY COMPENSATION PLAN INFORMATION

We maintain the following equity compensation plans under which our equity securities are authorized for issuance to our employees and directors: the 2013 Equity Incentive Plan, the Non-Employee Equity Compensation Plan, the 2015 Employee Stock Purchase Plan, the Performance Share Unit Plan, and the 2017 Equity Incentive Plan. Each of the foregoing equity compensation plans was approved by our stockholders. The following table presents information about these plans as of December 31, 2017.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights		Weighted average exercise price of outstanding options, warrants and rights		Number of securities remaining available for future issuance under equity compensation plan (excluding securities outstanding)
Equity compensation plans approved by security holders	3,437,343	(1)	$4.83	(2)	1,560,402	(3)
Equity compensation plans not approved by security holders	825,878	(4)	$3.63	(2)	—

Total	4,263,221		$4.80	(2)	1,154,121

(1)	Includes 1,530,406 outstanding restricted stock units and 895,677 performance share units, under plans approved by our security holders.
(2)	Does not include the restricted stock units and performance shares units listed in the first column, because they do not have an exercise price.
(3)	Includes 829,515 shares available for issuance under our 2013 Equity Incentive Plan and 292,655 shares available for issuance under our Non-Employee Equity Compensation Plan.
(4)	Includes an option to acquire 25,979 shares, at an exercise price per share of $3.63 per share, that was awarded to Robert Griffin on February 27, 2014 in connection with his appointment to our Board. The options is fully vested at this time. Also includes 1,797,212 inducement RSUs granted to newly-hired Company employees, of which 358,135 shares have been forfeited and 769,577 shares have been earned. These inducement RSUs convert into common stock on a one-for-one basis as they vest in four equal annual installments on first four anniversaries of the employee’s hire date.

SECURITIES OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding beneficial ownership of our common stock, as of March 22, 2018, by:

•	each person or group of affiliated persons known by us to be the beneficial owner of more than 5% of our common stock;

•	each member of our Board of Directors, and each nominee for election to our Board;

•	each executive officer named in the Summary Compensation Table below; and

•	all of our executive officers and directors as a group.

Unless otherwise noted below, the address of each person listed on the table is c/o Energous Corporation at 3590 North First Street, Suite 210, San Jose, California 95134. To our knowledge, each person listed below has sole voting and investment power over the shares shown as beneficially owned, except to the extent jointly owned with spouses or otherwise noted below.

Beneficial ownership is determined in accordance with SEC rules. The information does not necessarily indicate ownership for any other purpose. Under these rules, shares issuable pursuant to stock options that may be exercised, and RSUs and PSUs that may vest, within 60 days after March 22, 2018 are deemed to be beneficially owned and outstanding for purposes of calculating the number of shares and the percentage of shares beneficially owned by that person. However, these shares are not deemed to be beneficially owned and outstanding for purposes of computing the percentage beneficially owned by any other person. Percentages of common stock outstanding as of March 22, 2018 are calculated based upon 24,904,017 shares outstanding on that date.

Name and Address of Beneficial Owner	Number of Shares Beneficially Owned	Percentage of Class
Directors and Executive Officers
Nicolaos G. Alexopoulos	2,000	*
Martin Cooper	35,067	*
John R. Gaulding	59,459	*
Robert J. Griffin (1)	55,106	*
Rex S. Jackson (2)	44,895	*
Michael Leabman (3)	176,437	*
Carol Lindstrom	661	*
Stephen R. Rizzone (4)	1,320,773	5.1%
Brian Sereda (5)	12,015	*
All directors and all executive officers as a group (11 persons) (6)	1,770,625	6.8%

Five Percent Stockholders
Dialog Semiconductor plc (7)	3,157,256	12.0%
Emily and Malcolm Fairbairn (8)	1,847,012	7.0%
Hood River Capital Management LLC (9)	1,649,853	6.6%
DvineWave Holdings LLC (10)	1,649,812	6.6%
BlackRock Inc.(11)	1,338,595	5.4%

*	Represents beneficial ownership of less than 1% of our outstanding shares of common stock.
(1)	Includes 29,127 shares held by Mr. Griffin and 25,979 shares issuable to Mr. Griffin upon exercise of stock options.

(2)	Includes 29,127 shares held by Mr. Jackson and 15,768 shares issuable to Mr. Jackson upon exercise of stock options.
(3)	Includes 19,319 shares held by Mr. Leabman, 147,578 shares held by the Leabman 2016 Children’s Trust, and 9,540 shares issuable to Mr. Leabman upon exercise of stock options.
(4)	Includes 223,719 shares held by Mr. Rizzone, 724,885 shares issuable to Mr. Rizzone upon exercise of stock options, 222,169 shares issuable to Mr. Rizzone upon the settlement of RSUs, and 150,000 shares issuable to Mr. Rizzone upon the settlement of PSUs that have been earned and deferred until the earliest to occur of a separation from service, a change in control, or November 1, 2024.
(5)	Represents shares held by the Sereda Family Trust.
(6)	Includes 622,284 shares held by all directors and executive officers as a group, 776,172 shares issuable to all directors and executive officers as a group upon exercise of stock options, 222,169 shares issuable to all directors and executive officers as a group upon the settlement of RSUs, and 150,000 shares issuable to all directors and executive officers upon the settlement of PSUs that have been earned and deferred until the earliest to occur of a separation from service, a change in control, or November 1, 2024.
(7)	Share ownership information is based upon a Schedule 13D filed by Dialog Semiconductor plc (“Dialog”) on July 10, 2017. Dialog owns 1,739,691 shares and 1,417,565 shares issuable to Dialog upon exercise of warrants that are fully vested. The address for Dialog is 100 Longwater Avenue, Green Park, Reading RG2 6GP, United Kingdom.
(8)	Share ownership information is based upon a Schedule 13D filed by Malcolm Fairbairn on January 4, 2018. Malcolm and Emily Fairbairn own 215,000 shares and 1,632,012 shares issuable to Malcolm and Emily Fairbairn upon the exercise of warrants that are fully vested. The address for Malcolm and Emily Fairbairn is c/o Ascend Capital, LLC, 4 Orinda Way, Suite 200-C, Orinda, CA 94563.
(9)	Share ownership information is based upon a Schedule 13G filed by Hood River Capital Management LLC (“Hood River”) on January 5, 2018. The address for Hood River is Umpqua Bank Plaza, One SW Columbia Street, Suite 630, Portland, OR 97258.
(10)	Share ownership is based upon a Schedule 13G/A1 filed by Gregory S. Tamkin on February 1, 2016. All of the shares are held by DvineWave Holdings LLC. DvineWave Irrevocable Trust dated December 12, 2012 (the “Trust”) is the manager of DvineWave Holdings LLC. Gregory S. Tamkin is the trustee of the Trust and has sole voting and investment power with respect to the 1,649,812 shares of our common stock. The address for Gregory S. Tamkin and DvineWave Holdings LLC is 1400 Wewatta Street, Suite 400, Denver, CO 80202.
(11)	Share ownership is based upon Schedule 13G filed by BlackRock Inc. on February 1, 2018. The address of BlackRock Inc. is 55 East 52nd Street, New York, NY 10055.

EXECUTIVE OFFICERS

Set forth below is background information relating to our executive officers, other than those discussed under Information About Director Nominees:

Name	Age	Position
Stephen R. Rizzone	69	President, Chief Executive Officer, Director
Brian Sereda	57	Vice President and Chief Financial Officer
Cesar Johnston	54	Executive Vice President of Engineering and Operations
Neeraj Sahejpal	48	Senior Vice President of Product Marketing

Brian Sereda joined Energous as Chief Financial Officer in July 2015, prior to which he held senior finance positions in leading technology companies, including semiconductor equipment, software and consumer electronics companies. He has extensive experience in corporate finance, capital markets and merger and acquisition transactions. From 2011 through April 2015 he was Chief Financial Officer of ActiveVideo, a developer of a software platform for managed service operators such as cable companies and telecommunication companies. Previously, Mr. Sereda was Chief Financial Officer for Virage Logic, a Nasdaq-listed company that was a provider of semiconductor intellectual property, from 2008 to its acquisition by Synopsys in 2010. He also served as Chief Financial Officer of Proxim Wireless, a wireless networking company, from 2006 to 2008. Mr. Sereda received his M.B.A. from St. Mary’s College of California and a B.S. and B.A. from Simon Fraser University in Vancouver, B.C., Canada.

Cesar Johnston joined Energous in July 2014 and serves as Executive Vice President of Engineering and Operations. Prior to joining the company, Mr. Johnston was Vice President of Engineering for Wireless Connectivity at Marvell Semiconductor where he was responsible for R&D and development of all Wi-Fi, Bluetooth, FM, and NFC products. Prior to Marvell, Mr. Johnston was the Senior Director of Wi-Fi VLSI and Systems Hardware development at Broadcom responsible for 802.11g and 802.11n products. Mr. Johnston is a recognized pioneer in the technology development of multiple first-of generations of SISO and MIMO wireless products. Mr. Johnston received both B.S. and M.S. in Electrical Engineering from the NYU Tandon School of Engineering. He is an IEEE Senior Member, and he has written over 40 conference and journal papers and holds 21 patents.

Neeraj Sahejpal joined Energous in November 2014 and currently serves as Senior Vice President of Product Marketing. From 2009 to November 2014, he held various positions at Broadcom, most recently as Director, Product Marketing, Wireless Entertainment Connectivity. From 2005 to 2009, Mr. Sahejpal held a senior marketing position at PMC Sierra. Prior to that, Mr. Sahejpal co-founded Conifer Networks from 2004 to 2005 and held senior positions in ASIC design while working for Inkra Networks, NVIDIA and Oak Technology (now Zoran). Mr. Sahejpal received a B.Eng in Electronics and Communication from National Institute of Technology, Allahabad, India and a MSCE and M.B.A. in Entrepreneurship and Finance from Santa Clara University. Mr. Sahejpal has also completed the Executive Program in Strategic Marketing at the Stanford Graduate Business School.

EXECUTIVE COMPENSATION

Our compensation philosophy is to offer our executive officers compensation and benefits that are competitive and meet our goals of attracting, retaining and motivating highly skilled management, which is necessary to achieve our financial and strategic objectives and create long-term value for our stockholders. We believe the levels of compensation we provide should be competitive, reasonable and appropriate for our business needs and circumstances. The principal elements of our executive compensation program have to date included base salary, incentive quarterly performance bonuses and long-term equity compensation in the form of stock options and restricted stock units. We believe successful long-term Company performance is more critical to enhancing stockholder value than short-term results. For this reason and to conserve cash and better align the interests of management and our stockholders, we emphasize long-term performance-based equity compensation over base annual salaries.

The following table sets forth information concerning the compensation earned by the individual that served as our Principal Executive Officer during 2017 and our two most highly compensated executive officers other than the individual who served as our Principal Executive Officer during 2017 (collectively, the “named executive officers”):

Summary Compensation Table for 2017

Name and Principal Position	Year	Salary	Non-Equity Incentive Plan		Stock Awards(1)		Option Awards	All Other Compensation	TOTAL
Stephen Rizzone, President and Chief Executive Officer	2017	$365,000	$202,301	(2)	$2,809,008	(8)	—	—	$3,376,309	(2)
	2016	$365,000	$311,163	(3)	$4,691,500	(9)	—	—	$5,367,663	(3)

Michael Leabman, Founder and Chief Technology Officer	2017	$250,000	$138,563	(4)	$1,203,250	(10)	—	—	$1,591,813	(4)
	2016	$250,000	$213,125	(5)	$1,573,000	(11)	—	—	$2,036,125	(5)

Brian Sereda, Sr. Vice President and Chief Financial Officer	2017	$250,000	$124,706	(6)	$544,950	(12)	—	—	$898,872	(6)
	2016	$250,000	$159,844	(7)	$707,850	(13)	—	—	$1,117,694	(7)

(1)	Amounts shown in this column indicate the grant date fair value of RSUs computed in accordance with FASB ASC Topic 718. For additional information regarding the assumptions made in calculating these amounts, see the notes to our audited financial statements included in our Annual Report on Form 10-K.
(2)	Represents 100% achievement of 2017 performance goals, including development of an international strategy regarding regulatory approvals and certifications, achievement of financing goals, and public relations goals.
(3)	Represents 100% achievement of 2016 performance goals, including completion of financing goals and development of technical solutions related to upcoming products.
(4)	Represents 100% achievement of 2017 performance goals, including completion of financing and revenue goals, the completion of project milestones within customer contracts, and the development of technical solutions related to upcoming products.
(5)	Represents 100% achievement of 2016 performance goals, including completion of financing and revenue goals, the development of technical roadmaps and the completion of technical milestones within customer contracts.
(6)	Represents 100% achievement of 2017 performance goals, including completion of financing goals and internal financial control of projects.
(7)	Represents 100% achievement of 2016 performance goals, including completion of financing rounds and internal financial control of projects.
(8)	Represents grants of RSUs covering 193,059 shares.
(9)	Of this amount, $2,359,500 represents a grant of RSUs covering 150,000 shares and $2,332,000 represents PSUs covering 150,000 shares.
(10)	Represents grants of RSUs covering 77,280 shares.
(11)	Represents grants of RSUs covering 100,000 shares.
(12)	Represents grants of RSUs covering 35,000 shares.
(13)	Represents grants of RSUs covering 45,000 shares.

Outstanding Equity Awards at December 31, 2017

The following table provides information regarding equity awards held by the named executive officers as of December 31, 2017.

	Options Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock that Have Not Vested (#)		Market Value of Shares or Units of Stock that Have Not Vested ($)(1)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)(2)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(1)
Stephen Rizzone	228,339	$1.68	12/11/2023	123,113	(3)	$2,394,548	559,798	$10,888,071
	496,546	6.00	3/25/2024	112,500	(4)	2,188,125
				193,059	(5)	3,754,998
Michael Leabman	4,804	2.49	1/6/2024	75,000	(4)	1,458,750	55,980	1,088,811
	156,736	6.00	3/25/2024	77,280	(5)	1,503,096
Brian Sereda	—	—	—	60,000	(6)	1,167,000	55,980	1,088,811
				33,750	(4)	656,438
				30,000	(5)	583,500

(1)	The market value of unvested and unearned shares of restricted stock units is based on the closing price of our common stock on December 31, 2017, which was $19.45 per share.
(2)	Represents the number of shares that would be granted upon the vesting in full of the individual’s unvested PSUs, which would occur only if our market capitalization reached a level of $1.1 billion or greater.
(3)	Represents the unvested portion of RSU that vests in equal annual installments through February 26, 2019.
(4)	Represents the unvested portion of RSU that vests in annual installments through August 18, 2020.
(5)	Represents the unvested portion of RSU that vests in annual installments through February 23, 2021.
(6)	Represents the unvested portion of RSU that vests in annual installments through July 13, 2019.

Employment Agreements and Change of Control Arrangements

Employment Agreements

Stephen Rizzone. Pursuant to our employment agreement with Stephen Rizzone, effective January 1, 2015, if Mr. Rizzone’s employment is terminated due to his death or disability, if Mr. Rizzone’s employment is terminated by us without cause, or if Mr. Rizzone resigns for good reason, he will have a period of one year post-termination to exercise the options awarded to him in December 2013, and if a Liquidation Event (as defined below) occurs prior to the termination of those option awards, they will immediately vest and become exercisable in full immediately prior to the consummation of the Liquidation Event. In addition, any outstanding deferred PSUs shall be immediately vested and paid in the event of a Liquidation Event, but any remaining unearned portion of the PSUs shall immediately be canceled and forfeited. If Mr. Rizzone’s employment is terminated due to his death or disability, Mr. Rizzone’s beneficiaries or estate will be entitled to receive (a) an amount equal to the sum of his base salary plus the target amount of his performance bonus for the year of termination, plus (b) any base salary that as shall have accrued but remain unpaid.

If Mr. Rizzone’s employment is terminated by the Company without cause or if he resigns for good reason, the Company shall pay him: (a) an amount equal to two times the sum of his base salary plus the target amount of his performance bonus for the year of termination, payable in substantially equal installments on a payroll period basis during 24-month period immediately following such termination of employment; (b) an amount equal to two years of COBRA premiums based on the terms of Company’s group health plan and Mr. Rizzone’s coverage under such plan as of the date of such termination of employment (regardless of any COBRA election actually made by him or the actual COBRA coverage period under Company’s group health plan), payable in payroll period installments on the same basis as the amount in clause (a) above; and (c) a performance bonus for the year of termination based on actual performance and prorated based on the number of days in the performance year through the date of such termination of employment, payable in cash at the same time bonuses are paid to other employees of Company for such performance year but not later than March 15 of the following year. In addition, any remaining unearned portion of the PSUs shall be immediately canceled and forfeited, and any other outstanding, unvested time-based equity awards other than the option awards described above shall immediately vest to the extent such award was scheduled to vest during the two-year period immediately following such termination of employment.

If Mr. Rizzone resigns without good reason or is terminated by the Company for cause, he will be entitled to his base salary at the rate then in effect up to and through the effective date of his resignation or termination. In addition, upon such termination of employment, all deferred PSUs and any remaining unearned portion of the PSUs shall be immediately canceled and forfeited.

In connection with his employment agreement, Mr. Rizzone has also entered into a Non-Competition and Non-Solicitation Agreement with the Company, which prohibits him from competing with the Company and soliciting clients, customers, business partners or employees from the Company for a two-year restricted period in the event of the termination of his employment with the Company for any reason within two years after a transaction resulting in a Liquidation Event (as defined below) or the sale or disposal of all of his ownership interest in the Company. For purposes of Mr. Rizzone’s employment agreement, a Liquidation Event means a merger, acquisition, consolidation or other transaction (other than an equity financing) following which our stockholders prior to such transaction hold less than 50% of our outstanding voting securities of the acquiring or surviving entity, or a sale, license or transfer of all or substantially all of our assets.

Mr. Rizzone is also eligible to receive benefits that are substantially similar to those of the Company’s other senior executive officers. Mr. Rizzone is subject to certain restrictive covenants, including non-solicitation of employees, consultants and customers and non-competition each for a period one year following termination of his employment with the Company.

Michael Leabman. On January 11, 2018, Mr. Leabman entered into a service continuation agreement with the Company. Pursuant to that service continuation agreement, Mr. Leabman will now serve as an independent contractor for the Company. The service continuation agreement provides that Mr. Leabman will be paid $388,562.50 over a 24-month period commencing on January 11, 2018. Mr. Leabman’s outstanding equity awards under the 2013 Equity Incentive Plan and Performance Share Unit Plan will continue to vest so long as he continues in his capacity as an independent contractor under their prior vesting schedules. Under the service continuation agreement, the Company will pay 12 months of COBRA premiums based on the terms of Company’s group health plan from January 11, 2018.

Brian Sereda. In March 2018, Mr. Sereda entered into a Severance and Change of Control Agreement, (“Severance Agreement.”). The Severance Agreement provides that, in the case that Mr. Sereda is terminated more than 12 months after a change in control, for any reason other than “good cause” or as the result of a resignation for “good reason,” all as defined in the Severance Agreement (a “Qualifying Non CiC Termination”), he will receive 12 months of his monthly base salary at the rate in effect immediately prior to the termination and none of his target bonus, though he may receive a prorated discretionary bonus for the year in which the termination occurs. This severance will be paid as a lump sum. Additionally, in a Qualifying Non CiC Termination, none of Mr. Sereda’s equity awards, as defined in the Severance Agreement, will accelerate and become vested. Finally, in a Qualifying Non CiC Termination, if Mr. Sereda elects, the Company will pay 12 months of COBRA premiums based on the terms of Company’s group health plan.

The Severance Agreement further provides that if Mr. Sereda is terminated within 12 months after a “change in control,” for any reason other than “good cause” or as the result of a resignation for “good reason,” all as defined in the Severance Agreement, (a “Qualifying CiC Termination”), he will receive 12 months of his monthly base salary at the rate in effect immediately prior to the termination, an amount equal to 100% of his target bonus, and a prorated bonus for the year in which the termination occurs. These severance benefits will be paid as a lump sum. Additionally, to the extent allowable, in a Qualifying CiC Termination, 100% of Mr. Sereda’s equity awards, as defined in the Severance Agreement, will accelerate and become vested. Finally, in a Qualifying CiC Termination, if Mr. Sereda elects, the Company will pay 12 months of COBRA premiums based on the terms of Company’s group health plan. Mr. Sereda is also eligible to receive benefits that are substantially similar to those of the Company’s other senior executive officers. Mr. Sereda is subject to certain restrictive covenants, including non-solicitation of employees, consultants and customers and non-competition each for a period one year following termination of his employment with the Company.

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS

Other than compensation agreements and other arrangements that are described in “Executive Compensation,” in 2017 there was not, and there is not currently proposed, any transaction or series of similar transactions to which we were or will be involved, in which the amount involved exceeded or will exceed $120,000 in which any director, executive officer, holder of five percent or more of any class of our capital stock or any member of their immediate family had or will have a direct or indirect material interest.

Our Board of Directors has adopted a written policy with regard to related person transactions, which sets forth our procedures and standards for the review, approval or ratification of any transaction required to be reported in our filings with the SEC or in which one of our executive officers or directors has a direct or indirect material financial interest, with limited exceptions. Our policy is that the Corporate Governance and Nominating Committee shall review the material facts of all related person transactions (as defined in the related person transaction approval policy) and either approve or disapprove of the entry into any related person transaction. In the event that obtaining the advance approval of the Corporate Governance and Nominating Committee is not feasible, the Corporate Governance and Nominating Committee shall consider the related person transaction and, if the Corporate Governance and Nominating Committee determines it to be appropriate, may ratify the related person transaction. In determining whether to approve or ratify a related person transaction, the Corporate Governance and Nominating Committee will take into account, among other factors it deems appropriate, whether the related person transaction is on terms comparable to those available from an unaffiliated third party under the same or similar circumstances and the extent of the related person’s interest in the transaction.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee comprises Mr. Jackson, Mr. Griffin and Mr. Gaulding. None of the current or former members of the Audit Committee is an officer or employee of the Company, and the Board of Directors has determined that each member of the Audit Committee meets the independence requirements promulgated by The Nasdaq Stock Market and the SEC, including Rule 10A-3(b)(1) under the Exchange Act.

The Audit Committee oversees the Company’s financial reporting process on behalf of the Board. Management has the primary responsibility for the financial statements and the reporting process, including the systems of internal controls and the certification of the integrity and reliability of the Company’s internal controls procedures. In fulfilling its oversight responsibilities, the Audit Committee has reviewed the Company’s audited financial statements included in the Annual Report on Form 10-K for the fiscal year ended December 31, 2017, and has discussed them with both management and Marcum LLP (“Marcum”), the Company’s independent registered public accounting firm. The Audit Committee has also discussed with the independent registered public accounting firm the matters required to be discussed by the Auditing Standard No. 16, Communications with Audit Committees, as adopted by the Public Company Accounting Oversight Board. The Audit Committee has reviewed permitted services under rules of the SEC as currently in effect and discussed with Marcum their independence from management and the Company, including the matters in the written disclosures and the letter from the independent registered public accounting firm required by the applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence. The Audit Committee has also considered and discussed the compatibility of non-audit services provided by Marcum with that firm’s independence.

Based on its review of the financial statements and the aforementioned discussions, the Audit Committee concluded that it would be reasonable to recommend, and on that basis did recommend, to the Board of Directors that the audited financial statements be included in the Company’s Annual Report.

Respectfully submitted by the Audit Committee.

THE AUDIT COMMITTEE:

Rex S. Jackson, Chair
Robert J. Griffin
John Gaulding

ADDITIONAL INFORMATION

Stock Performance Graph

This performance graph shall not be deemed “soliciting material” or to be “filed” with the SEC for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (Exchange Act), or otherwise subject to the liabilities under that Section, and shall not be deemed to be incorporated by reference into any filing of Energous Corporation under the Securities Act or the Exchange Act.

The following graph shows a comparison. from March 28, 2014 (the date our common stock commenced trading on The Nasdaq Stock Market) through December 31, 2017, of the cumulative total return for our common stock, the Standard & Poor’s 500 Stock Index (S&P 500 Index) and the Standard and Poor’s Semiconductors Index (S&P Semiconductors Index). The graph assumes that $100 was invested at the market close on March 28, 2014 in the common stock of Energous Corporation., the S&P 500 Index and the S&P Semiconductors Index and data for the S&P 500 Index and the S&P Semiconductors Index assumes reinvestments of gross dividends. The stock price performance of the following graph is not necessarily indicative of future stock price performance.

COMPARISON OF 45 MONTH CUMULATIVE TOTAL RETURN*

Among Energous Corporation, the S&P 500 Index

and the S&P Semiconductors Index

*$100 invested on 3/28/14 in stock or 3/31/14 in index, including reinvestment of dividends.

Fiscal year ending December 31.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our directors, executive officers and persons who own more than 10 percent of a registered class of our equity securities to file reports of ownership and changes in ownership with the SEC. Such persons are required by SEC regulations to furnish us with copies of all such filings. Based solely on our review of the copies of the reports that we received and written representations that no other reports were required, we believe that our executive officers, directors and greater-than 10% stockholders complied with all applicable filing requirements on a timely basis during 2017, except the following: three reports covering a total of three transactions, that were filed late by Mr. Cooper; three reports covering a total of four transactions, that were filed late by Mr. Gaulding; three reports covering a total of three transactions, that were filed late by Mr. Griffin; three reports covering a total of three transactions, that were filed late by Mr. Jackson; one report covering one transaction, that was filed late by Mr. Johnston; one report covering one transaction, that was filed late by Mr. Leabman; one report covering one transaction, that was filed late by Mr. Rizzone; three reports covering a total of two transactions, that were filed late by Mr. Sahejpal; and two reports covering a total of two transactions, that were filed late by Mr. Sereda.

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to be Held on May 16, 2018

The proxy statement and annual report to stockholders are available at www.proxyvote.com.

A copy of the Company’s Annual Report for the fiscal year ended December 31, 2017 is available without charge upon written request to: Secretary, Energous Corporation, 3590 North First Street, Suite 210, San Jose, California 95134.

OTHER BUSINESS

The Board of Directors knows of no business that will be presented for consideration at the 2018 annual meeting other than those items stated above. If any other business should come before the 2018 annual meeting, votes may be cast pursuant to proxies in respect to any such business in the best judgment of the person or persons acting under the proxies.

Appendix A

ENERGOUS CORPORATION

2013 EQUITY INCENTIVE PLAN

(AS AMENDED AND RESTATED MAY 16, 2018)

Energous Corporation sets forth herein the terms and conditions of its 2013 Equity Incentive Plan (as Amended and Restated May 16, 2018), as follows:

1. PURPOSE

The Plan is intended to enhance the Company’s and its Affiliates’ ability to attract and retain highly qualified officers, Non-Employee Directors, key employees and Consultants, and to motivate such officers, Non-Employee Directors, key employees and Consultants to serve the Company and its Affiliates and to expend maximum effort to improve the business results and earnings of the Company, by providing to such persons an opportunity to acquire or increase a direct proprietary interest in the operations and future success of the Company. To this end, the Plan provides for the grant of stock options, stock appreciation rights, restricted stock, restricted stock units, unrestricted stock, other share-based awards and cash awards. Any of these awards may, but need not, be made as performance incentives to reward attainment of performance goals in accordance with the terms and conditions hereof. Stock options granted under the Plan may be non-qualified stock options or incentive stock options, as provided herein.

2. DEFINITIONS

For purposes of interpreting the Plan and related documents (including Award Agreements), the following definitions shall apply:

2.1. “Acquiror” shall have the meaning set forth in Section 15.2.

2.2. “Affiliate” means any company or other trade or business that “controls,” is “controlled by” or is “under common control with” the Company within the meaning of Rule 405 of Regulation C under the Securities Act, including any Subsidiary.

2.3. “Annual Incentive Award” means a cash-based Performance Award with a performance period that is the Company’s fiscal year or other 12-month (or shorter) performance period as specified under the terms and conditions of the Award as approved by the Committee.

2.4. “Award” means a grant of an Option, SAR, Restricted Stock, RSU, Other Share-based Award or cash award under the Plan.

2.5. “Award Agreement” means a written agreement between the Company and a Grantee, or notice from the Company or an Affiliate to a Grantee that evidences and sets out the terms and conditions of an Award.

2.6. “Board” means the Board of Directors of the Company.

2.7. “Business Combination” shall have the meaning set forth in Section 15.2.

2.8. “Cause” shall be defined as that term is defined in the Grantee’s offer letter or other applicable employment agreement; or, if there is no such definition, “Cause” means, unless otherwise provided in the applicable Award Agreement: (i) the commission of any act by the Grantee constituting financial dishonesty against the Company or its Affiliates (which act would be chargeable as a crime under applicable law); (ii) the

Grantee’s engaging in any other act of dishonesty, fraud, intentional misrepresentation, moral turpitude, illegality or harassment that would (a) materially adversely affect the business or the reputation of the Company or any of its Affiliates with their respective current or prospective customers, suppliers, lenders or other third parties with whom such entity does or might do business or (b) expose the Company or any of its Affiliates to a risk of civil or criminal legal damages, liabilities or penalties; (iii) the repeated failure by the Grantee to follow the directives of the Chief Executive Officer of the Company or any of its Affiliates or the Board; or (iv) any material misconduct, violation of the Company’s or Affiliates’ policies, or willful and deliberate non-performance of duty by the Grantee in connection with the business affairs of the Company or its Affiliates.

2.9. “Change in Control” shall have the meaning set forth in Section 15.2.

2.10. “Code” means the Internal Revenue Code of 1986.

2.11. “Committee” means the Compensation Committee of the Board or any committee or other person or persons designated by the Board to administer the Plan. The Board will cause the Committee to satisfy the applicable requirements of any securities exchange on which the Common Stock may then be listed. For purposes of Awards to Covered Employees intended to qualify as “performance-based compensation” under Section 162(m), to the extent required by Section 162(m), Committee means all of the members of the Committee who are “outside directors” within the meaning of Section 162(m). For purposes of Awards to Grantees who are subject to Section 16 of the Exchange Act, Committee means all of the members of the Committee who are “non-employee directors” within the meaning of Rule 16b-3 adopted under the Exchange Act.

2.12. “Company” means Energous Corporation, a Delaware Corporation, or any successor corporation.

2.13. “Common Stock” means the common stock of the Company.

2.14. “Consultant” means a consultant or advisor that provides bona fide services to the Company or any Affiliate and who qualifies as a consultant or advisor under Form S-8.

2.15. “Covered Employee” means a Grantee who is a “covered employee” within the meaning of Section 162(m), as qualified by Section 12.4.

2.16. “Disability” shall be defined as that term is defined in the Grantee’s offer letter or other applicable employment agreement; or, if there is no such definition, “Disability” means, unless otherwise provided in the applicable Award Agreement, the Grantee is unable to perform each of the essential duties of such Grantee’s position by reason of a medically determinable physical or mental impairment that is potentially permanent in character or that can be expected to last for a continuous period of not less than 12 months; provided, however, that, with respect to rules regarding expiration of an Incentive Stock Option following termination of the Grantee’s Service, “Disability” means “permanent and total disability” as set forth in Code Section 22(e)(3).

2.17. “Effective Date” means May 16, 2018, the date the Plan was most recently approved by the Stockholders.

2.18. “Exchange Act” means the Securities Exchange Act of 1934.

2.19. “Fair Market Value” of a Share as of a particular date means (i) if the Common Stock is listed on a national securities exchange, the closing or last price of the Common Stock on the composite tape or other comparable reporting system for the applicable date, or if the applicable date is not a trading day, the trading day immediately preceding the applicable date, or (ii) if the Common Stock is not then listed on a national securities exchange, the closing or last price of the Common Stock quoted by an established quotation service for over-the-counter securities, or (iii) if the Common Stock is not then listed on a national securities exchange or quoted by an established quotation service for over-the-counter securities, or the value of the Common Stock is not otherwise determinable, such value as determined by the Committee.

2.20. “Family Member” means a person who is a spouse, former spouse, child, stepchild, grandchild, parent, stepparent, grandparent, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother, sister, brother-in-law or sister-in-law, including adoptive relationships, of the applicable individual, any person sharing the applicable individual’s household (other than a tenant or employee), a trust in which any one or more of these persons have more than 50% of the beneficial interest, a foundation in which any one or more of these persons (or the applicable individual) control the management of assets, and any other entity in which one or more of these persons (or the applicable individual) own more than 50% of the voting interests.

2.21. “Grant Date” means the latest to occur of (i) the date as of which the Committee approves an Award, (ii) the date on which the recipient of an Award first becomes eligible to receive an Award under Section 6 or (iii) such other date as may be specified by the Committee in the Award Agreement.

2.22. “Grantee” means a person who receives or holds an Award.

2.23. “Incentive Stock Option” means an “incentive stock option” within the meaning of Code Section 422.

2.24. “Incumbent Directors” shall have the meaning set forth in Section 15.2.

2.25. “Non-Employee Director” means a member of the Board or the board of directors of an Affiliate, in each case who is not an officer or employee of the Company or any Affiliate.

2.26. “Non-qualified Stock Option” means an Option that is not an Incentive Stock Option.

2.27. “Option” means an option to purchase one or more Shares pursuant to the Plan.

2.28. “Option Price” means the exercise price for each Share subject to an Option.

2.29. “Other Share-based Awards” means Awards consisting of Share units, or other Awards, valued in whole or in part by reference to, or otherwise based on, Common Stock, other than Options, SARs, Restricted Stock and RSUs.

2.30. “Performance Award” means an Award made subject to the attainment of performance goals (as described in Section 12) over a performance period of at least one year established by the Committee, and includes an Annual Incentive Award.

2.31. “Person” means an individual, entity or group within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act.

2.32. “Plan” means this Energous Corporation 2013 Equity Incentive Plan.

2.33. “Purchase Price” means the purchase price for each Share pursuant to a grant of Restricted Stock.

2.34. “Restricted Period” shall have the meaning set forth in Section 10.1.

2.35. “Restricted Stock” means restricted Shares that are subject to specified terms and conditions, awarded to a Grantee pursuant to Section 10.

2.36. “Restricted Stock Unit” or “RSU” means a bookkeeping entry representing the right to receive Shares or their cash equivalent subject to the satisfaction of specified terms and conditions, awarded to a Grantee pursuant to Section 10.

2.37. “SAR Exercise Price” means the per Share exercise price of a SAR granted to a Grantee under Section 9.

2.38. “SEC” means the United States Securities and Exchange Commission.

2.39. “Section 162(m)” means Code Section 162(m).

2.40. “Section 409A” means Code Section 409A.

2.41. “Securities Act” means the Securities Act of 1933.

2.42. “Separation from Service” means the termination of a Service Provider’s Service, whether initiated by the Service Provider or the Company or an Affiliate; provided that if any Award governed by Section 409A is to be distributed on a Separation from Service, then the definition of Separation from Service for such purposes shall comply with the definition provided in Section 409A.

2.43. “Service” means service as a Service Provider to the Company or an Affiliate. Unless otherwise provided in the applicable Award Agreement, a Grantee’s change in position or duties shall not result in interrupted or terminated Service, so long as such Grantee continues to be a Service Provider to the Company or an Affiliate.

2.44. “Service Provider” means an employee, officer, Non-Employee Director or Consultant of the Company or an Affiliate.

2.45. “Share” means a share of Common Stock.

2.46. “Stock Appreciation Right” or “SAR” means a right granted to a Grantee pursuant to Section 9.

2.47. “Stockholder” means a stockholder of the Company.

2.48. “Subsidiary” means any “subsidiary corporation” of the Company within the meaning of Code Section 424(f).

2.49. “Substitute Award” means any Award granted in assumption of or in substitution for an award of a company or business acquired by the Company or an Affiliate or with which the Company or an Affiliate combines.

2.50. “Ten Percent Stockholder” means an individual who owns more than 10% of the total combined voting power of all classes of outstanding stock of the Company, its parent or any of its Subsidiaries. In determining stock ownership, the attribution rules of Code Section 424(d) shall be applied.

2.51. “Termination Date” means the date that is 10 years after the Effective Date, unless the Plan is earlier terminated by the Board under Section 5.2.

2.52. “Voting Securities” shall have the meaning set forth in Section 15.2.

3.	ADMINISTRATION OF THE PLAN

3.1. General

The Board shall have such powers and authorities related to the administration of the Plan as are consistent with the Company’s certificate of incorporation and bylaws and applicable law. The Board shall have the power and authority to delegate its responsibilities hereunder to the Committee, which shall have full authority to act in accordance with its charter, and with respect to the power and authority of the Board to act hereunder, all references to the Board shall be deemed to include a reference to the Committee, unless such power or authority is specifically reserved by the Board. Except as specifically provided in Section 14 or as otherwise may be required by applicable law, regulatory requirement or the certificate of incorporation or the bylaws of the Company, the Board shall have full power and authority to take all actions and to make all determinations required or provided for under the Plan, any Award or any Award Agreement, and shall have full power and authority to take all such other actions and make all such other determinations not inconsistent with the specific terms and conditions of the Plan that the Board deems to be necessary or appropriate to the administration of the Plan. The Committee shall administer the Plan; provided that, the Board shall retain the right to exercise the authority of the Committee to the extent consistent with applicable law and the applicable requirements of any securities exchange on which the Common Stock may then be listed. All actions, determinations and decisions by the Board or the Committee under the Plan, any Award or any Award Agreement shall be in the Board’s (or the Committee’s, as applicable) sole discretion and shall be final, binding and conclusive. Without limitation, the Committee shall have full and final power and authority, subject to the other terms and conditions of the Plan, to:

(i)	designate Grantees;

(ii)	determine the type or types of Awards to be made to Grantees;

(iii)	determine the number of Shares to be subject to an Award;

(iv)	establish the terms and conditions of each Award (including the Option Price of any Option, the nature and duration of any restriction or condition (or provision for lapse thereof) relating to the vesting, exercise, transfer or forfeiture of an Award or the Shares subject thereto and any terms or conditions that may be necessary to qualify Options as Incentive Stock Options;

(v)	prescribe the form of each Award Agreement; and

(vi)	amend, modify or supplement the terms or conditions of any outstanding Award including the authority, in order to effectuate the purposes of the Plan, to modify Awards to foreign nationals or individuals who are employed outside the United States to recognize differences in local law, tax policy or custom.

To the extent permitted by applicable law, the Committee may delegate its authority as identified herein to any individual or committee of individuals (who need not be directors), including the authority to make Awards to Grantees who are not subject to Section 16 of the Exchange Act or who are not Covered Employees. To the extent that the Committee delegates its authority to make Awards as provided by this Section 3.1, all references in the Plan to the Committee’s authority to make Awards and determinations with respect thereto shall be deemed to include the Committee’s delegate. Any such delegate shall serve at the pleasure of, and may be removed at any time by, the Committee.

3.2. No Repricing

Notwithstanding any provision herein to the contrary, the repricing of Options or SARs is prohibited without prior approval of the Stockholders. For this purpose, a “repricing” means any of the following (or any other action that has the same effect as any of the following): (i) changing the terms of an Option or SAR to lower its Option Price or SAR Exercise Price; (ii) any other action that is treated as a “repricing” under generally accepted accounting principles; and (iii) repurchasing for cash or canceling an Option or SAR at a time when its Option Price or SAR Exercise Price is greater than the Fair Market Value of the underlying Shares in exchange for another award, unless the cancellation and exchange occurs in connection with a change in capitalization or similar change under Section 15. A cancellation and exchange under clause (iii) would be considered a “repricing” regardless of whether it is treated as a “repricing” under generally accepted accounting principles and regardless of whether it is voluntary on the part of the Grantee.

3.3. Award Agreements; Clawbacks

The grant of any Award may be contingent upon the Grantee executing the appropriate Award Agreement. The Company may retain the right in an Award Agreement to cause a forfeiture of the gain realized by a Grantee on account of actions taken by the Grantee in violation or breach of or in conflict with any employment agreement, non-competition agreement, any agreement prohibiting solicitation of employees or clients of the Company or any Affiliate thereof or any confidentiality obligation with respect to the Company or any Affiliate thereof, or otherwise in competition with the Company or any Affiliate thereof, to the extent specified in such Award Agreement applicable to the Grantee. Furthermore, the Company may annul an Award if the Grantee is terminated for Cause.

All awards, amounts or benefits received or outstanding under the Plan shall be subject to clawback, cancellation, recoupment, rescission, payback, reduction or other similar action in accordance with the terms of any Company clawback or similar policy or any applicable law related to such actions, as may be in effect from time to time. A Grantee’s acceptance of an Award shall be deemed to constitute the Grantee’s acknowledgement of and consent to the Company’s application, implementation and enforcement of any applicable Company clawback or similar policy that may apply to the Grantee, whether adopted prior to or following the Effective Date, and any provision of applicable law relating to clawback, cancellation, recoupment, rescission, payback or reduction of compensation, and the Grantee’s agreement that the Company may take such actions as may be necessary to effectuate any such policy or applicable law, without further consideration or action.

3.4. Deferral Arrangement

The Committee may permit or require the deferral of any Award payment into a deferred compensation arrangement, subject to such rules and procedures as it may establish and in accordance with Section 409A, which may include provisions for the payment or crediting of interest or dividend equivalents, including converting such credits into deferred Share units.

3.5. No Liability

No member of the Board or of the Committee shall be liable for any action or determination made in good faith with respect to the Plan, any Award or Award Agreement.

3.6. Book Entry

Notwithstanding any other provision of the Plan to the contrary, the Company may elect to satisfy any requirement under the Plan for the delivery of stock certificates through the use of book entry.

4.	STOCK SUBJECT TO THE PLAN

4.1. Authorized Number of Shares

Subject to adjustment under Section 15, the aggregate number of Shares authorized to be issued under the Plan is 6,085,967 Shares issued under the Plan may consist in whole or in part of authorized but unissued Shares, treasury Shares or Shares purchased on the open market or otherwise, all as determined by the Board from time to time.

4.2. Share Counting

4.2.1. General

Each Share granted in connection with an Award shall be counted as one Share against the limit in Section 4.1, subject to the provisions of this Section 4.2.

4.2.2. Cash-Settled Awards

Any Award settled in cash shall not be counted as issued Shares for any purpose under the Plan.

4.2.3. Expired or Terminated Awards

If any Award expires, or is terminated, surrendered or forfeited, in whole or in part, the unissued Shares covered by such Award shall again be available for the grant of Awards.

4.2.4. Payment of Option Price or Tax Withholding in Shares

If Shares issuable upon exercise, vesting or settlement of an Award, or Shares owned by a Grantee (which are not subject to any pledge or other security interest) are surrendered or tendered to the Company in payment of the Option Price or Purchase Price of an Award or any taxes required to be withheld in respect of an Award, in each case, in accordance with the terms and conditions of the Plan and any applicable Award Agreement, such surrendered or tendered Shares shall again be available for the grant of Awards. For a stock-settled SAR, only the net Shares actually issued upon exercise of the SAR shall be counted against the limit in Section 4.1.

4.2.5. Substitute Awards

Substitute Awards shall not be counted against the number of Shares reserved under the Plan.

4.3. Award Limits

4.3.1. Incentive Stock Options

Subject to adjustment under Section 15, 6,085,967 Shares available for issuance under the Plan shall be available for issuance as Incentive Stock Options.

4.3.2. Individual Award Limits for Section 162(m) – Share-Based Awards

Subject to adjustment under Section 15, the maximum number of each type of Award (other than cash-based Performance Awards) intended to qualify as “performance-based compensation” under Section 162(m) granted to any Grantee in any calendar year shall not exceed the following number of Shares: (i) Options and SARs: 2,000,000 Shares; and (ii) all share-based Performance Awards (including Restricted Stock, RSUs and Other Share-based Awards that are Performance Awards): 2,000,000 Shares.

4.3.3. Individual Award Limits for Section 162(m) – Cash-Based Awards

The maximum amount of cash-based Performance Awards intended to constitute “performance-based compensation” under Section 162(m) granted to any Grantee in any calendar year shall not exceed the following: (i) Annual Incentive Awards: $1.0 million; and (ii) all other cash-based Performance Awards: $1.0 million.

4.3.4. Limits on Awards to Non-Employee Directors

The maximum value of Awards granted during any calendar year to any Non-Employee Director, taken together with any cash fees paid to such Non-Employee Director during the calendar year and the value of awards granted to the Non-Employee Director under any other equity compensation plan of the Company or an Affiliate during the calendar year, shall not exceed the following in total value (calculating the value of any Awards or other equity compensation plan awards based on the grant date fair value for financial reporting purposes): (i) $500,000 for the Chair of the Board and (ii) $300,000 for each Non-Employee Director other than the Chair of the Board; provided, however, that awards granted to Non-Employee Directors upon their initial election to the Board or the board of directors of an Affiliate shall not be counted towards the limit under this Section 4.3.4. Any Awards or other equity compensation plan awards that are scheduled to vest over a period of more than one calendar year shall be applied pro rata (based on grant date fair value as provided above) for purposes of the limit under this Section 4.3.4 based on the number of years over which such awards are scheduled to vest.

5.	EFFECTIVE DATE, DURATION AND AMENDMENTS

5.1. Term

The Plan shall be effective as of the Effective Date, provided that it has been approved by the Stockholders. The Plan shall terminate automatically on the 10-year anniversary of the Effective Date and may be terminated on any earlier date as provided in Section 5.2.

5.2. Amendment and Termination of the Plan

The Board may, at any time and from time to time, amend, suspend or terminate the Plan as to any Awards that have not been made. An amendment shall be contingent on approval of the Stockholders to the extent stated by the Board, required by applicable law or required by applicable securities exchange listing requirements. No Awards shall be made after the Termination Date. The applicable terms and conditions of the Plan, and any terms and conditions applicable to Awards granted prior to the Termination Date shall survive the termination of the Plan and continue to apply to such Awards. No amendment, suspension or termination of the Plan shall, without the consent of the Grantee, materially impair rights or obligations under any Award theretofore awarded.

6.	AWARD ELIGIBILITY AND LIMITATIONS

6.1. Service Providers

Subject to this Section 6.1, Awards may be made to any Service Provider as the Committee may determine and designate from time to time.

6.2. Successive Awards

An eligible person may receive more than one Award, subject to such restrictions as are provided herein.

6.3. Stand-Alone, Additional, Tandem, and Substitute Awards

Awards may be granted either alone or in addition to, in tandem with or in substitution or exchange for, any other Award or any award granted under another plan of the Company, any Affiliate or any business entity to be acquired by the Company or an Affiliate, or any other right of a Grantee to receive payment from the Company or any Affiliate. Such additional, tandem or substitute or exchange Awards may be granted at any time. If an Award is granted in substitution or exchange for another award, the Committee shall have the right to require the surrender of such other award in consideration for the grant of the new Award. Subject to the requirements of applicable law, the Committee may make Awards in substitution or exchange for any other award under another plan of the Company, any Affiliate or any business entity to be acquired by the Company or an Affiliate. In addition, Awards may be granted in lieu of cash compensation, including in lieu of cash amounts payable under other plans of the Company or any Affiliate, in which the value of Shares subject to the Award is equivalent in value to the cash compensation (for example, RSUs or Restricted Stock).

7.	AWARD AGREEMENT

The grant of any Award may be contingent upon the Grantee executing an appropriate Award Agreement, in such form or forms as the Committee shall from time to time determine. Without limiting the foregoing, an

Award Agreement may be provided in the form of a notice that provides that acceptance of the Award constitutes acceptance of all terms and conditions of the Plan and the notice. Award Agreements granted from time to time or at the same time need not contain similar provisions but shall be consistent with the terms and conditions of the Plan. Each Award Agreement evidencing an Award of Options shall specify whether such Options are intended to be Non-qualified Stock Options or Incentive Stock Options, and in the absence of such specification such options shall be deemed Non-qualified Stock Options.

8.	TERMS AND CONDITIONS OF OPTIONS

8.1. Option Price

The Option Price of each Option shall be fixed by the Committee and stated in the related Award Agreement. The Option Price of each Option (except those that constitute Substitute Awards) shall be at least the Fair Market Value on the Grant Date; provided, however, that in the event that a Grantee is a Ten Percent Stockholder as of the Grant Date, the Option Price of an Option granted to such Grantee that is intended to be an Incentive Stock Option shall be not less than 110% of the Fair Market Value on the Grant Date. In no case shall the Option Price of any Option be less than the par value of a Share.

8.2. Vesting

Subject to Section 8.3, each Option shall become exercisable at such times and under such conditions (including performance requirements) as stated in the Award Agreement.

8.3. Term

Each Option shall terminate, and all rights to purchase Shares thereunder shall cease 10 years from the Grant Date, or under such circumstances and on such date prior thereto as is set forth in the Plan or as may be fixed by the Committee and stated in the related Award Agreement; provided, however, that in the event that the Grantee is a Ten Percent Stockholder, an Option granted to such Grantee that is intended to be an Incentive Stock Option at the Grant Date shall not be exercisable after the expiration of five years from its Grant Date.

8.4. Limitations on Exercise of Option

Notwithstanding any other provision of the Plan, in no event may any Option be exercised, in whole or in part, (i) prior to the date the Plan is approved by the Stockholders as provided herein or (ii) after the occurrence of an event that results in termination of the Option.

8.5. Method of Exercise

An Option that is exercisable may be exercised by the Grantee’s delivery of a notice of exercise to the Company, setting forth the number of Shares with respect to which the Option is to be exercised, accompanied by full payment for the Shares. To be effective, notice of exercise must be made in accordance with procedures established by the Company from time to time.

8.6. Rights of Holders of Options

Unless otherwise provided in the applicable Award Agreement, an individual holding or exercising an Option shall have none of the rights of a Stockholder (for example, the right to receive cash or dividend payments or distributions attributable to the subject Shares or to direct the voting of the subject Shares) until the Shares covered thereby are fully paid and issued to him. Except as provided in Section 15 or the related Award Agreement, no adjustment shall be made for dividends, distributions or other rights for which the record date is prior to the date of such issuance.

8.7. Delivery of Stock Certificates

Subject to Section 3.6, promptly after the exercise of an Option by a Grantee and the payment in full of the Option Price, such Grantee shall be entitled to the issuance of a stock certificate or certificates evidencing his or her ownership of the Shares subject to the Option.

8.8. Limitations on Incentive Stock Options

An Option shall constitute an Incentive Stock Option only (i) if the Grantee is an employee of the Company or any Subsidiary, (ii) to the extent specifically provided in the related Award Agreement and (iii) to the extent that the aggregate Fair Market Value (determined at the time the Option is granted) with respect to which all Incentive Stock Options held by such Grantee become exercisable for the first time during any calendar year (under the Plan and all other plans of the Grantee’s employer and its Affiliates) does not exceed $100,000. This limitation shall be applied by taking Options into account in the order in which they were granted.

9.	TERMS AND CONDITIONS OF STOCK APPRECIATION RIGHTS

9.1. Right to Payment

A SAR shall confer on the Grantee a right to receive, upon exercise thereof, the excess of (i) the Fair Market Value on the date of exercise over (ii) the SAR Exercise Price, as determined by the Committee. The Award Agreement for a SAR (except those that constitute Substitute Awards) shall specify the SAR Exercise Price, which shall be fixed on the Grant Date as not less than the Fair Market Value on that date. SARs may be granted alone or in conjunction with all or part of an Option or at any subsequent time during the term of such Option or in conjunction with all or part of any other Award. A SAR granted in tandem with an outstanding Option following the Grant Date of such Option shall have a grant price that is equal to the Option Price; provided, however, that the SAR’s grant price may not be less than the Fair Market Value on the Grant Date of the SAR to the extent required by Section 409A.

9.2. Other Terms

The Committee shall determine the time or times at which and the circumstances under which a SAR may be exercised in whole or in part (including based on achievement of performance goals and/or future service requirements), the time or times at which SARs shall cease to be or become exercisable following Separation from Service or upon other conditions, the method of exercise, whether or not a SAR shall be in tandem or in combination with any other Award and any other terms and conditions of any SAR.

9.3. Term of SARs

The term of a SAR shall be determined by the Committee; provided, however, that such term shall not exceed 10 years.

9.4. Payment of SAR Amount

Upon exercise of a SAR, a Grantee shall be entitled to receive payment from the Company (in cash or Shares, as determined by the Committee) in an amount determined by multiplying:

(i)	the difference between the Fair Market Value on the date of exercise over the SAR Exercise Price; by

(ii)	the number of Shares with respect to which the SAR is exercised.

10.	TERMS AND CONDITIONS OF RESTRICTED STOCK AND RESTRICTED STOCK UNITS

10.1. Restrictions

At the time of grant, the Committee may establish a period of time (a “Restricted Period”) and any additional restrictions including the satisfaction of corporate or individual performance objectives applicable to an Award of Restricted Stock or RSUs. Each Award of Restricted Stock or RSUs may be subject to a different Restricted Period and additional restrictions. Neither Restricted Stock nor RSUs may be sold, transferred, assigned, pledged or otherwise encumbered or disposed of during the Restricted Period or prior to the satisfaction of any other applicable restrictions.

10.2. Restricted Stock Certificates

The Company shall issue Shares, in the name of each Grantee to whom Restricted Stock has been granted, stock certificates or other evidence of ownership representing the total number of Shares of Restricted Stock granted to the Grantee, as soon as reasonably practicable after the Grant Date. The Committee may provide in an Award Agreement that either (i) the Secretary of the Company shall hold such certificates for the Grantee’s benefit until such time as the Restricted Stock is forfeited to the Company or the restrictions lapse, or (ii) such certificates shall be delivered to the Grantee; provided, however, that such certificates shall bear a legend or legends that comply with the applicable securities laws and regulations and make appropriate reference to the restrictions imposed under the Plan and the Award Agreement.

10.3. Rights of Holders of Restricted Stock

Unless the otherwise provided in the applicable Award Agreement and subject to Section 17.10, holders of Restricted Stock shall have rights as Stockholders, including voting and dividend rights.

10.4. Rights of Holders of RSUs

10.4.1. Settlement of RSUs

RSUs may be settled in cash or Shares, as determined by the Committee and set forth in the Award Agreement. The Award Agreement shall also set forth whether the RSUs shall be settled (i) within the time period specified for “short term deferrals” under Section 409A or (ii) otherwise within the requirements of Section 409A, in which case the Award Agreement shall specify upon which events such RSUs shall be settled.

10.4.2. Voting and Dividend Rights

Unless otherwise provided in the applicable Award Agreement and subject to Section 17.10, holders of RSUs shall not have rights as Stockholders, including voting or dividend or dividend equivalents rights.

10.4.3. Creditor’s Rights

A holder of RSUs shall have no rights other than those of a general creditor of the Company. RSUs represent an unfunded and unsecured obligation of the Company, subject to the terms and conditions of the applicable Award Agreement.

10.5. Purchase of Restricted Stock

The Grantee shall be required, to the extent required by applicable law, to purchase the Restricted Stock from the Company at a Purchase Price equal to the greater of (i) the aggregate par value of the Shares represented by such Restricted Stock or (ii) the Purchase Price, if any, specified in the related Award Agreement. If specified in the Award Agreement, the Purchase Price may be deemed paid by Services already rendered. The Purchase Price shall be payable in a form described in Section 11 or, if so determined by the Committee, in consideration for past Services rendered.

10.6. Delivery of Shares

Upon the expiration or termination of any Restricted Period and the satisfaction of any other conditions prescribed by the Committee, the restrictions applicable to Shares of Restricted Stock or RSUs settled in Shares shall lapse, and, unless otherwise provided in the applicable Award Agreement, a stock certificate for such Shares shall be delivered, free of all such restrictions, to the Grantee or the Grantee’s beneficiary or estate, as the case may be.

11.	FORM OF PAYMENT FOR OPTIONS AND RESTRICTED STOCK

11.1. General Rule

Payment of the Option Price for the Shares purchased pursuant to the exercise of an Option or the Purchase Price for Restricted Stock shall be made in cash or in cash equivalents acceptable to the Company, except as provided in this Section 11.

11.2. Surrender of Shares

To the extent the Award Agreement so provides, payment of the Option Price for Shares purchased pursuant to the exercise of an Option or the Purchase Price for Restricted Stock may be made all or in part through the tender to the Company of Shares, which Shares shall be valued, for purposes of determining the extent to which the Option Price or Purchase Price for Restricted Stock has been paid, at their Fair Market Value on the date of exercise or surrender. Notwithstanding the foregoing, in the case of an Incentive Stock Option, the right to make payment in the form of already-owned Shares may be authorized only at the time of grant.

11.3. Cashless Exercise

With respect to an Option only (and not with respect to Restricted Stock), to the extent permitted by law and to the extent the Award Agreement so provides, payment of the Option Price may be made all or in part by delivery (on a form acceptable to the Company) of an irrevocable direction to a licensed securities broker acceptable to the Company to sell Shares and to deliver all or part of the sales proceeds to the Company in payment of the Option Price and any withholding taxes described in Section 17.3.

11.4. Other Forms of Payment

To the extent the Award Agreement so provides, payment of the Option Price or the Purchase Price for Restricted Stock may be made in any other form that is consistent with applicable laws, regulations and rules, including the Company’s withholding of Shares otherwise due to the exercising Grantee.

12.	TERMS AND CONDITIONS OF PERFORMANCE AWARDS

12.1. Performance Conditions

The right of a Grantee to exercise or receive a grant or settlement of any Award, and the timing thereof, may be subject to such performance conditions as may be specified by the Committee. The Committee may use such business criteria and other measures of performance as it may deem appropriate in establishing any performance conditions.

12.2. Performance Awards Granted to Designated Covered Employees

If and to the extent that the Committee determines that a Performance Award to be granted to a Grantee who is designated by the Committee as likely to be a Covered Employee should qualify as “performance-based compensation” for purposes of Section 162(m), the grant, exercise and/or settlement of such Performance Award shall be contingent upon achievement of pre-established performance goals and other terms and conditions set forth in this Section 12.2. Notwithstanding anything herein to the contrary, the Committee may provide for Performance Awards to Covered Employees that are not intended to qualify as “performance-based compensation” for purposes of Section 162(m).

12.2.1. Performance Goals Generally

The performance goals for Performance Awards shall consist of one or more business criteria and a targeted level or levels of performance with respect to each of such criteria, as specified by the Committee consistent with this Section 12.2. Performance goals shall be objective and shall otherwise meet the requirements of Section 162(m), including the requirement that the level or levels of performance targeted by the Committee result in the achievement of performance goals being “substantially uncertain.” The Committee may determine that Performance Awards shall be granted, exercised and/or settled upon achievement of any one performance goal or that two or more of the performance goals must be achieved as a condition to grant, exercise and/or settlement of the Performance Awards. Performance goals may be established on a Company-wide basis, or with respect to one or more business units, divisions, Affiliates or business segments, as applicable. Performance goals may be absolute or relative (to the performance of one or more comparable companies or indices). To the extent consistent with the requirements of Section 162(m), the Committee may determine at the time that goals under this Section 12 are established the extent to which measurement of performance goals may exclude the impact of charges for restructuring, discontinued operations, extraordinary items, debt redemption or retirement, asset write downs, litigation or claim judgments or settlements, acquisitions or divestitures, foreign exchange gains and losses and other extraordinary, unusual or non-recurring items, and the cumulative effects of tax or accounting changes (each as defined by generally accepted accounting principles and as identified in the Company’s financial statements or other SEC filings). Performance goals may differ for Performance Awards granted to any one Grantee or to different Grantees.

12.2.2. Business Criteria

One or more of the following business criteria for the Company, on a consolidated basis, and/or specified Affiliates or business units of the Company (except with respect to the total stockholder return and earnings per share criteria), shall be used exclusively by the Committee in establishing performance goals for Performance Awards: (i) cash flow; (ii) earnings per share, as adjusted for any stock split, stock dividend or other recapitalization; (iii) earnings measures (including EBIT and EBITDA)); (iv) return on equity; (v) total stockholder return; (vi) share price performance, as adjusted for any stock split, stock dividend or other recapitalization; (vii) return on capital; (viii) revenue; (ix) income; (x) profit margin; (xi) return on operating revenue; (xii) brand recognition or acceptance; (xiii) customer metrics (including customer satisfaction, customer retention, customer profitability or customer contract terms); (xiv) productivity; (xv) expense targets; (xvi) market share; (xvii) cost control measures; (xviii) balance sheet metrics; (xix) strategic initiatives; (xx) implementation, completion or attainment of measurable objectives with respect to recruitment or retention of personnel or employee satisfaction; (xxi) return on assets; (xxii) growth in net sales; (xxiii) the ratio of net sales to net working capital; (xxiv) stockholder value added; (xxv) improvement in management of working capital items (inventory, accounts receivable or accounts payable); (xxvi) sales from newly-introduced products; (xxvii) successful completion of, or achievement of milestones or objectives related to, financing or capital raising transactions, strategic acquisitions or divestitures, joint ventures, partnerships, collaborations or other transactions; (xxviii) product quality, safety, productivity, yield or reliability (on time and complete orders); (xxix) funds from operations; (xxx) regulatory body approval for commercialization of a product; (xxxi) debt levels or reduction or debt ratios; (xxxii) economic value; (xxxiii) operating efficiency; (xxxiv) research and development achievements; or (xxxv) any combination of the forgoing business criteria; provided, however, that such business criteria shall include any derivations of business criteria listed above (e.g., income shall include pre-tax income, net income and operating income).

12.2.3. Timing for Establishing Performance Goals

Performance goals shall be established not later than 90 days after the beginning of any performance period applicable to Performance Awards, or at such other date as may be required or permitted for “performance-based compensation” under Section 162(m).

12.2.4. Settlement of Performance Awards; Other Terms

Settlement of Performance Awards may be in cash, Shares, other Awards or other property, as determined by the Committee. The Committee may reduce the amount of a settlement otherwise to be made in connection with Performance Awards.

12.3. Written Determinations

All determinations by the Committee as to the establishment of performance goals, the amount of any Performance Award pool or individual Performance Awards and as to the achievement of performance goals relating to Performance Awards, shall be made in writing in the case of any Award intended to qualify as “performance-based compensation” under Section 162(m) as required by Section 162(m). To the extent permitted by Section 162(m), the Committee may delegate any responsibility relating to such Performance Awards.

12.4. Status of Section 12.2 Awards under Section 162(m)

It is the intent of the Company that Performance Awards under Section 12.2 granted to persons who are designated by the Committee as likely to be Covered Employees within the meaning of Section 162(m) shall, if so designated by the Committee, qualify as “performance-based compensation” within the meaning of Section 162(m). Accordingly, the terms and conditions of Section 12.2, including the definitions of Covered Employee and other terms used therein, shall be interpreted in a manner consistent with Section 162(m). The foregoing notwithstanding, because the Committee cannot determine with certainty whether a given Grantee will be a Covered Employee with respect to a fiscal year that has not yet been completed, the term Covered Employee as used herein shall mean only a person designated by the Committee, at the time of grant of Performance Awards, as likely to be a Covered Employee with respect to that fiscal year or any subsequent fiscal year. If any provision of the Plan or any agreement relating to such Performance Awards does not comply or is inconsistent with the requirements of Section 162(m), such provision shall be construed or deemed amended to the extent necessary to conform to such requirements.

13. OTHER SHARE-BASED AWARDS

13.1. Grant of Other Share-based Awards

Other Share-based Awards may be granted either alone or in addition to or in conjunction with other Awards. Other Share-based Awards may be granted in lieu of other cash or other compensation to which a Service Provider is entitled from the Company or may be used in the settlement of amounts payable in Shares under any other compensation plan or arrangement of the Company. Subject to the provisions of the Plan, the Committee shall have the authority to determine the persons to whom and the time or times at which such Awards will be made, the number of Shares to be granted pursuant to such Awards, and all other terms and conditions of such Awards. Unless the Committee determines otherwise, any such Award shall be confirmed by an Award Agreement, which shall contain such provisions as the Committee determines to be necessary or appropriate to carry out the intent of the Plan with respect to such Award.

13.2. Terms of Other Share-based Awards

Any Common Stock subject to Awards made under this Section 13 may not be sold, assigned, transferred, pledged or otherwise encumbered prior to the date on which the Shares are issued, or, if later, the date on which any applicable restriction, performance or deferral period lapses.

14.	REQUIREMENTS OF LAW

14.1. General

The Company shall not be required to sell or issue any Shares under any Award if the sale or issuance of such Shares would constitute a violation by the Grantee, any other individual exercising an Option or the Company of any provision of any law or regulation of any governmental authority, including any federal or state securities laws or regulations. If at any time the Committee determines that the listing, registration or qualification of any Shares subject to an Award upon any securities exchange or under any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the issuance or purchase of Shares hereunder, no Shares may be issued or sold to the Grantee or any other individual exercising an Option pursuant to such Award unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Company, and any delay caused thereby shall in no way affect the date of termination of the Award. Specifically, in connection with the Securities Act, upon the exercise of any Option or the delivery of any Shares underlying an Award, unless a registration statement under such Act is in effect with respect to the Shares covered by such Award, the Company shall not be required to sell or issue such Shares unless the Committee has received evidence satisfactory to it that the Grantee or any other individual exercising an Option may acquire such Shares pursuant to an exemption from registration under the Securities Act. The Company may, but shall in no event be obligated to, register any securities covered hereby pursuant to the Securities Act. The Company shall not be obligated to take any affirmative action in order to cause the exercise of an Option or the issuance of Shares pursuant to the Plan to comply with any law or regulation of any governmental authority. As to any jurisdiction that expressly imposes the requirement that an Option shall not be exercisable until the Shares covered by such Option are registered or are exempt from registration, the exercise of such Option (under circumstances in which the laws of such jurisdiction apply) shall be deemed conditioned upon the effectiveness of such registration or the availability of such an exemption.

14.2. Section 25102(o) of the California Corporations Code.

The Plan is intended to comply with Section 25102(o) of the California Corporations Code. In that regard, to the extent required by Section 25102(o), (i) the terms of any Options or SARs, to the extent vested and exercisable upon a Grantee’s Separation from Service, shall include any minimum exercise periods following Separation from Service specified by Section 25102(o), and (ii) any repurchase right of the Company with respect to Shares issued under the Plan shall include a minimum 90-day notice requirement. Any provision of the Plan that is inconsistent with Section 25102(o) shall, without further act or amendment by the Company, be reformed to comply with the requirements of Section 25102(o).

14.3. Rule 16b-3

During any time when the Company has a class of equity security registered under Section 12 of the Exchange Act, it is the intent of the Company that Awards and the exercise of Options granted hereunder will qualify for the exemption provided by Rule 16b-3 under the Exchange Act. To the extent that any provision of the Plan or action by the Board or Committee does not comply with the requirements of Rule 16b-3, it shall be deemed inoperative to the extent permitted by law and deemed advisable by the Committee, and shall not affect the validity of the Plan. In the event that Rule 16b-3 is revised or replaced, the Committee may modify the Plan in any respect necessary to satisfy the requirements of, or to take advantage of any features of, the revised exemption or its replacement.

15.	EFFECT OF CHANGES IN CAPITALIZATION

15.1. Adjustments for Changes in Capital Structure

Subject to any required action by the Stockholders, in the event of any change in the Shares effected without receipt of consideration by the Company, whether through merger, consolidation, reorganization, reincorporation, recapitalization, reclassification, stock dividend, stock split, reverse stock split, split-up, split-off, spin-off, combination of shares, exchange of shares or similar change in the capital structure of the Company, or in the event of payment of a dividend or distribution to the Stockholders in a form other than Shares (excepting normal cash dividends) that has a material effect on the Fair Market Value of Shares, appropriate and proportionate adjustments shall be made in the number and class of shares subject to the Plan and to any outstanding Awards, and in the Option Price, SAR Exercise Price or Purchase Price per Share of any outstanding Awards in order to prevent dilution or enlargement of Grantees’ rights under the Plan. For purposes of the foregoing, conversion of any convertible securities of the Company shall not be treated as “effected without receipt of consideration by the Company.” If a majority of the shares which are of the same class as the shares that are subject to outstanding Awards are exchanged for, converted into, or otherwise become (whether or not pursuant to a Change in Control) shares of another corporation (the “New Shares”), the Committee may unilaterally amend the outstanding Awards to provide that such Awards are for New Shares. In the event of any such amendment, the number of Shares subject to, and the Option Price, SAR Exercise Price or Purchase Price per Share of, the outstanding Awards shall be adjusted in a fair and equitable manner as determined by the Committee. Any fractional share resulting from an adjustment pursuant to this Section 15.1 shall be rounded down to the nearest whole number and the Option Price, SAR Exercise Price or Purchase Price per share shall be rounded up to the nearest whole cent. In no event may the exercise price of any Award be decreased to an amount less than the par value, if any, of the stock subject to the Award. The Committee may also make such adjustments in the terms of any Award to reflect, or related to, such changes in the capital structure of the Company or distributions as it deems appropriate. Adjustments determined by the Committee pursuant to this Section 15.1 shall be made in accordance with Section 409A to the extent applicable.

15.2. Change in Control

15.2.1. Consequences of a Change in Control

Subject to the requirements and limitations of Section 409A if applicable, the Committee may provide for any one or more of the following in connection with a Change in Control:

(i) Accelerated Vesting. The Committee may provide in any Award Agreement or, in the event of a Change in Control, may take such actions as it deems appropriate to provide for the acceleration of the exercisability, vesting and/or settlement in connection with such Change in Control of each or any outstanding Award or portion thereof and shares acquired pursuant thereto upon such conditions, including termination of the Grantee’s Service prior to, upon, or following such Change in Control, to such extent as the Committee shall determine.

(ii) Assumption, Continuation or Substitution. In the event of a Change in Control, the surviving, continuing, successor or purchasing corporation or other business entity or parent thereof, as the case may be (the “Acquiror”), may, without the consent of any Grantee, either assume or continue the Company’s rights and obligations under each or any Award or portion thereof outstanding immediately prior to the Change in Control or substitute for each or any such outstanding Award or portion thereof a substantially equivalent award with respect to the Acquiror’s stock, as applicable. For purposes of this Section 15.2, if so determined by the Committee, an Award denominated in Shares shall be deemed assumed if, following the Change in Control, the Award confers the right to receive, subject to the terms and conditions of the Plan and the applicable Award Agreement, for each Share subject to the Award immediately prior to the Change in Control, the consideration (whether stock, cash, other securities or property or a combination thereof) to which a holder of a Share on the effective date of the Change in Control was entitled; provided, however, that if such consideration is not solely common stock of the Acquiror, the Committee may, with the consent of the Acquiror, provide for the consideration to be received upon the exercise or settlement of the Award, for each Share subject to the Award, to consist solely of common stock of the Acquiror equal in Fair Market Value to the per share consideration received by Stockholders pursuant to the Change in Control. If any portion of such consideration may be received by Stockholders pursuant to the Change in Control on a contingent or delayed basis, the Committee may determine such Fair Market Value as of the time of the Change in Control on the basis of the Committee’s good faith estimate of the present value of the probable future payment of such consideration. Any Award or portion thereof which is neither assumed or continued by the Acquiror in connection with the Change in Control nor exercised or settled as of the time of consummation of the Change in Control shall terminate and cease to be outstanding effective as of the time of consummation of the Change in Control.

(iii) Cash-Out of Awards. The Committee may, in its discretion and without the consent of any Grantee, determine that, upon the occurrence of a Change in Control, each or any Award or a portion thereof outstanding immediately prior to the Change in Control and not previously exercised or settled shall be canceled in exchange for a payment with respect to each vested Share (and each unvested Share, if so determined by the Committee) subject to such canceled Award in (i) cash, (ii) stock of the Company or of a corporation or other business entity a party to the Change in Control or (iii) other property which, in any such case, shall be in an amount having a Fair Market Value equal to the Fair Market Value of the consideration to be paid per Share in the Change in Control, reduced by the exercise or purchase price per share, if any, under such Award. If any portion of such consideration may be received by Stockholders pursuant to the Change in Control on a contingent or delayed basis, the Committee may determine such Fair Market Value as of the time of the Change in Control on the basis of the Committee’s good faith estimate of the present value of the probable future payment of such consideration. In the event such determination is made by the Committee, the amount of such payment (reduced by applicable withholding taxes, if any) shall be paid to Grantees in respect of the vested portions of their canceled Awards as soon as practicable following the date of the Change in Control and in respect of the unvested portions of their canceled Awards in accordance with the vesting schedules applicable to such Awards. For avoidance of doubt, if the amount determined pursuant to this Section 15.2 for an Option or SAR is zero or less, the affected Option or SAR may be cancelled without any payment therefore.

15.2.2. Change in Control Defined

Unless otherwise provided in the applicable Award Agreement, a “Change in Control” means the consummation of any of the following events:

(i)	The acquisition, other than from the Company, by any individual, entity or group (within the meaning of Section 13(d)(3) or Section 14(d)(2) of the Exchange Act), other than the Company or any subsidiary, affiliate (within the meaning of Rule 144 promulgated under the Securities Act) or employee benefit plan of the Company, of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of more than 50% of the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the “Voting Securities”);

(ii)	A reorganization, merger, consolidation or recapitalization of the Company (a “Business Combination”), other than a Business Combination in which more than 50% of the combined voting power of the outstanding voting securities of the surviving or resulting entity immediately following the Business Combination is held by the Persons who, immediately prior to the Business Combination, were the holders of the Voting Securities; or

(iii)	A complete liquidation or dissolution of the Company, or a sale of all or substantially all of the assets of the Company; or

(iv)	During any period of 24 consecutive months, the Incumbent Directors cease to constitute a majority of the Board; “Incumbent Directors” means individuals who were members of the Board at the beginning of such period or individuals whose election or nomination for election to the Board by the Stockholders was approved by a vote of at least a majority of the then Incumbent Directors (but excluding any individual whose initial election or nomination is in connection with an actual or threatened proxy contest relating to the election of directors).

Notwithstanding the foregoing, if it is determined that an Award is subject to the requirements of Section 409A and payable upon a Change in Control, the Company will not be deemed to have undergone a

Change in Control for purposes of the Plan unless the Company is deemed to have undergone a “change in control event” pursuant to the definition of such term in Section 409A.

15.3. Adjustments

Adjustments under this Section 15 related to Shares or securities of the Company shall be made by the Committee. No fractional Shares or other securities shall be issued pursuant to any such adjustment, and any fractions resulting from any such adjustment shall be eliminated in each case by rounding downward to the nearest whole Share.

16.	NO LIMITATIONS ON COMPANY

The making of Awards shall not affect or limit in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge, consolidate, dissolve or liquidate, or to sell or transfer all or any part of its business or assets.

17.	TERMS APPLICABLE GENERALLY TO AWARDS

17.1. Disclaimer of Rights

No provision in the Plan or in any Award Agreement shall be construed to confer upon any individual the right to remain in the employ or service of the Company or any Affiliate, or to interfere in any way with any contractual or other right or authority of the Company or any Affiliate either to increase or decrease the compensation or other payments to any individual at any time, or to terminate any employment or other relationship between any individual and the Company or any Affiliate. In addition, notwithstanding anything contained in the Plan to the contrary, unless otherwise provided in the applicable Award Agreement, no Award shall be affected by any change of duties or position of the Grantee, so long as such Grantee continues to be a Service Provider. The obligation of the Company to pay any benefits pursuant to the Plan shall be interpreted as a contractual obligation to pay only those amounts described herein, in the manner and under the conditions prescribed herein. The Plan shall in no way be interpreted to require the Company to transfer any amounts to a third party trustee or otherwise hold any amounts in trust or escrow for payment to any Grantee or beneficiary under the terms and conditions of the Plan.

17.2. Nonexclusivity of the Plan

Neither the adoption of the Plan nor the submission of the Plan to the Stockholders for approval shall be construed as creating any limitations upon the right and authority of the Board or its delegate to adopt such other compensation arrangements as the Board or its delegate determines desirable.

17.3. Withholding Taxes

The Company or an Affiliate, as the case may be, shall have the right to deduct from payments of any kind otherwise due to a Grantee any federal, state or local taxes of any kind required by law to be withheld (i) with respect to the vesting of or other lapse of restrictions applicable to an Award, (ii) upon the issuance of any Shares upon the exercise of an Option or SAR or (iii) otherwise due in connection with an Award. At the time of such vesting, lapse or exercise, the Grantee shall pay to the Company or the Affiliate, as the case may be, any amount that the Company or the Affiliate may reasonably determine to be necessary to satisfy such withholding obligation. Subject to the prior approval of the Committee, the Grantee may elect to satisfy such obligations, or the Company may require such obligations to be satisfied, in whole or in part, (i) by causing the Company or the Affiliate to withhold the minimum required number of Shares otherwise issuable to the Grantee as may be necessary to satisfy such withholding obligation or (ii) by delivering to the Company or the Affiliate Shares already owned by the Grantee. The Shares so delivered or withheld shall have an aggregate Fair Market Value equal to such withholding obligations. The Fair Market Value used to satisfy such withholding obligation shall be determined by the Company or the Affiliate as of the date that the amount of tax to be withheld is to be determined. A Grantee who has made an election pursuant to this Section 17.3 may satisfy his or her withholding obligation only with Shares that are not subject to any repurchase, forfeiture, unfulfilled vesting or other similar requirements.

17.4. Other Provisions

Each Award Agreement may contain such other terms and conditions not inconsistent with the Plan as may be determined by the Committee. In the event of any conflict between the terms and conditions of an employment agreement and the Plan, the terms and conditions of the employment agreement shall govern.

17.5. Severability

If any provision of the Plan or any Award Agreement shall be determined to be illegal or unenforceable by any court of law in any jurisdiction, the remaining provisions hereof and thereof shall be severable and enforceable in accordance with their terms and conditions, and all provisions shall remain enforceable in any other jurisdiction.

17.6. Governing Law

The Plan shall be governed by and construed in accordance with the laws of the State of Delaware without giving effect to the principles of conflicts of law, and applicable Federal law.

17.7. Section 409A

The Plan is intended to comply with Section 409A to the extent subject thereto, and, accordingly, to the maximum extent permitted, the Plan shall be interpreted and administered to be in compliance therewith. Any payments described in the Plan that are due within the “short-term deferral period” as defined in Section 409A shall not be treated as deferred compensation unless applicable laws require otherwise. Notwithstanding anything to the contrary in the Plan, to the extent required to avoid accelerated taxation and tax penalties under Section 409A, amounts that would otherwise be payable and benefits that would otherwise be provided pursuant to the Plan during the six-month period immediately following the Grantee’s Separation from Service shall instead be paid on the first payroll date after the six-month anniversary of the Grantee’s Separation from Service (or the Grantee’s death, if earlier). Notwithstanding the foregoing, neither the Company nor the Committee shall have any obligation to take any action to prevent the assessment of any excise tax or penalty on any Grantee under Section 409A and neither the Company nor the Committee shall have any liability to any Grantee for such tax or penalty.

17.8. Separation from Service

The Committee shall determine the effect of a Separation from Service upon Awards, and such effect shall be set forth in the applicable Award Agreement. Without limiting the foregoing, the Committee may provide in the Award Agreements at the time of grant, or any time thereafter with the consent of the Grantee, the actions that will be taken upon the occurrence of a Separation from Service, including accelerated vesting or termination, depending upon the circumstances surrounding the Separation from Service.

17.9. Transferability of Awards

17.9.1. Transfers in General

Except as provided in Section 17.9.2, no Award shall be assignable or transferable by the Grantee, other than by will or the laws of descent and distribution, and, during the lifetime of the Grantee, only the Grantee personally (or the Grantee’s personal representative) may exercise rights under the Plan.

17.9.2. Family Transfers

If authorized in the applicable Award Agreement, a Grantee may transfer, not for value, all or part of an Award (other than Incentive Stock Options) to any Family Member. For the purpose of this Section 17.9.2, a “not for value” transfer is a transfer that is (i) a gift, (ii) a transfer under a domestic relations order in settlement of marital property rights or (iii) a transfer to an entity in which more than 50% of the voting interests are owned by Family Members (or the Grantee) in exchange for an interest in that entity. Following a transfer under this Section 17.9.2, any such Award shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer. Subsequent transfers of transferred Awards are prohibited except to Family Members of the original Grantee in accordance with this Section 17.9.2 or by will or the laws of descent and distribution.

17.10. Dividends and Dividend Equivalent Rights

If specified in the Award Agreement, the recipient of an Award may be entitled to receive, currently or on a deferred basis, dividends or dividend equivalents with respect to the Common Stock or other securities covered by an Award. The terms and conditions of a dividend equivalent right may be set forth in the Award Agreement. Dividend equivalents credited to a Grantee may be paid currently or may be deemed to be reinvested in additional Shares or other securities of the Company at a price per unit equal to the Fair Market Value on the date that such dividend was paid to Stockholders, as determined by the Committee. Notwithstanding the foregoing, in no event will dividends or dividend equivalents on any Award that is subject to the achievement of performance criteria be payable before the Award has become earned and payable.

17.11. Plan Construction

In the Plan, unless otherwise stated, the following uses apply: (i) references to a statute or law refer to the statute or law and any amendments and any successor statutes or laws, and to all valid and binding governmental regulations, court decisions and other regulatory and judicial authority issued or rendered thereunder, as amended, or their successors, as in effect at the relevant time; (ii) in computing periods from a specified date to a later specified date, the words “from” and “commencing on” (and the like) mean “from and including,” and the words “to,” “until” and “ending on” (and the like) mean “to and including”; (iii) indications of time of day shall be based upon the time applicable to the location of the principal headquarters of the Company; (iv) the words “include,” “includes” and “including” (and the like) mean “include, without limitation,” “includes, without limitation” and “including, without limitation” (and the like), respectively; (v) all references to articles and sections are to articles and sections in the Plan; (vi) all words used shall be construed to be of such gender or number as the circumstances and context require; (vii) the captions and headings of articles and sections have been inserted solely for convenience of reference and shall not be considered a part of the Plan, nor shall any of them affect the meaning or interpretation of the Plan or any of its provisions; (viii) any reference to an agreement, plan, policy, form, document or set of documents, and the rights and obligations of the parties under any such agreement, plan, policy, form, document or set of documents, shall mean such agreement, plan, policy, form, document or set of documents as amended from time to time, and any and all modifications, extensions, renewals, substitutions or replacements thereof; and (ix) all accounting terms not specifically defined shall be construed in accordance with generally accepted accounting principles.

The Plan was originally approved by the Board and the Stockholders in December 2013. This amended and restated version of the Plan was approved by the Board on April 11, 2018 and by the Stockholders on May 16, 2018.

Appendix B

ENERGOUS CORPORATION

2014 NON-EMPLOYEE EQUITY COMPENSATION PLAN

(AS AMENDED AND RESTATED MAY 16, 2018)

Energous Corporation sets forth herein the terms and conditions of its 2014 Non-employee Equity Compensation Plan (as Amended and Restated May 16, 2018), as follows:

18.	PURPOSE

The Plan is intended to enhance the Company’s and its Affiliates’ ability to attract and retain highly qualified Non-Employee Directors and Consultants, and to motivate such Non-Employee Directors and Consultants to serve the Company and its Affiliates and to expend maximum effort to improve the business results and earnings of the Company, by providing to such persons an opportunity to acquire or increase a direct proprietary interest in the operations and future success of the Company. To this end, the Plan provides for the grant of stock options, stock appreciation rights, restricted stock, restricted stock units, unrestricted stock, other share-based awards and cash awards. Any of these awards may, but need not, be made as performance incentives to reward attainment of performance goals in accordance with the terms and conditions hereof. Stock options granted under the Plan shall be non-qualified stock options.

19.	DEFINITIONS

For purposes of interpreting the Plan and related documents (including Award Agreements), the following definitions shall apply:

19.1. “Acquiror” shall have the meaning set forth in Section 15.2.

19.2. “Affiliate” means any company or other trade or business that “controls,” is “controlled by” or is “under common control with” the Company within the meaning of Rule 405 of Regulation C under the Securities Act, including any Subsidiary.

19.3. “Award” means a grant of an Option, SAR, Restricted Stock, RSU, Other Share-based Award or cash award under the Plan.

19.4. “Award Agreement” means a written agreement between the Company and a Grantee, or notice from the Company or an Affiliate to a Grantee that evidences and sets out the terms and conditions of an Award.

19.5. “Board” means the Board of Directors of the Company.

19.6. “Business Combination” shall have the meaning set forth in Section 15.2.

19.7. “Change in Control” shall have the meaning set forth in Section 15.2.

19.8. “Code” means the Internal Revenue Code of 1986.

19.9. “Committee” means the Compensation Committee of the Board or any committee or other person or persons designated by the Board to administer the Plan. The Board will cause the Committee to satisfy the applicable requirements of any securities exchange on which the Common Stock may then be listed. For purposes of Awards to Grantees who are subject to Section 16 of the Exchange Act, Committee means all of the members of the Committee who are “non-employee directors” within the meaning of Rule 16b-3 adopted under the Exchange Act.

19.10. “Company” means Energous Corporation, a Delaware Corporation, or any successor corporation.

19.11. “Common Stock” means the common stock of the Company.

19.12. “Consultant” means a consultant or advisor that provides bona fide services to the Company or any Affiliate and who qualifies as a consultant or advisor under Form S-8.

19.13. “Effective Date” means May 16, 2018, the date the Plan was most recently approved by the Stockholders.

19.14. “Exchange Act” means the Securities Exchange Act of 1934.

19.15. “Fair Market Value” of a Share as of a particular date means (i) if the Common Stock is listed on a national securities exchange, the closing or last price of the Common Stock on the composite tape or other comparable reporting system for the applicable date, or if the applicable date is not a trading day, the trading day immediately preceding the applicable date, or (ii) if the Common Stock is not then listed on a national securities exchange, the closing or last price of the Common Stock quoted by an established quotation service for over-the-counter securities, or (iii) if the Common Stock is not then listed on a national securities exchange or quoted by an established quotation service for over-the-counter securities, or the value of the Common Stock is not otherwise determinable, such value as determined by the Committee.

19.16. “Family Member” means a person who is a spouse, former spouse, child, stepchild, grandchild, parent, stepparent, grandparent, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother, sister, brother-in-law or sister-in-law, including adoptive relationships, of the applicable individual, any person sharing the applicable individual’s household (other than a tenant or employee), a trust in which any one or more of these persons have more than 50% of the beneficial interest, a foundation in which any one or more of these persons (or the applicable individual) control the management of assets, and any other entity in which one or more of these persons (or the applicable individual) own more than 50% of the voting interests.

19.17. “Grant Date” means the latest to occur of (i) the date as of which the Committee approves an Award, (ii) the date on which the recipient of an Award first becomes eligible to receive an Award under Section 6 or (iii) such other date as may be specified by the Committee in the Award Agreement.

19.18. “Grantee” means a person who receives or holds an Award.

19.19. “Incumbent Directors” shall have the meaning set forth in Section 15.2.

19.20. “Non-Employee Director” means a member of the Board or the board of directors of an Affiliate, in each case who is not an officer or employee of the Company or any Affiliate.

19.21. “Option” means an option to purchase one or more Shares pursuant to the Plan.

19.22. “Option Price” means the exercise price for each Share subject to an Option.

19.23. “Other Share-based Awards” means Awards consisting of Share units, or other Awards, valued in whole or in part by reference to, or otherwise based on, Common Stock, other than Options, SARs, Restricted Stock and RSUs.

19.24. “Performance Award” means an Award made subject to the attainment of performance goals (as described in Section 12) over a performance period of at least one year established by the Committee.

19.25. “Person” means an individual, entity or group within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act.

19.26. “Plan” means this Energous Corporation 2014 Non-employee Equity Compensation Plan.

19.27. “Purchase Price” means the purchase price for each Share pursuant to a grant of Restricted Stock.

19.28. “Restricted Period” shall have the meaning set forth in Section 10.1.

19.29. “Restricted Stock” means restricted Shares that are subject to specified terms and conditions, awarded to a Grantee pursuant to Section 10.

19.30. “Restricted Stock Unit” or “RSU” means a bookkeeping entry representing the right to receive Shares or their cash equivalent subject to the satisfaction of specified terms and conditions, awarded to a Grantee pursuant to Section 10.

19.31. “SAR Exercise Price” means the per Share exercise price of a SAR granted to a Grantee under Section 9.

19.32. “SEC” means the United States Securities and Exchange Commission.

19.33. “Section 409A” means Code Section 409A.

19.34. “Securities Act” means the Securities Act of 1933.

19.35. “Separation from Service” means the termination of a Service Provider’s Service, whether initiated by the Service Provider or the Company or an Affiliate; provided that if any Award governed by Section 409A is to be distributed on a Separation from Service, then the definition of Separation from Service for such purposes shall comply with the definition provided in Section 409A.

19.36. “Service” means service as a Service Provider to the Company or an Affiliate. Unless otherwise provided in the applicable Award Agreement, a Grantee’s change in position or duties shall not result in interrupted or terminated Service, so long as such Grantee continues to be a Service Provider to the Company or an Affiliate.

19.37. “Service Provider” means a Non-Employee Director or Consultant of the Company or an Affiliate.

19.38. “Share” means a share of Common Stock.

19.39. “Stock Appreciation Right” or “SAR” means a right granted to a Grantee pursuant to Section 9.

19.40. “Stockholder” means a stockholder of the Company.

19.41. “Subsidiary” means any “subsidiary corporation” of the Company within the meaning of Code Section 424(f).

19.42. “Substitute Award” means any Award granted in assumption of or in substitution for an award of a company or business acquired by the Company or an Affiliate or with which the Company or an Affiliate combines.

19.43. “Termination Date” means the date that is 10 years after the Effective Date, unless the Plan is earlier terminated by the Board under Section 5.2.

19.44. “Voting Securities” shall have the meaning set forth in Section 15.2.

20.	ADMINISTRATION OF THE PLAN

20.1. General

The Board shall have such powers and authorities related to the administration of the Plan as are consistent with the Company’s certificate of incorporation and bylaws and applicable law. The Board shall have the power and authority to delegate its responsibilities hereunder to the Committee, which shall have full authority to act in accordance with its charter, and with respect to the power and authority of the Board to act hereunder, all references to the Board shall be deemed to include a reference to the Committee, unless such power or authority is specifically reserved by the Board. Except as specifically provided in Section 14 or as otherwise may be required by applicable law, regulatory requirement or the certificate of incorporation or the bylaws of the Company, the Board shall have full power and authority to take all actions and to make all determinations required or provided for under the Plan, any Award or any Award Agreement, and shall have full power and authority to take all such other actions and make all such other determinations not inconsistent with the specific terms and conditions of the Plan that the Board deems to be necessary or appropriate to the administration of the Plan. The Committee shall administer the Plan; provided that, the Board shall retain the right to exercise the authority of the Committee to the extent consistent with applicable law and the applicable requirements of any securities exchange on which the Common Stock may then be listed. All actions, determinations and decisions by the Board or the Committee under the Plan, any Award or any Award Agreement shall be in the Board’s (or the Committee’s, as applicable) sole discretion and shall be final, binding and conclusive. Without limitation, the Committee shall have full and final power and authority, subject to the other terms and conditions of the Plan, to:

(i)	designate Grantees;

(ii)	determine the type or types of Awards to be made to Grantees;

(iii)	determine the number of Shares to be subject to an Award;

(iv)	establish the terms and conditions of each Award (including the Option Price of any Option, the nature and duration of any restriction or condition (or provision for lapse thereof) relating to the vesting, exercise, transfer or forfeiture of an Award or the Shares subject thereto);

(v)	prescribe the form of each Award Agreement; and

(vi)	amend, modify or supplement the terms or conditions of any outstanding Award including the authority, in order to effectuate the purposes of the Plan, to modify Awards to foreign nationals or individuals who are employed outside the United States to recognize differences in local law, tax policy or custom.

To the extent permitted by applicable law, the Committee may delegate its authority as identified herein to any individual or committee of individuals (who need not be directors), including the authority to make Awards to Grantees who are not subject to Section 16 of the Exchange Act. To the extent that the Committee delegates its authority to make Awards as provided by this Section 3.1, all references in the Plan to the Committee’s authority to make Awards and determinations with respect thereto shall be deemed to include the Committee’s delegate. Any such delegate shall serve at the pleasure of, and may be removed at any time by, the Committee.

20.2. No Repricing

Notwithstanding any provision herein to the contrary, the repricing of Options or SARs is prohibited without prior approval of the Stockholders. For this purpose, a “repricing” means any of the following (or any other action that has the same effect as any of the following): (i) changing the terms of an Option or SAR to lower its Option Price or SAR Exercise Price; (ii) any other action that is treated as a “repricing” under generally accepted accounting principles; and (iii) repurchasing for cash or canceling an Option or SAR at a time when its Option Price or SAR Exercise Price is greater than the Fair Market Value of the underlying Shares in exchange for another award, unless the cancellation and exchange occurs in connection with a change in capitalization or similar change under Section 15. A cancellation and exchange under clause (iii) would be considered a “repricing” regardless of whether it is treated as a “repricing” under generally accepted accounting principles and regardless of whether it is voluntary on the part of the Grantee.

20.3. Award Agreements; Clawbacks

The grant of any Award may be contingent upon the Grantee executing the appropriate Award Agreement. The Company may retain the right in an Award Agreement to cause a forfeiture of the gain realized by a Grantee on account of actions taken by the Grantee in violation or breach of or in conflict with any service agreement, non-competition agreement, any agreement prohibiting solicitation of employees or clients of the Company or any Affiliate thereof or any confidentiality obligation with respect to the Company or any Affiliate thereof, or otherwise in competition with the Company or any Affiliate thereof, to the extent specified in such Award Agreement applicable to the Grantee. Furthermore, the Company may annul an Award if the Grantee is terminated for “cause” as defined in the applicable Award Agreement.

All awards, amounts or benefits received or outstanding under the Plan shall be subject to clawback, cancellation, recoupment, rescission, payback, reduction or other similar action in accordance with the terms of any Company clawback or similar policy or any applicable law related to such actions, as may be in effect from time to time. A Grantee’s acceptance of an Award shall be deemed to constitute the Grantee’s acknowledgement of and consent to the Company’s application, implementation and enforcement of any applicable Company clawback or similar policy that may apply to the Grantee, whether adopted prior to or following the Effective Date, and any provision of applicable law relating to clawback, cancellation, recoupment, rescission, payback or reduction of compensation, and the Grantee’s agreement that the Company may take such actions as may be necessary to effectuate any such policy or applicable law, without further consideration or action.

20.4. Deferral Arrangement

The Committee may permit or require the deferral of any Award payment into a deferred compensation arrangement, subject to such rules and procedures as it may establish and in accordance with Section 409A, which may include provisions for the payment or crediting of interest or dividend equivalents, including converting such credits into deferred Share units.

20.5. No Liability

No member of the Board or of the Committee shall be liable for any action or determination made in good faith with respect to the Plan, any Award or Award Agreement.

20.6. Book Entry

Notwithstanding any other provision of the Plan to the contrary, the Company may elect to satisfy any requirement under the Plan for the delivery of stock certificates through the use of book entry.

21.	STOCK SUBJECT TO THE PLAN

21.1. Authorized Number of Shares

Subject to adjustment under Section 15, the aggregate number of Shares authorized to be issued under the Plan is 850,000. Shares issued under the Plan may consist in whole or in part of authorized but unissued Shares, treasury Shares or Shares purchased on the open market or otherwise, all as determined by the Board from time to time.

21.2. Share Counting

21.2.1. General

Each Share granted in connection with an Award shall be counted as one Share against the limit in Section 4.1, subject to the provisions of this Section 4.2.

21.2.2. Cash-Settled Awards

Any Award settled in cash shall not be counted as issued Shares for any purpose under the Plan.

21.2.3. Expired or Terminated Awards

If any Award expires, or is terminated, surrendered or forfeited, in whole or in part, the unissued Shares covered by such Award shall again be available for the grant of Awards.

21.2.4. Payment of Option Price or Tax Withholding in Shares

If Shares issuable upon exercise, vesting or settlement of an Award, or Shares owned by a Grantee (which are not subject to any pledge or other security interest) are surrendered or tendered to the Company in payment of the Option Price or Purchase Price of an Award or any taxes required to be withheld in respect of an Award, in each case, in accordance with the terms and conditions of the Plan and any applicable Award Agreement, such surrendered or tendered Shares shall again be available for the grant of Awards. For a stock-settled SAR, only the net Shares actually issued upon exercise of the SAR shall be counted against the limit in Section 4.1.

21.2.5. Substitute Awards

Substitute Awards shall not be counted against the number of Shares reserved under the Plan.

21.3. Limits on Awards to Non-Employee Directors

The maximum value of Awards granted during any calendar year to any Non-Employee Director, taken together with any cash fees paid to such Non-Employee Director during the calendar year and the value of awards granted to the Non-Employee Director under any other equity compensation plan of the Company or an Affiliate during the calendar year, shall not exceed the following in total value (calculating the value of any Awards or other equity compensation plan awards based on the grant date fair value for financial reporting purposes): (i) $500,000 for the Chair of the Board and (ii) $300,000 for each Non-Employee Director other than the Chair of the Board; provided, however, that Awards granted to Non-Employee Directors upon their initial election to the Board or the board of directors of an Affiliate shall not be counted towards the limit under this Section 4.3.4. Any Awards or other equity compensation plan awards that are scheduled to vest over a period of more than one calendar year shall be applied pro rata (based on grant date fair value as provided above) for purposes of the limit under this Section 4.3.4 based on the number of years over which such awards are scheduled to vest.

22.	EFFECTIVE DATE, DURATION AND AMENDMENTS

22.1. Term

The Plan shall be effective as of the Effective Date, provided that it has been approved by the Stockholders. The Plan shall terminate automatically on the 10-year anniversary of the Effective Date and may be terminated on any earlier date as provided in Section 5.2.

22.2. Amendment and Termination of the Plan

The Board may, at any time and from time to time, amend, suspend or terminate the Plan as to any Awards that have not been made. An amendment shall be contingent on approval of the Stockholders to the extent stated by the Board, required by applicable law or required by applicable securities exchange listing requirements. No Awards shall be made after the Termination Date. The applicable terms and conditions of the Plan, and any terms and conditions applicable to Awards granted prior to the Termination Date shall survive the termination of the Plan and continue to apply to such Awards. No amendment, suspension or termination of the Plan shall, without the consent of the Grantee, materially impair rights or obligations under any Award theretofore awarded.

23.	AWARD ELIGIBILITY AND LIMITATIONS

23.1. Service Providers

Subject to this Section 6.1, Awards may be made to any Service Provider as the Committee may determine and designate from time to time.

23.2. Successive Awards

An eligible person may receive more than one Award, subject to such restrictions as are provided herein.

23.3. Stand-Alone, Additional, Tandem, and Substitute Awards

Awards may be granted either alone or in addition to, in tandem with or in substitution or exchange for, any other Award or any award granted under another plan of the Company, any Affiliate or any business entity to be acquired by the Company or an Affiliate, or any other right of a Grantee to receive payment from the Company or any Affiliate. Such additional, tandem or substitute or exchange Awards may be granted at any time. If an Award is granted in substitution or exchange for another award, the Committee shall have the right to require the surrender of such other award in consideration for the grant of the new Award. Subject to the requirements of applicable law, the Committee may make Awards in substitution or exchange for any other award under another plan of the Company, any Affiliate or any business entity to be acquired by the Company or an Affiliate. In addition, Awards may be granted in lieu of cash compensation, including in lieu of cash amounts payable under other plans of the Company or any Affiliate, in which the value of Shares subject to the Award is equivalent in value to the cash compensation (for example, RSUs or Restricted Stock).

24.	AWARD AGREEMENT

The grant of any Award may be contingent upon the Grantee executing an appropriate Award Agreement, in such form or forms as the Committee shall from time to time determine. Without limiting the foregoing, an Award Agreement may be provided in the form of a notice that provides that acceptance of the Award constitutes acceptance of all terms and conditions of the Plan and the notice. Award Agreements granted from time to time or at the same time need not contain similar provisions but shall be consistent with the terms and conditions of the Plan.

25.	TERMS AND CONDITIONS OF OPTIONS

25.1. Option Price

The Option Price of each Option shall be fixed by the Committee and stated in the related Award Agreement. The Option Price of each Option (except those that constitute Substitute Awards) shall be at least the Fair Market Value on the Grant Date. In no case shall the Option Price of any Option be less than the par value of a Share.

25.2. Vesting

Subject to Section 8.3, each Option shall become exercisable at such times and under such conditions (including performance requirements) as stated in the Award Agreement.

25.3. Term

Each Option shall terminate, and all rights to purchase Shares thereunder shall cease 10 years from the Grant Date, or under such circumstances and on such date prior thereto as is set forth in the Plan or as may be fixed by the Committee and stated in the related Award Agreement.

25.4. Limitations on Exercise of Option

Notwithstanding any other provision of the Plan, in no event may any Option be exercised, in whole or in part, (i) prior to the date the Plan is approved by the Stockholders as provided herein or (ii) after the occurrence of an event that results in termination of the Option.

25.5. Method of Exercise

An Option that is exercisable may be exercised by the Grantee’s delivery of a notice of exercise to the Company, setting forth the number of Shares with respect to which the Option is to be exercised, accompanied by full payment for the Shares. To be effective, notice of exercise must be made in accordance with procedures established by the Company from time to time.

25.6. Rights of Holders of Options

Unless otherwise provided in the applicable Award Agreement, an individual holding or exercising an Option shall have none of the rights of a Stockholder (for example, the right to receive cash or dividend payments or distributions attributable to the subject Shares or to direct the voting of the subject Shares) until the Shares covered thereby are fully paid and issued to him. Except as provided in Section 15 or the related Award Agreement, no adjustment shall be made for dividends, distributions or other rights for which the record date is prior to the date of such issuance.

25.7. Delivery of Stock Certificates

Subject to Section 3.6, promptly after the exercise of an Option by a Grantee and the payment in full of the Option Price, such Grantee shall be entitled to the issuance of a stock certificate or certificates evidencing his or her ownership of the Shares subject to the Option.

26.	TERMS AND CONDITIONS OF STOCK APPRECIATION RIGHTS

26.1. Right to Payment

A SAR shall confer on the Grantee a right to receive, upon exercise thereof, the excess of (i) the Fair Market Value on the date of exercise over (ii) the SAR Exercise Price, as determined by the Committee. The Award Agreement for a SAR (except those that constitute Substitute Awards) shall specify the SAR Exercise Price, which shall be fixed on the Grant Date as not less than the Fair Market Value on that date. SARs may be granted alone or in conjunction with all or part of an Option or at any subsequent time during the term of such Option or in conjunction with all or part of any other Award. A SAR granted in tandem with an outstanding Option following the Grant Date of such Option shall have a grant price that is equal to the Option Price; provided, however, that the SAR’s grant price may not be less than the Fair Market Value on the Grant Date of the SAR to the extent required by Section 409A.

26.2. Other Terms

The Committee shall determine the time or times at which and the circumstances under which a SAR may be exercised in whole or in part (including based on achievement of performance goals and/or future service requirements), the time or times at which SARs shall cease to be or become exercisable following Separation from Service or upon other conditions, the method of exercise, whether or not a SAR shall be in tandem or in combination with any other Award and any other terms and conditions of any SAR.

26.3. Term of SARs

The term of a SAR shall be determined by the Committee; provided, however, that such term shall not exceed 10 years.

26.4. Payment of SAR Amount

Upon exercise of a SAR, a Grantee shall be entitled to receive payment from the Company (in cash or Shares, as determined by the Committee) in an amount determined by multiplying:

(i)	the difference between the Fair Market Value on the date of exercise over the SAR Exercise Price; by

(ii)	the number of Shares with respect to which the SAR is exercised.

27.	TERMS AND CONDITIONS OF RESTRICTED STOCK AND RESTRICTED STOCK UNITS

27.1. Restrictions

At the time of grant, the Committee may establish a period of time (a “Restricted Period”) and any additional restrictions including the satisfaction of corporate or individual performance objectives applicable to an Award of Restricted Stock or RSUs. Each Award of Restricted Stock or RSUs may be subject to a different Restricted Period and additional restrictions. Neither Restricted Stock nor RSUs may be sold, transferred, assigned, pledged or otherwise encumbered or disposed of during the Restricted Period or prior to the satisfaction of any other applicable restrictions.

27.2. Restricted Stock Certificates

The Company shall issue Shares, in the name of each Grantee to whom Restricted Stock has been granted, stock certificates or other evidence of ownership representing the total number of Shares of Restricted Stock granted to the Grantee, as soon as reasonably practicable after the Grant Date. The Committee may provide in an Award Agreement that either (i) the Secretary of the Company shall hold such certificates for the Grantee’s benefit until such time as the Restricted Stock is forfeited to the Company or the restrictions lapse, or (ii) such certificates shall be delivered to the Grantee; provided, however, that such certificates shall bear a legend or legends that comply with the applicable securities laws and regulations and make appropriate reference to the restrictions imposed under the Plan and the Award Agreement.

27.3. Rights of Holders of Restricted Stock

Unless the otherwise provided in the applicable Award Agreement and subject to Section 17.10, holders of Restricted Stock shall have rights as Stockholders, including voting and dividend rights.

27.4. Rights of Holders of RSUs

27.4.1. Settlement of RSUs

RSUs may be settled in cash or Shares, as determined by the Committee and set forth in the Award Agreement. The Award Agreement shall also set forth whether the RSUs shall be settled (i) within the time period specified for “short term deferrals” under Section 409A or (ii) otherwise within the requirements of Section 409A, in which case the Award Agreement shall specify upon which events such RSUs shall be settled.

27.4.2. Voting and Dividend Rights

Unless otherwise provided in the applicable Award Agreement and subject to Section 17.10, holders of RSUs shall not have rights as Stockholders, including voting or dividend or dividend equivalents rights.

27.4.3. Creditor’s Rights

A holder of RSUs shall have no rights other than those of a general creditor of the Company. RSUs represent an unfunded and unsecured obligation of the Company, subject to the terms and conditions of the applicable Award Agreement.

27.5. Purchase of Restricted Stock

The Grantee shall be required, to the extent required by applicable law, to purchase the Restricted Stock from the Company at a Purchase Price equal to the greater of (i) the aggregate par value of the Shares represented by such Restricted Stock or (ii) the Purchase Price, if any, specified in the related Award Agreement. If specified in the Award Agreement, the Purchase Price may be deemed paid by Services already rendered. The Purchase Price shall be payable in a form described in Section 11 or, if so determined by the Committee, in consideration for past Services rendered.

27.6. Delivery of Shares

Upon the expiration or termination of any Restricted Period and the satisfaction of any other conditions prescribed by the Committee, the restrictions applicable to Shares of Restricted Stock or RSUs settled in Shares shall lapse, and, unless otherwise provided in the applicable Award Agreement, a stock certificate for such Shares shall be delivered, free of all such restrictions, to the Grantee or the Grantee’s beneficiary or estate, as the case may be.

28.	FORM OF PAYMENT FOR OPTIONS AND RESTRICTED STOCK

28.1. General Rule

Payment of the Option Price for the Shares purchased pursuant to the exercise of an Option or the Purchase Price for Restricted Stock shall be made in cash or in cash equivalents acceptable to the Company, except as provided in this Section 11.

28.2. Surrender of Shares

To the extent the Award Agreement so provides, payment of the Option Price for Shares purchased pursuant to the exercise of an Option or the Purchase Price for Restricted Stock may be made all or in part through the tender to the Company of Shares, which Shares shall be valued, for purposes of determining the extent to which the Option Price or Purchase Price for Restricted Stock has been paid, at their Fair Market Value on the date of exercise or surrender.

28.3. Cashless Exercise

With respect to an Option only (and not with respect to Restricted Stock), to the extent permitted by law and to the extent the Award Agreement so provides, payment of the Option Price may be made all or in part by delivery (on a form acceptable to the Company) of an irrevocable direction to a licensed securities broker acceptable to the Company to sell Shares and to deliver all or part of the sales proceeds to the Company in payment of the Option Price and any withholding taxes described in Section 17.3.

28.4. Other Forms of Payment

To the extent the Award Agreement so provides, payment of the Option Price or the Purchase Price for Restricted Stock may be made in any other form that is consistent with applicable laws, regulations and rules, including the Company’s withholding of Shares otherwise due to the exercising Grantee.

29.	TERMS AND CONDITIONS OF PERFORMANCE AWARDS

29.1. Performance Conditions

The right of a Grantee to exercise or receive a grant or settlement of any Award, and the timing thereof, may be subject to such performance conditions as may be specified by the Committee. The Committee may use such business criteria and other measures of performance as it may deem appropriate in establishing any performance conditions, and may exercise its discretion to reduce the amounts payable under any Award subject to performance conditions.

29.2. Settlement of Performance Awards; Other Terms

Settlement of Performance Awards may be in cash, Shares, other Awards or other property, as determined by the Committee. The Committee may reduce the amount of a settlement otherwise to be made in connection with Performance Awards.

30.	OTHER SHARE-BASED AWARDS

30.1. Grant of Other Share-based Awards

Other Share-based Awards may be granted either alone or in addition to or in conjunction with other Awards. Subject to the provisions of the Plan, the Committee shall have the authority to determine the persons to whom and the time or times at which such Awards will be made, the number of Shares to be granted pursuant to such Awards, and all other terms and conditions of such Awards. Unless the Committee determines otherwise, any such Award shall be confirmed by an Award Agreement, which shall contain such provisions as the Committee determines to be necessary or appropriate to carry out the intent of the Plan with respect to such Award.

30.2. Terms of Other Share-based Awards

Any Common Stock subject to Awards made under this Section 13 may not be sold, assigned, transferred, pledged or otherwise encumbered prior to the date on which the Shares are issued, or, if later, the date on which any applicable restriction, performance or deferral period lapses.

31.	REQUIREMENTS OF LAW

31.1. General

The Company shall not be required to sell or issue any Shares under any Award if the sale or issuance of such Shares would constitute a violation by the Grantee, any other individual exercising an Option or the Company of any provision of any law or regulation of any governmental authority, including any federal or state securities laws or regulations. If at any time the Committee determines that the listing, registration or qualification of any Shares subject to an Award upon any securities exchange or under any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the issuance or purchase of Shares hereunder, no Shares may be issued or sold to the Grantee or any other individual exercising an Option pursuant to such Award unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Company, and any delay caused thereby shall in no way affect the date of termination of the Award. Specifically, in connection with the Securities Act, upon the exercise of any Option or the delivery of any Shares underlying an Award, unless a registration statement under such Act is in effect with respect to the Shares covered by such Award, the Company shall not be required to sell or issue such Shares unless the Committee has received evidence satisfactory to it that the Grantee or any other individual exercising an Option may acquire such Shares pursuant to an exemption from registration under the Securities Act. The Company may, but shall in no event be obligated to, register any securities covered hereby pursuant to the Securities Act. The Company shall not be obligated to take any affirmative action in order to cause the exercise of an Option or the issuance of Shares pursuant to the Plan to comply with any law or regulation of any governmental authority. As to any jurisdiction that expressly imposes the requirement that an Option shall not be exercisable until the Shares covered by such Option are registered or are exempt from registration, the exercise of such Option (under circumstances in which the laws of such jurisdiction apply) shall be deemed conditioned upon the effectiveness of such registration or the availability of such an exemption.

31.2. Section 25102(o) of the California Corporations Code.

The Plan is intended to comply with Section 25102(o) of the California Corporations Code. In that regard, to the extent required by Section 25102(o), (i) the terms of any Options or SARs, to the extent vested and exercisable upon a Grantee’s Separation from Service, shall include any minimum exercise periods following Separation from Service specified by Section 25102(o), and (ii) any repurchase right of the Company with respect to Shares issued under the Plan shall include a minimum 90-day notice requirement. Any provision of the Plan that is inconsistent with Section 25102(o) shall, without further act or amendment by the Company, be reformed to comply with the requirements of Section 25102(o).

31.3. Rule 16b-3

During any time when the Company has a class of equity security registered under Section 12 of the Exchange Act, it is the intent of the Company that Awards and the exercise of Options granted hereunder will qualify for the exemption provided by Rule 16b-3 under the Exchange Act. To the extent that any provision of the Plan or action by the Board or Committee does not comply with the requirements of Rule 16b-3, it shall be deemed inoperative to the extent permitted by law and deemed advisable by the Committee, and shall not affect the validity of the Plan. In the event that Rule 16b-3 is revised or replaced, the Committee may modify the Plan in any respect necessary to satisfy the requirements of, or to take advantage of any features of, the revised exemption or its replacement.

32.	EFFECT OF CHANGES IN CAPITALIZATION

32.1. Adjustments for Changes in Capital Structure

Subject to any required action by the Stockholders, in the event of any change in the Shares effected without receipt of consideration by the Company, whether through merger, consolidation, reorganization, reincorporation, recapitalization, reclassification, stock dividend, stock split, reverse stock split, split-up, split-off, spin-off, combination of shares, exchange of shares or similar change in the capital structure of the Company, or in the event of payment of a dividend or distribution to the Stockholders in a form other than Shares (excepting normal cash dividends) that has a material effect on the Fair Market Value of Shares, appropriate and proportionate adjustments shall be made in the number and class of shares subject to the Plan and to any outstanding Awards, and in the Option Price, SAR Exercise Price or Purchase Price per Share of any outstanding Awards in order to prevent dilution or enlargement of Grantees’ rights under the Plan. For purposes of the foregoing, conversion of any convertible securities of the Company shall not be treated as “effected without receipt of consideration by the Company.” If a majority of the shares which are of the same class as the shares that are subject to outstanding Awards are exchanged for, converted into, or otherwise become (whether or not pursuant to a Change in Control) shares of another corporation (the “New Shares”), the Committee may unilaterally amend the outstanding Awards to provide that such Awards are for New Shares. In the event of any such amendment, the number of Shares subject to, and the Option Price, SAR Exercise Price or Purchase Price per Share of, the outstanding Awards shall be adjusted in a fair and equitable manner as determined by the Committee. Any fractional share resulting from an adjustment pursuant to this Section 15.1 shall be rounded down to the nearest whole number and the Option Price, SAR Exercise Price or Purchase Price per share shall be rounded up to the nearest whole cent. In no event may the exercise price of any Award be decreased to an amount less than the par value, if any, of the stock subject to the Award. The Committee may also make such adjustments in the terms of any Award to reflect, or related to, such changes in the capital structure of the Company or distributions as it deems appropriate. Adjustments determined by the Committee pursuant to this Section 15.1 shall be made in accordance with Section 409A to the extent applicable.

32.2. Change in Control

32.2.1. Consequences of a Change in Control

Subject to the requirements and limitations of Section 409A if applicable, the Committee may provide for any one or more of the following in connection with a Change in Control:

(i) Accelerated Vesting. The Committee may provide in any Award Agreement or, in the event of a Change in Control, may take such actions as it deems appropriate to provide for the acceleration of the exercisability, vesting and/or settlement in connection with such Change in Control of each or any outstanding Award or portion thereof and shares acquired pursuant thereto upon such conditions, including termination of the Grantee’s Service prior to, upon, or following such Change in Control, to such extent as the Committee shall determine.

(ii) Assumption, Continuation or Substitution. In the event of a Change in Control, the surviving, continuing, successor or purchasing corporation or other business entity or parent thereof, as the case may be (the “Acquiror”), may, without the consent of any Grantee, either assume or continue the Company’s rights and obligations under each or any Award or portion thereof outstanding immediately prior to the Change in Control or substitute for each or any such outstanding Award or portion thereof a substantially equivalent award with respect to the Acquiror’s stock, as applicable. For purposes of this Section 15.2, if so determined by the Committee, an Award denominated in Shares shall be deemed assumed if, following the Change in Control, the Award confers the right to receive, subject to the terms and conditions of the Plan and the applicable Award Agreement, for each Share subject to the Award immediately prior to the Change in Control, the consideration (whether stock, cash, other securities or property or a combination thereof) to which a holder of a Share on the effective date of the Change in Control was entitled; provided, however, that if such consideration is not solely common stock of the Acquiror, the Committee may, with the consent of the Acquiror, provide for the consideration to be received upon the exercise or settlement of the Award, for each Share subject to the Award, to consist solely of common stock of the Acquiror equal in Fair Market Value to the per share consideration received by Stockholders pursuant to the Change in Control. If any portion of such consideration may be received by Stockholders pursuant to the Change in Control on a contingent or delayed basis, the Committee may determine such Fair Market Value as of the time of the Change in Control on the basis of the Committee’s good faith estimate of the present value of the probable future payment of such consideration. Any Award or portion thereof which is neither assumed or continued by the Acquiror in connection with the Change in Control nor exercised or settled as of the time of consummation of the Change in Control shall terminate and cease to be outstanding effective as of the time of consummation of the Change in Control.

(iii) Cash-Out of Awards. The Committee may, in its discretion and without the consent of any Grantee, determine that, upon the occurrence of a Change in Control, each or any Award or a portion thereof outstanding immediately prior to the Change in Control and not previously exercised or settled shall be canceled in exchange for a payment with respect to each vested Share (and each unvested Share, if so determined by the Committee) subject to such canceled Award in (i) cash, (ii) stock of the Company or of a corporation or other business entity a party to the Change in Control or (iii) other property which, in any such case, shall be in an amount having a Fair Market Value equal to the Fair Market Value of the consideration to be paid per Share in the Change in Control, reduced by the exercise or purchase price per share, if any, under such Award. If any portion of such consideration may be received by Stockholders pursuant to the Change in Control on a contingent or delayed basis, the Committee may determine such Fair Market Value as of the time of the Change in Control on the basis of the Committee’s good faith estimate of the present value of the probable future payment of such consideration. In the event such determination is made by the Committee, the amount of such payment (reduced by applicable withholding taxes, if any) shall be paid to Grantees in respect of the vested portions of their canceled Awards as soon as practicable following the date of the Change in Control and in respect of the unvested portions of their canceled Awards in accordance with the vesting schedules applicable to such Awards. For avoidance of doubt, if the amount determined pursuant to this Section 15.2 for an Option or SAR is zero or less, the affected Option or SAR may be cancelled without any payment therefore.

32.2.2. Change in Control Defined

Unless otherwise provided in the applicable Award Agreement, a “Change in Control” means the consummation of any of the following events:

(i)	The acquisition, other than from the Company, by any individual, entity or group (within the meaning of Section 13(d)(3) or Section 14(d)(2) of the Exchange Act), other than the Company or any subsidiary, affiliate (within the meaning of Rule 144 promulgated under the Securities Act) or employee benefit plan of the Company, of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of more than 50% of the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the “Voting Securities”); or

(ii)	A reorganization, merger, consolidation or recapitalization of the Company (a “Business Combination”), other than a Business Combination in which more than 50% of the combined voting power of the outstanding voting securities of the surviving or resulting entity immediately following the Business Combination is held by the Persons who, immediately prior to the Business Combination, were the holders of the Voting Securities; or

(iii)	A complete liquidation or dissolution of the Company, or a sale of all or substantially all of the assets of the Company; or

(iv)	During any period of 24 consecutive months, the Incumbent Directors cease to constitute a majority of the Board; “Incumbent Directors” means individuals who were members of the Board at the beginning of such period or individuals whose election or nomination for election to the Board by the Stockholders was approved by a vote of at least a majority of the then Incumbent Directors (but excluding any individual whose initial election or nomination is in connection with an actual or threatened proxy contest relating to the election of directors).

Notwithstanding the foregoing, if it is determined that an Award is subject to the requirements of Section 409A and payable upon a Change in Control, the Company will not be deemed to have undergone a Change in Control for purposes of the Plan unless the Company is deemed to have undergone a “change in control event” pursuant to the definition of such term in Section 409A.

32.3. Adjustments

Adjustments under this Section 15 related to Shares or securities of the Company shall be made by the Committee. No fractional Shares or other securities shall be issued pursuant to any such adjustment, and any fractions resulting from any such adjustment shall be eliminated in each case by rounding downward to the nearest whole Share.

33.	NO LIMITATIONS ON COMPANY

The making of Awards shall not affect or limit in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge, consolidate, dissolve or liquidate, or to sell or transfer all or any part of its business or assets.

34.	TERMS APPLICABLE GENERALLY TO AWARDS

34.1. Disclaimer of Rights

No provision in the Plan or in any Award Agreement shall be construed to confer upon any individual the right to remain in the employ or service of the Company or any Affiliate, or to interfere in any way with any contractual or other right or authority of the Company or any Affiliate either to increase or decrease the compensation or other payments to any individual at any time, or to terminate any employment or other relationship between any individual and the Company or any Affiliate. In addition, notwithstanding anything contained in the Plan to the contrary, unless otherwise provided in the applicable Award Agreement, no Award shall be affected by any change of duties or position of the Grantee, so long as such Grantee continues to be a Service Provider. The obligation of the Company to pay any benefits pursuant to the Plan shall be interpreted as a contractual obligation to pay only those amounts described herein, in the manner and under the conditions prescribed herein. The Plan shall in no way be interpreted to require the Company to transfer any amounts to a third party trustee or otherwise hold any amounts in trust or escrow for payment to any Grantee or beneficiary under the terms and conditions of the Plan.

34.2. Nonexclusivity of the Plan

Neither the adoption of the Plan nor the submission of the Plan to the Stockholders for approval shall be construed as creating any limitations upon the right and authority of the Board or its delegate to adopt such other compensation arrangements as the Board or its delegate determines desirable.

34.3. Withholding Taxes

The Company or an Affiliate, as the case may be, shall have the right to deduct from payments of any kind otherwise due to a Grantee any federal, state or local taxes of any kind required by law to be withheld (i) with respect to the vesting of or other lapse of restrictions applicable to an Award, (ii) upon the issuance of any Shares upon the exercise of an Option or SAR or (iii) otherwise due in connection with an Award. At the time of such vesting, lapse or exercise, the Grantee shall pay to the Company or the Affiliate, as the case may be, any amount that the Company or the Affiliate may reasonably determine to be necessary to satisfy such withholding obligation. Subject to the prior approval of the Committee, the Grantee may elect to satisfy such obligations, or the Company may require such obligations to be satisfied, in whole or in part, (i) by causing the Company or the Affiliate to withhold the minimum required number of Shares otherwise issuable to the Grantee as may be necessary to satisfy such withholding obligation or (ii) by delivering to the Company or the Affiliate Shares already owned by the Grantee. The Shares so delivered or withheld shall have an aggregate Fair Market Value equal to such withholding obligations. The Fair Market Value used to satisfy such withholding obligation shall be determined by the Company or the Affiliate as of the date that the amount of tax to be withheld is to be determined. A Grantee who has made an election pursuant to this Section 17.3 may satisfy his or her withholding obligation only with Shares that are not subject to any repurchase, forfeiture, unfulfilled vesting or other similar requirements.

34.4. Other Provisions

Each Award Agreement may contain such other terms and conditions not inconsistent with the Plan as may be determined by the Committee. In the event of any conflict between the terms and conditions of an employment agreement and the Plan, the terms and conditions of the employment agreement shall govern.

34.5. Severability

If any provision of the Plan or any Award Agreement shall be determined to be illegal or unenforceable by any court of law in any jurisdiction, the remaining provisions hereof and thereof shall be severable and enforceable in accordance with their terms and conditions, and all provisions shall remain enforceable in any other jurisdiction.

34.6. Governing Law

The Plan shall be governed by and construed in accordance with the laws of the State of Delaware without giving effect to the principles of conflicts of law, and applicable Federal law.

34.7. Section 409A

The Plan is intended to comply with Section 409A to the extent subject thereto, and, accordingly, to the maximum extent permitted, the Plan shall be interpreted and administered to be in compliance therewith. Any payments described in the Plan that are due within the “short-term deferral period” as defined in Section 409A shall not be treated as deferred compensation unless applicable laws require otherwise. Notwithstanding anything to the contrary in the Plan, to the extent required to avoid accelerated taxation and tax penalties under Section 409A, amounts that would otherwise be payable and benefits that would otherwise be provided pursuant to the Plan during the six-month period immediately following the Grantee’s Separation from Service shall instead be paid on the first payroll date after the six-month anniversary of the Grantee’s Separation from Service (or the Grantee’s death, if earlier). Notwithstanding the foregoing, neither the Company nor the Committee shall have any obligation to take any action to prevent the assessment of any excise tax or penalty on any Grantee under Section 409A and neither the Company nor the Committee shall have any liability to any Grantee for such tax or penalty.

34.8. Separation from Service

The Committee shall determine the effect of a Separation from Service upon Awards, and such effect shall be set forth in the applicable Award Agreement. Without limiting the foregoing, the Committee may provide in the Award Agreements at the time of grant, or any time thereafter with the consent of the Grantee, the actions that will be taken upon the occurrence of a Separation from Service, including accelerated vesting or termination, depending upon the circumstances surrounding the Separation from Service.

34.9. Transferability of Awards

34.9.1. Transfers in General

Except as provided in Section 17.9.2, no Award shall be assignable or transferable by the Grantee, other than by will or the laws of descent and distribution, and, during the lifetime of the Grantee, only the Grantee personally (or the Grantee’s personal representative) may exercise rights under the Plan.

34.9.2. Family Transfers

If authorized in the applicable Award Agreement, a Grantee may transfer, not for value, all or part of an Award to any Family Member. For the purpose of this Section 17.9.2, a “not for value” transfer is a transfer that is (i) a gift, (ii) a transfer under a domestic relations order in settlement of marital property rights or (iii) a transfer to an entity in which more than 50% of the voting interests are owned by Family Members (or the Grantee) in exchange for an interest in that entity. Following a transfer under this Section 17.9.2, any such Award shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer. Subsequent transfers of transferred Awards are prohibited except to Family Members of the original Grantee in accordance with this Section 17.9.2 or by will or the laws of descent and distribution.

34.10. Dividends and Dividend Equivalent Rights

If specified in the Award Agreement, the recipient of an Award may be entitled to receive, currently or on a deferred basis, dividends or dividend equivalents with respect to the Common Stock or other securities covered by an Award. The terms and conditions of a dividend equivalent right may be set forth in the Award Agreement. Dividend equivalents credited to a Grantee may be paid currently or may be deemed to be reinvested in additional Shares or other securities of the Company at a price per unit equal to the Fair Market Value on the date that such dividend was paid to Stockholders, as determined by the Committee. Notwithstanding the foregoing, in no event will dividends or dividend equivalents on any Award that is subject to the achievement of performance criteria be payable before the Award has become earned and payable.

34.11. Plan Construction

In the Plan, unless otherwise stated, the following uses apply: (i) references to a statute or law refer to the statute or law and any amendments and any successor statutes or laws, and to all valid and binding governmental regulations, court decisions and other regulatory and judicial authority issued or rendered thereunder, as amended, or their successors, as in effect at the relevant time; (ii) in computing periods from a specified date to a later specified date, the words “from” and “commencing on” (and the like) mean “from and including,” and the words “to,” “until” and “ending on” (and the like) mean “to and including”; (iii) indications of time of day shall be based upon the time applicable to the location of the principal headquarters of the Company; (iv) the words “include,” “includes” and “including” (and the like) mean “include, without limitation,” “includes, without limitation” and “including, without limitation” (and the like), respectively; (v) all references to articles and sections are to articles and sections in the Plan; (vi) all words used shall be construed to be of such gender or number as the circumstances and context require; (vii) the captions and headings of articles and sections have been inserted solely for convenience of reference and shall not be considered a part of the Plan, nor shall any of them affect the meaning or interpretation of the Plan or any of its provisions; (viii) any reference to an agreement, plan, policy, form, document or set of documents, and the rights and obligations of the parties under any such agreement, plan, policy, form, document or set of documents, shall mean such agreement, plan, policy, form, document or set of documents as amended from time to time, and any and all modifications, extensions, renewals, substitutions or replacements thereof; and (ix) all accounting terms not specifically defined shall be construed in accordance with generally accepted accounting principles.

The Plan was originally approved by the Board and the Stockholders on March 6, 2014. This amended and restated version of the Plan was approved by the Board on April 11, 2018 and by the Stockholders on May 16, 2018.

Appendix C

ENERGOUS CORPORATION

PERFORMANCE SHARE UNIT PLAN

(as amended and restated May 16, 2018)

Energous Corporation, a Delaware corporation, sets forth herein the terms and conditions of its Performance Share Unit Plan, as follows:

1.	PURPOSE

The Plan is intended to enhance the ability of the Company and its Affiliates to attract and retain highly qualified officers, non- employee directors, key employees, consultants, and advisors, and to motivate such officers, directors, key employees, consultants, and advisors to serve the Company and its Affiliates and to expend maximum effort to improve the business results and earnings of the Company, by providing to such persons an opportunity to acquire or increase a direct proprietary interest in the operations and future success of the Company. To this end, the Plan provides for the grant of Performance Share Units.

2.	DEFINITIONS

For purposes of interpreting the Plan and related documents (including Award Agreements), the following definitions shall apply:

2.1    “Acquiror” shall have the meaning set forth in Section 10.2.1.

2.2    “Affiliate” means any company or other trade or business that “controls,” is “controlled by,” or is “under common control” with the Company within the meaning of Rule 405 of Regulation C under the Securities Act, including any Subsidiary.

2.3    “Amendment Date” means May 16, 2018.

2.4    “Award” means a grant under the Plan of Performance Share Units.

2.5    “Award Agreement” means a written agreement between the Company and a Grantee, in substantially the form set forth as Exhibit A (or such other form as the Committee may determine from time to time), that evidences and sets out the terms and conditions of an Award.

2.6    “Board” means the Board of Directors of the Company.

2.7    “Business Combination” shall have the meaning set forth in Section 10.2.2.

2.8    “Cause” shall be defined as that term is defined in the Grantee’s offer letter or other applicable employment or severance agreement; or, if there is no such definition, “Cause” means: (i) the commission of any act by a Grantee constituting financial dishonesty against the Company or its Affiliates (which act would be chargeable as a crime under applicable law); (ii) a Grantee’s engaging in any other act of dishonesty, fraud, intentional misrepresentation, moral turpitude, illegality, or harassment which would (a) materially adversely affect the business or the reputation of the Company or any of its Affiliates with their respective current or prospective customers, suppliers, lenders, or other third parties with whom such entity does or might do business or (b) expose the Company or any of its Affiliates to a risk of civil or criminal legal damages, liabilities, or penalties; (iii) the repeated failure by a Grantee to follow the directives of the chief executive officer of the Company or any of its Affiliates or the Board, or (iv) any material misconduct, violation of the Company’s or Affiliates’ policies, or willful and deliberate non-performance of duty by the Grantee in connection with the business affairs of the Company or its Affiliates.

2.9 “Change in Control” shall have the meaning set forth in Section 10.2.2.

2.10 “Closing Share Price” shall mean the closing or last sale price of one Share, as reported on the Nasdaq Stock Market, or such other stock exchange constituting the principal exchange on which the Shares are traded, for the applicable date, or if the applicable date is not a trading day, the trading day immediately preceding the applicable date.

2.11 “Code” means the Internal Revenue Code of 1986, as now in effect or as hereafter amended. References to the Code shall include the valid and binding governmental regulations, court decisions, and other regulatory and judicial authority issued or rendered thereunder.

2.12 “Committee” means the Compensation Committee of the Board, or such other committee as determined by the Board. The Compensation Committee of the Board may designate a subcommittee of its members to serve as the Committee (to the extent the Board has not designated another person, committee, or entity as the Committee). The Board shall cause the Committee to satisfy the applicable requirements of any securities exchange on which the Shares may then be listed. For purposes of Awards to Grantees who are subject to Section 16 of the Exchange Act, Committee means all of the members of the Compensation Committee who are “non-employee directors” within the meaning of Rule 16b-3 adopted under the Exchange Act.

2.13 “Company” means Energous Corporation, a Delaware corporation.

2.14 “Common Stock” means the common stock of the Company, par value $.00001 per share.

2.15 “Consultant” means a consultant or advisor that provides bona fide services to the Company or any Affiliate and who qualifies as a consultant or advisor for purposes of Form S-8.

2.16 “Disability” shall be defined as that term is defined in the Grantee’s offer letter or other applicable employment agreement; or, if there is no such definition, “Disability” means the Grantee is unable to perform each of the essential duties of such Grantee’s position by reason of a medically-determinable physical or mental impairment that is potentially permanent in character or that can be expected to last for a continuous period of not less than 12 months.

2.17 “Effective Date” means May 16, 2018, the date the Plan was approved by the Stockholders.

2.18 “Exchange Act” means the Securities Exchange Act of 1934, as now in effect or as hereafter amended. References to the Exchange Act shall include the valid and binding governmental regulations, court decisions, and other regulatory and judicial authority issued or rendered thereunder.

2.19 “Fair Market Value” of a Share as of a particular date means (i) if the Shares are listed on a national securities exchange, the closing or last price of a Share on the composite tape or other comparable reporting system for the applicable date, or if the applicable date is not a trading day, the trading day immediately preceding the applicable date, or (ii) if the Shares are not then listed on a national securities exchange, or the value of Shares is not otherwise determinable, such value as determined by the Board.

2.20 “Grant Date” means the latest to occur of (i) the date as of which the Board approves an Award, (ii) the date on which the recipient of an Award first becomes eligible to receive an Award under Section 6, or (iii) such other date as may be specified by the Board in the Award Agreement.

2.21 “Grantee” means a person who receives or holds an Award.

2.22 “Incumbent Directors” shall have the meaning set forth in Section 10.2.2.

2.23 “Issued Shares” means, collectively, all outstanding Shares issued pursuant to Awards.

2.24 “New Shares” shall have the meaning set forth in Section 10.1.

2.25 “Performance Share Unit” means a bookkeeping entry reflecting the right of a Grantee to receive a Share in the future, on the terms and subject to the conditions of Section 8 and the applicable Award Agreement.

2.26 “Plan” means this Energous Corporation Performance Share Unit Plan (formerly known as the 2015 Performance Share Unit Plan).

2.27 “Section 409A” means Code Section 409A.

2.28 “Securities Act” means the Securities Act of 1933, as now in effect or as hereafter amended. References to the Securities Act shall include the valid and binding governmental regulations, court decisions, and other regulatory and judicial authority issued or rendered thereunder.

2.29 “Separation from Service” means a termination of Service of or by a Service Provider for any reason or no reason; provided, however, that if any Award governed by Section 409A is to be distributed on a Separation from Service, then the definition of Separation from Service for such purposes shall comply with the definition provided in Section 409A.

2.30 “Service” means service as a Service Provider to the Company or an Affiliate. A Grantee’s change in position or duties shall not result in interrupted or terminated Service, so long as such Grantee continues to be a Service Provider to the Company or an Affiliate.

2.31 “Service Provider” means an employee, officer, non-employee member of the Board, or Consultant of the Company or an Affiliate.

2.32 “Share” means a share of Common Stock.

2.33 “Stockholders” means the stockholders of the Company.

2.34 “Subsidiary” means any “subsidiary corporation” of the Company within the meaning of Code Section 424(f).

2.35 “Termination Date” means the date that is 10 years after the Effective Date (May 16, 2028), unless the Plan is earlier terminated by the Board under Section 5.2.

2.36 “Voting Securities” shall have the meaning set forth in Section 10.2.2.

3.	ADMINISTRATION OF THE PLAN

3.1 General

The Board shall have such powers and authorities related to the administration of the Plan as are consistent with the Company’s certificate of incorporation and bylaws and applicable law. The Board shall have the power and authority to delegate its responsibilities hereunder to the Committee, which shall have full authority to act in accordance with its charter (as in effect from time to time), and with respect to the power and authority of the Board to act hereunder, all references to the Board shall be deemed to include a reference to the Committee, unless such power or authority is specifically reserved by the Board. Except as specifically provided in Section 9 or as otherwise may be required by applicable law, regulatory requirement, or the certificate of incorporation or the bylaws of the Company, the Board shall have full power and authority to take all actions and to make all determinations required or provided for under the Plan, any Award, or any Award Agreement, and shall have full power and authority to take all such other actions and make all such other determinations not inconsistent with the specific terms and provisions of the Plan that the Board deems to be necessary or appropriate to the administration of the Plan. The Committee shall administer the Plan; provided, however, the Board shall retain the right to exercise the authority of the Committee to the extent consistent with applicable law and the applicable requirements of any securities exchange on which the Shares may then be listed. All decisions and actions by the Board or the Committee under the Plan, including the interpretation or construction of any provision of the Plan, any Award, or any Award Agreement, shall be in the sole discretion of the Board or the Committee, as applicable, and shall be final, binding, and conclusive. Without limitation, the Board shall have full and final power and authority, subject to the other terms and conditions of the Plan, to:

(a) designate Grantees;

(b) determine the number of Shares to be subject to an Award;

(c) establish the terms and conditions of each Award;

(d) prescribe the form of each Award Agreement; and

(e) amend, modify, or supplement the terms of any outstanding Award, including the authority, in order to effectuate the purposes of the Plan, to modify Awards to foreign nationals or individuals who are employed outside the United States to recognize differences in local law, tax policy, or custom.

3.2 Forfeitures; Clawbacks

Upon notification of a Separation from Service for Cause, any outstanding Award held by the Grantee, whether vested or unvested, shall terminate immediately, such Award shall be forfeited, and the Grantee shall have no further rights thereunder.

Any Award, amount, or benefit received under the Plan shall be subject to potential cancellation, recoupment, rescission, payback, or other action in accordance with the terms of any applicable Company clawback policy or any applicable law, as may be in effect from time to time, including the requirements of (i) Section 304 of the Sarbanes Oxley Act and Section 954 of the Dodd-Frank Wall Street Reform and Consumer Protection Act and any implementing rules and regulations thereunder; (ii) similar rules under the laws of any other jurisdiction; and (iii) any policies adopted by the Company to implement such requirements, all to the extent determined by the Board to be applicable to the Grantee. By accepting an Award, the Grantee shall be deemed to have acknowledged and consented to the Company’s application, implementation, and enforcement of any applicable Company clawback policy that may apply to the Grantee, whether adopted prior to or following the date of the Award, and any provision of applicable law relating to cancellation, recoupment, rescission, or payback of compensation, and to have agreed that the Company may take such actions as may be necessary to effectuate any such policy or applicable law, without further consideration or action.

If the Grantee breaches a non-competition, non-solicitation, non-disclosure, non-disparagement, or other restrictive covenant set forth in an Award Agreement or any other agreement between the Grantee and the Company or any Affiliate, whether during the Grantee’s Service or after the Grantee’s Separation from Service, in addition to any other penalties or restrictions that may apply under any such agreement, state law, or otherwise, the Grantee shall forfeit or pay to the Company:

(i) any and all outstanding Awards granted to the Grantee, including Awards that have become earned or vested;

(ii) any Shares held by the Grantee in connection with the Plan that were acquired by the Grantee after the Grantee’s Separation from Service and within the 12-month period immediately preceding the Grantee’s Separation from Service; and

(iii) the profit realized by the Grantee from the sale, or other disposition for consideration, of any Shares received by the Grantee in connection with the Plan after the Grantee’s Separation from Service, and within the 12-month period immediately preceding the Grantee’s Separation from Service where such sale or disposition occurs in such similar time period.

3.3 Deferral Arrangement

The Board may permit or require the deferral of any Award payment into a deferred compensation arrangement, subject to such rules and procedures as it may establish and in accordance with Section 409A, which may include provisions for the payment or crediting of interest or dividend equivalents, including converting such credits into deferred stock units.

3.4 No Liability

No member of the Board or of the Committee shall be liable for any action or determination made in good faith with respect to the Plan, any Award, or Award Agreement.

4.	SHARES SUBJECT TO THE PLAN

Subject to adjustment under Section 10, the aggregate number of Shares available for the grant of Awards shall be increased by an additional 1,400,000 is for a total of 2,710,104. In the event that Shares previously issued under the Plan on or after the Amendment Date are reacquired by the Company pursuant to a forfeiture provision, or repurchase by the Company, such Shares shall be added to the number of Shares then available for issuance under the Plan. Shares issued under the Plan may consist in whole or in part of authorized but unissued Shares, treasury Shares, or Shares purchased on the open market or otherwise.

5.	EFFECTIVE DATE, DURATION AND AMENDMENTS

5.1 Term

The Plan shall be effective as of the Effective Date, provided that it has been approved by the Stockholders. The Plan shall terminate automatically on the 10-year anniversary of the Effective Date (May 16, 2018) and may be terminated on any earlier date as provided in Section 5.2.

5.2 Amendment and Termination of the Plan

The Board may, at any time and from time to time, amend, suspend, or terminate the Plan as to any Awards that have not been made. An amendment shall be contingent on approval of the Stockholders to the extent stated by the Board, required by applicable law, or required by applicable securities exchange listing requirements. No Awards shall be made after the Termination Date. The applicable terms and conditions of the Plan, and any terms and conditions applicable to Awards granted prior to the Termination Date, shall survive the termination of the Plan and continue to apply to such Awards. No amendment, suspension, or termination of the Plan shall, without the consent of the Grantee, materially impair rights or obligations under any Award theretofore awarded.

6.	AWARD ELIGIBILITY

Awards may be made to any Service Provider as the Committee shall determine and designate from time to time.

7.	AWARD AGREEMENT

The grant of any Award may be contingent upon the Grantee executing an Award Agreement. Without limiting the foregoing, an Award Agreement may be provided in the form of a notice which provides that acceptance of the Award constitutes acceptance of all terms of the Plan and the notice. Award Agreements granted from time to time or at the same time need not contain similar provisions but shall be consistent with the terms of the Plan.

8.	TERMS AND CONDITIONS OF PERFORMANCE SHARE UNITS

8.1 Performance Measures and Terms and Conditions

Performance Share Units shall be eligible to become earned during an applicable performance period based upon the applicable performance metric chosen by the Board of either the level of (i) the Company’s market capitalization, or (ii) the Company’s average Closing Share Price, in each case during and at the end of such performance period, as set forth in the applicable Award Agreement. At the time of grant, the Board may establish a period of time and any additional terms and conditions applicable to Performance Share Units. Each Award of Performance Share Units may be subject to different restrictions.

8.2 Rights of Holders of Performance Share Units

8.2.1. Settlement of Performance Share Units

Performance Share Units shall be settled in Shares in accordance with the terms of the applicable Award Agreement.

8.2.2. Voting and Dividend Rights

Holders of Performance Share Units shall not have rights as Stockholders, including voting or dividend or dividend equivalent rights.

8.2.3. Creditor’s Rights

A holder of Performance Share Units shall have no rights other than those of a general creditor of the Company. Performance Share Units represent an unfunded and unsecured obligation of the Company, subject to the terms and conditions of the Plan and the applicable Award Agreement.

8.3 Delivery of Shares

Upon the satisfaction of all applicable terms and conditions prescribed by the Board, the restrictions applicable to Performance Share shall lapse, and a stock certificate for such Shares shall be delivered, free of all such restrictions, to the Grantee or the Grantee’s beneficiary or estate, as the case may be; provided, however, that the Company may elect to satisfy any requirement for the delivery of stock certificates through the use of book entry.

8.4 Maximum number of Performance Share Units

The maximum number of Shares that may be subject to Performance Share Units that are granted to any one Grantee during any calendar year shall be 639,075.

9.	REQUIREMENTS OF LAW

9.1 General

The Company shall not be required to issue Shares under any Award if the issuance of such Shares would constitute a violation by the Grantee, any other person, or the Company of any provision of any law or regulation of any governmental authority, including any federal or state securities laws or regulations. If at any time the

Company determines that the listing, registration, or qualification of any Shares subject to an Award upon any securities exchange or under any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the issuance or purchase of Shares hereunder, no Shares may be issued or sold to the Grantee or any other person pursuant to such Award unless such listing, registration, qualification, consent, or approval shall have been effected or obtained free of any conditions not acceptable to the Company, and any delay caused thereby shall in no way affect the date of termination of the Award. Specifically, in connection with the Securities Act, upon the delivery of any Shares underlying an Award, unless a registration statement under such Act is in effect with respect to the Shares covered by such Award, the Company shall not be required to sell or issue such Shares unless the Board has received evidence satisfactory to it that the Grantee or other person may acquire such Shares pursuant to an exemption from registration under the Securities Act. The Company may, but shall in no event be obligated to, register any securities covered hereby pursuant to the Securities Act. The Company shall not be obligated to take any affirmative action in order to cause the issuance of Shares pursuant to the Plan to comply with any law or regulation of any governmental authority.

9.2 Rule 16b-3

During any time when the Company has a class of equity security registered under Section 12 of the Exchange Act, it is the intent of the Company that Awards granted to officers and directors will qualify for the exemption provided by Rule 16b-3 under the Exchange Act. To the extent that any provision of the Plan or action by the Board or Committee does not comply with the requirements of Rule 16b-3, it shall be deemed inoperative to the extent permitted by law and deemed advisable by the Board, and shall not affect the validity of the Plan. In the event that Rule 16b-3 is revised or replaced, the Board may modify the Plan in any respect necessary to satisfy the requirements of, or to take advantage of any features of, the revised exemption or its replacement.

10.	EFFECT OF CHANGES IN CAPITALIZATION

10.1 Adjustments for Changes in Capital Structure

Subject to any required action by the Stockholders, in the event of any change in the Shares effected without receipt of consideration by the Company, whether through merger, consolidation, reorganization, reincorporation, recapitalization, reclassification, stock dividend, stock split, reverse stock split, split-up, split-off, spin-off, combination of shares, exchange of shares, or similar change in the capital structure of the Company, or in the event of payment of a dividend or distribution to the Stockholders in a form other than Shares (excepting normal cash dividends) that has a material effect on the Fair Market Value of Shares, appropriate and proportionate adjustments shall be made in the number and class of Shares subject to the Plan and to any outstanding Awards in order to prevent dilution or enlargement of Grantees’ rights under the Plan. For purposes of the foregoing, conversion of any convertible securities of the Company shall not be treated as “effected without receipt of consideration by the Company.” If a majority of the Shares that are of the same class as the Shares that are subject to outstanding Awards are exchanged for, converted into, or otherwise become (whether or not pursuant to a Change in Control) shares of another corporation (the “New Shares”), the Board may unilaterally amend the outstanding Awards to provide that such Awards are for New Shares. In the event of any such amendment, the number of shares subject to the outstanding Awards and the outstanding Awards shall be adjusted by the Board in a fair and equitable manner. The Board may also make such adjustments in the terms of any Award to reflect, or related to, such changes in the capital structure of the Company or distributions as it deems appropriate. Adjustments determined by the Board pursuant to this Section 10.1 shall be made in accordance with Section 409A to the extent applicable.

10.2 Change in Control

10.2.1. Consequences of a Change in Control

Subject to the requirements and limitations of Section 409A if applicable, the Board may provide for any one or more of the following in connection with a Change in Control:

(a) Accelerated Vesting. In the event of a Change in Control, all outstanding Awards made to non-employee directors shall be automatically deemed earned based on the applicable transaction price and such Awards shall be payable in full in connection therewith. In the event of a Change in Control, the Board may take such actions as it deems appropriate to provide for the acceleration of the vesting or settlement in connection with such Change in Control of each or any other outstanding Award or portion thereof and Shares acquired pursuant thereto upon such conditions, including termination of the Grantee’s Service prior to, upon, or following such Change in Control, to such extent as the Board shall determine.

(b) Assumption, Continuation, or Substitution. In the event of a Change in Control, the surviving, continuing, successor, or purchasing corporation or other business entity or parent thereof, as the case may be (the “Acquiror”), may, without the consent of any Grantee, either assume or continue the Company’s rights and obligations under each or any Award or portion thereof outstanding immediately prior to the Change in Control or substitute for each or any such outstanding Award or portion thereof a substantially equivalent award with respect to the Acquiror’s stock, as applicable. For purposes of this Section 10.2.1, if so determined by the Board, an Award denominated in Shares shall be deemed assumed if, following the Change in Control, the Award confers the right to receive, subject to the terms and conditions of the Plan and the applicable Award Agreement, for each Share subject to the Award immediately prior to the Change in Control, the consideration (whether stock, cash, other securities or property, or a combination thereof) to which a holder of a Shares on the effective date of the Change in Control was entitled; provided, however, that if such consideration is not solely common stock of the Acquiror, the Board may, with the consent of the Acquiror, provide for the consideration to be received upon the settlement of the Award, for each Share subject to the Award, to consist solely of common stock of the Acquiror equal in Fair Market Value to the per Share consideration received by holders of Shares pursuant to the Change in Control. If any portion of such consideration may be received by holders of Shares pursuant to the Change in Control on a contingent or delayed basis, the Board may determine such Fair Market Value per Share as of the time of the Change in Control on the basis of the Board’s good faith estimate of the present value of the probable future payment of such consideration. Any Award or portion thereof which is neither assumed or continued by the Acquiror in connection with the Change in Control nor settled as of the time of consummation of the Change in Control shall terminate and cease to be outstanding effective as of the time of consummation of the Change in Control.

(c) Cash-Out of Awards. The Board may, without the consent of any Grantee, determine that, upon the occurrence of a Change in Control, each or any Award or a portion thereof outstanding immediately prior to the Change in Control and not previously settled shall be canceled in exchange for a payment with respect to each vested Share (and each unvested Share, if so determined by the Board) subject to such canceled Award in (i) cash, (ii) stock of the Company or of a corporation or other business entity a party to the Change in Control, or (iii) other property which, in any such case, shall be in an amount having a Fair Market Value equal to the Fair Market Value of the consideration to be paid per Shares in the Change in Control. If any portion of such consideration may be received by holders of Shares pursuant to the Change in Control on a contingent or delayed basis, the Board may determine such Fair Market Value per Share as of the time of the Change in Control on the basis of the Board’s good faith estimate of the present value of the probable future payment of such consideration. In the event such determination is made by the Board, the amount of such payment (reduced by applicable withholding taxes, if any) shall be paid to Grantees in respect of the vested portions of their canceled Awards as soon as practicable following the date of the Change in Control and in respect of the unvested portions of their canceled Awards in accordance with the vesting schedules applicable to such Awards.

10.2.2. Change in Control Defined

A “Change in Control” means the consummation of any of the following events:

(a) the acquisition, other than from the Company, by any individual, entity, or group (within the meaning of Section 13(d)(3) or Section 14(d)(2) of the Exchange Act), other than the Company or any subsidiary, affiliate (within the meaning of Rule 144 promulgated under the Securities Act), or employee benefit plan of the Company, of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of more than 50% of the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the “Voting Securities”); or

(b) a reorganization, merger, consolidation, or recapitalization of the Company (a “Business Combination”), other than a Business Combination in which more than 50% of the combined voting power of the outstanding voting securities of the surviving or resulting entity immediately following the Business Combination is held by the persons who, immediately prior to the Business Combination, were the holders of the Voting Securities; or

(c) a complete liquidation or dissolution of the Company, or a sale of all or substantially all of the assets of the Company; or

(d) during any period of 24 consecutive months, the Incumbent Directors cease to constitute a majority of the Board; “Incumbent Directors” means individuals who were members of the Board at the beginning of such period or individuals whose election or nomination for election to the Board by the Stockholders was approved by a vote of at least a

(e) majority of the then Incumbent Directors (but excluding any individual whose initial election or nomination is in connection with an actual or threatened proxy contest relating to the election of directors).

Notwithstanding the foregoing, if it is determined that an Award is subject to the requirements of Section 409A and payable upon a Change in Control, the Company shall not be deemed to have undergone a Change in Control for purposes of the Plan unless the Company is deemed to have undergone a “change in control event” pursuant to the definition of such term in Section 409A.

10.3 Adjustments

Adjustments under this Section 10 related to Shares or other securities of the Company shall be made by the Board. No fractional Shares or other securities shall be issued pursuant to any such adjustment, and any fractions resulting from any such adjustment shall be eliminated in each case by rounding downward to the nearest whole Share.

11.	NO LIMITATIONS ON COMPANY

The making of Awards shall not affect or limit in any way the right or power of the Company to make adjustments, reclassifications, reorganizations, or changes of its capital or business structure or to merge, consolidate, dissolve, or liquidate, or to sell or transfer all or any part of its business or assets.

12.	TERMS APPLICABLE GENERALLY TO AWARDS GRANTED UNDER THE PLAN

12.1 Disclaimer of Rights

No provision in the Plan or in any Award Agreement shall be construed to confer upon any individual the right to remain in the employ or service of the Company or any Affiliate, or to interfere in any way with any contractual or other right or authority of the Company or any Affiliate either to increase or decrease the compensation or other payments to any individual at any time, or to terminate any employment or other relationship between any individual and the Company or any Affiliate. In addition, notwithstanding anything contained in the Plan to the contrary, no Award shall be affected by any change of duties or position of the Grantee, so long as such Grantee continues to be a Service Provider. The obligation of the Company to pay any benefits pursuant to the Plan shall be interpreted as a contractual obligation to pay only those amounts described herein, in the manner and under the conditions prescribed herein. The Plan shall in no way be interpreted to require the Company to transfer any amounts to a third party trustee or otherwise hold any amounts in trust or escrow for payment to any Grantee or beneficiary under the terms of the Plan.

12.2 Nonexclusivity of the Plan

Neither the adoption of the Plan nor the submission of the Plan to the Stockholders for approval shall be construed as creating any limitations upon the right and authority of the Board to adopt such other incentive compensation arrangements (which arrangements may be applicable either generally to a class or classes of individuals or specifically to a particular individual or particular individuals), including the granting of stock options as the Board determines desirable.

12.3 Withholding Taxes

The Company or an Affiliate, as the case may be, shall have the right to deduct from payments of any kind otherwise due to a Grantee any federal, state, or local taxes of any kind required by law to be withheld (i) with respect to the vesting of or other lapse of restrictions applicable to an Award or (ii) otherwise due in connection with an Award. At the time of such vesting or lapse, the Grantee shall pay to the Company or the Affiliate, as the case may be, any amount that the Company or the Affiliate may reasonably determine to be necessary to satisfy such withholding obligation. Subject to the prior approval of the Company or the Affiliate, which may be withheld by the Company or the Affiliate, as the case may be, in its sole discretion, the Grantee may elect to satisfy such obligations, in whole or in part, (i) by causing the Company or the Affiliate to withhold the minimum required number of Shares otherwise issuable to the Grantee as may be necessary to satisfy such withholding obligation or (ii) by delivering to the Company or the Affiliate Shares already owned by the Grantee. The Shares so delivered or withheld shall have an aggregate Fair Market Value equal to such withholding obligations. The Fair Market Value of the Shares used to satisfy such withholding obligation shall be determined by the Company or the Affiliate as of the date that the amount of tax to be withheld is to be determined. A Grantee who has made an election pursuant to this Section 12.3 may satisfy his or her withholding obligation only with Shares that are not subject to any repurchase, forfeiture, unfulfilled vesting, or other similar requirements.

12.4 Captions

The use of captions in the Plan or any Award Agreement is for the convenience of reference only and shall not affect the meaning of any provision of the Plan or any Award Agreement.

12.5 Other Provisions

Each Award Agreement may contain such other terms and conditions not inconsistent with the Plan as may be determined by the Board. In the event of any conflict between the terms of an employment agreement and the Plan, the terms of the employment agreement shall govern.

12.6 Number and Gender; References

With respect to words used in the Plan, the singular form shall include the plural form, the masculine gender shall include the feminine gender, etc., as the context requires. Unless provided otherwise, all references to articles, sections, exhibits, attachments, and the like shall be to articles, sections, exhibits, attachments, and the like in the Plan.

12.7 Severability

If any provision of the Plan or any Award Agreement shall be determined to be illegal or unenforceable by any court of law in any jurisdiction, the remaining provisions hereof and thereof shall be severable and enforceable in accordance with their terms, and all provisions shall remain enforceable in any other jurisdiction.

12.8 Governing Law

The Plan shall be governed by and construed in accordance with the laws of the State of Delaware without giving effect to the principles of conflicts of law.

12.9 Section 409A

The Plan is intended to comply with Section 409A to the extent subject thereto and, accordingly, to the maximum extent permitted, the Plan shall be interpreted and administered to be in compliance therewith. Any payments described in the Plan that are due within the “short-term deferral period” as defined in Section 409A shall not be treated as deferred compensation unless applicable laws require otherwise. Notwithstanding anything to the contrary in the Plan, to the extent required to avoid accelerated taxation and tax penalties under Section 409A, amounts that would otherwise be payable and benefits that would otherwise be provided pursuant to the Plan during the six- month period immediately following the Grantee’s Separation from Service shall instead be paid on the first payroll date after the six- month anniversary of the Grantee’s Separation from Service (or the Grantee’s death, if earlier). Notwithstanding the foregoing, neither the Company nor the Committee shall have any obligation to take any action to prevent the assessment of any excise tax or penalty on any Grantee under Section 409A and neither the Company nor the Committee shall have any liability to any Grantee for such tax or penalty.

12.10 Transferability of Awards and Issued Shares

12.10.1. Transfers in General

No Award shall be sold, transferred, assigned, pledged, or otherwise encumbered or disposed of by the Grantee to whom it is granted, other than by will or the laws of descent and distribution or under a domestic relations order in settlement of marital property rights and, during the lifetime of the Grantee, only the Grantee personally (or the Grantee’s personal representative) may exercise rights under the Plan.

12.10.2. Issued Shares

No Issued Shares shall be sold, assigned, transferred, pledged, hypothecated, given away, or in any other manner disposed of or encumbered, whether voluntarily or by operation of law, unless (i) such transfer is in compliance with the terms of the applicable Award, all applicable securities laws, and with the terms and conditions of the Plan and (ii) the transferee consents in writing to be bound by the provisions of the Plan, if so required by the Board. In connection with any proposed transfer, the Board may require the transferor to provide at the transferor’s own expense an opinion of counsel to the transferor, satisfactory to the Board, that such transfer is in compliance with all foreign, federal, and state securities laws. Any attempted disposition of Issued Shares not in accordance with the terms and conditions of this Section 12.10.2 shall be null and void, and the Company shall not reflect on its records any change in record ownership of any Issued Shares as a result of any such disposition, shall otherwise refuse to recognize any such disposition, and shall not in any way give effect to any such disposition of Issued Shares.

Adopted by the Board (as Amended): April 11, 2018

Approved by the Stockholders: May 16, 2018

Scheduled Termination Date: May 16, 2028

ENERGOUS CORPORATION 3590 NORTH FIRST STREET, SUITE 210 SAN JOSE, CA 95134

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Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — —
DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

The Board of Directors recommends you vote FOR the following:	For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.

	☐	☐	☐

1. Election of Directors Nominees:
01 Stephen R. Rizzone 06 Carol Lindstrom	02 Martin Cooper 07 Nicolaos G. Alexopoulos	03 John R. Gaulding	04 Robert J. Griffin	05 Rex S. Jackson

The Board of Directors recommends you vote FOR proposals 2, 3, 4 and 5.	For	Against	Abstain

2. To approve an amendment to the 2013 Equity Incentive Plan.	☐	☐	☐
3. To approve an amendment to the Non-Employee Equity Compensation Plan.	☐	☐	☐
4. To approve an amendment to the Performance Share Unit Plan.	☐	☐	☐
5. To ratify the appointment of Marcum LLP as our independent registered public accounting firm for 2018.	☐	☐	☐
NOTE: To transact such other business as may properly come before the annual meeting and any adjournments or postponements thereof.

	Yes	No
Please indicate if you plan to attend this meeting.	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice & Proxy Statement, Annual Report, Shareholder Letter is/are available at www.proxyvote.com

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ENERGOUS CORPORATION Proxy for Annual Meeting of Stockholders May 16, 2018 11:00 a.m. This proxy is solicited by the Board of Directors

The undersigned hereby appoints Robert J. Griffin and Stephen R. Rizzone, and each of them, with the power to act without the other and with full power of substitution, as proxies and attorneys-in-fact and hereby authorizes them to represent and vote, as provided on the reverse side, all the shares of Common Stock of Energous Corporation which the undersigned is entitled to vote and, in their discretion, to vote upon such other business as may properly come before the Annual Meeting of Stockholders of Energous Corporation to be held May 16, 2018 at 11:00 a.m., local time, at the Company’s offices located at 3590 North First Street, Suite 210, San Jose, CA 95134 or any adjournment thereof, with all powers which the undersigned would possess if present at the Annual Meeting.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations.

Continued and to be signed on reverse side